                        BANC OF AMERICA SECURITIES [LOGO]

                    -----------------------------------------

      THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET
POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

      BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND
IF ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE TERM SHEET

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-D
$1,775,524,000 (APPROXIMATE)

CLASSES 1-A-1, 1-A-2, 1-M-1, 1-M-2, 1-M-3, 1-M-4, 1-M-5, 1-M-6, 2-A-1, 2-A-2,
3-A-1, 3-A-2, 3-A-3, 3-A-4, 3-A-5, 4-A-1, 4-A-2, 4-A-3, 4-A-4, 5-A-1, 5-A-2,
5-A-3, 5-A-4, 5-A-X, 6-A-1, 6-A-2, 6-A-3, 6-A-4, X-B-1, X-B-2, X-B-3, 5-B-1,
5-B-2, 5-B-3, 6-B-1, 6-B-2, 6-B-3, 6-B-4, 6-B-5, 6-B-6, AND 6-B-7 (OFFERED
CERTIFICATES)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
MASTER SERVICER

INDYMAC BANK, F.S.B.
BANK OF AMERICA, NATIONAL ASSOCIATION
COUNTRYWIDE HOME LOANS SERVICING LP
GREENPOINT MORTGAGE FUNDING, INC.
WELLS FARGO BANK, N.A.
SERVICERS

APRIL 21, 2006
                    -----------------------------------------

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000  (APPROXIMATE)
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received the preliminary prospectus. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

      THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED,
      AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE
      OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND
      PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR
      MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS
      SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN
      INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                                                               2

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000  (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

o   PRELIMINARY SUMMARY OF CERTIFICATES (To Roll)                          PG. 4

o   PRELIMINARY SUMMARY OF CERTIFICATES (To Maturity)                      PG. 8

o   PRELIMINARY SUMMARY OF TERMS                                          PG. 11

o   PRELIMINARY DISTRIBUTIONS ON LOAN GROUP 1 CERTIFICATES                PG. 20

o   LOAN GROUP 1 DEFINITIONS                                              PG. 30

o   PRELIMINARY DISTRIBUTIONS ON LOAN
    GROUPS 2, 3, 4, 5, 6A AND 6B                                          PG. 34

o   PRELIMINARY CREDIT SUPPORT                                            PG. 44

o   PRELIMINARY PRIORITY OF DISTRIBUTIONS                                 PG. 44

o   PRELIMINARY SWAP SCHEDULE                                             PG. 48

                                                                               3

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               PRELIMINARY SUMMARY OF CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------------
                                                           TO ROLL (1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            EXPECTED
                                                                       EST.    EST. PRIN.  MATURITY TO
                          APPROX.                                      WAL       WINDOW     ROLL @ 25%   DELAY       EXPECTED
CLASS                     SIZE (2)      INTEREST - PRINCIPAL TYPE     (YRS)      (MOS)         CPB       DAYS         RATINGS
---------------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                             S&P     FITCH
---------------------------------------------------------------------------------------------------------------------------------

                                          Floating Rate-Super         3.02      1 - 96         96          0     AAA     AAA
       1-A-1           514,740,000.00          Senior(3)
---------------------------------------------------------------------------------------------------------------------------------
                                          Floating Rate-Super
       1-A-2            60,451,000.00      Senior Support(3)          3.02      1 - 96         96          0     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Floating
       1-M-1             6,045,000.00      Rate-Mezzanine(3)          5.24      37 - 96        96          0      AA     None
---------------------------------------------------------------------------------------------------------------------------------
                                               Floating
       1-M-2             9,067,000.00      Rate-Mezzanine(3)          5.24      37 - 96        96          0      A      None
---------------------------------------------------------------------------------------------------------------------------------
                                               Floating                                                                  None
       1-M-3             3,022,000.00      Rate-Mezzanine(3)          5.24      37 - 96        96          0      A-
---------------------------------------------------------------------------------------------------------------------------------
                                               Floating                                                                  None
       1-M-4             3,022,000.00      Rate-Mezzanine(3)          5.16      37 - 96        96          0     BBB+
---------------------------------------------------------------------------------------------------------------------------------
                                               Floating                                                                  None
       1-M-5             3,083,000.00      Rate-Mezzanine(3)          4.80      37 - 85        85          0     BBB
---------------------------------------------------------------------------------------------------------------------------------
                                               Floating                                                                  None
       1-M-6             2,959,000.00      Rate-Mezzanine(3)          3.81      37 - 66        66          0     BBB-
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable-
                                          Pass-Through-Super
       2-A-1            20,954,000.00         Senior (4)              1.95      1 - 36         36         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                              Variable -
                                          Pass-Through-Super
       2-A-2               974,000.00     Senior Support (4)          1.95      1 - 36         36         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                              Variable -
                                          Pass-Through-Super
       3-A-1            96,387,000.00         Senior (5)              2.56      1 - 60         60         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                          Variable-Sequential
       3-A-2            64,842,000.00     Pay-Super Senior(5)         1.50      1 - 44         44         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                          Variable-Sequential
       3-A-3            10,131,000.00     Pay-Super Senior(5)         4.25      44 - 58        58         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                          Variable-Sequential
       3-A-4            21,414,000.00     Pay-Super Senior(5)         4.95      58 - 60        60         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                        Variable-Pass-Through-
       3-A-5             8,954,000.00   Super Senior Support(5)       2.56      1 - 60         60         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                              Variable -
                                          Pass-Through-Super
       4-A-1            15,000,000.00         Senior (6)              2.90      1 - 84         84         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                              Variable -
                                           Sequential-Super
       4-A-2            12,229,000.00         Senior (6)              1.80      1 - 57         57         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                              Variable -
                                           Sequential-Super
       4-A-3             3,896,000.00         Senior (6)              6.35      57 - 84        84         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                              Variable -
                                          Pass-Through-Super
       4-A-4             1,446,000.00     Senior Support (6)          2.90      1 - 84         84         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                              Variable -
                                          Pass-Through-Super
       5-A-1           100,000,000.00         Senior (7)              3.19      1 - 120       120         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                              Variable -
                                           Sequential-Super
       5-A-2           249,587,000.00          Senior(7)              1.80      1 - 56         56         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                              Variable -
                                           Sequential-Super
       5-A-3            83,603,000.00         Senior (7)              7.33      56 - 120      120         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                            Variable - Pass
                                         Through-Super Senior
       5-A-4            16,303,000.00         Support(7)              3.19      1 - 120       120         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                           Fixed-Interest
       5-A-X           333,190,000.00   Only-Super Senior(7)          3.19        NA           NA         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------
                                              Variable -
                                          Pass-Through-Super
       6-A-1           115,912,000.00         Senior (8)              3.14      1 - 119       119         19     AAA     AAA
---------------------------------------------------------------------------------------------------------------------------------

                                                                               4

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000  (APPROXIMATE)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               PRELIMINARY SUMMARY OF CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------------
                                                           TO ROLL (1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            EXPECTED
                                                                       EST.    EST. PRIN.  MATURITY TO
                          APPROX.                                      WAL       WINDOW     ROLL @ 25%   DELAY       EXPECTED
CLASS                     SIZE (2)     INTEREST - PRINCIPAL TYPE      (YRS)      (MOS)         CPB       DAYS         RATINGS
---------------------------------------------------------------------------------------------------------------------------------
              OFFERED CERTIFICATES                                                                                S&P     FITCH
---------------------------------------------------------------------------------------------------------------------------------

                                            Variable -
                                        Pass-Through-Super
       6-A-2             6,440,000.00    Senior Support(8)           3.14    1 - 119          119         19    AAA       AAA
---------------------------------------------------------------------------------------------------------------------------------
                                            Variable -
                                        Pass-Through-Super
       6-A-3           288,576,000.00       Senior (9)               3.14    1 - 119          119         19    AAA       AAA
---------------------------------------------------------------------------------------------------------------------------------
                                            Variable -
                                        Pass-Through-Super
       6-A-4            16,032,000.00   Senior Support (9)           3.14    1 - 119          119         19    AAA       AAA
---------------------------------------------------------------------------------------------------------------------------------
                                           Subordinate -
       X-B-1             6,959,000.00     Sequential (10)            4.29    1 - 84            84         19    None      AA
---------------------------------------------------------------------------------------------------------------------------------
                                           Subordinate -
       X-B-2             1,605,000.00     Sequential (10)            4.29    1 - 84            84         19    None      A
---------------------------------------------------------------------------------------------------------------------------------
                                           Subordinate -
       X-B-3             1,071,000.00     Sequential (10)            4.29    1 - 84            84         19    None      BBB
---------------------------------------------------------------------------------------------------------------------------------
                                           Subordinate -
       5-B-1             9,782,000.00     Sequential (11)            5.72    1 - 120          120         19    None      AA
---------------------------------------------------------------------------------------------------------------------------------
                                           Subordinate -
       5-B-2             2,562,000.00    Sequential (11)             5.72    1 - 120          120         19    None      A
---------------------------------------------------------------------------------------------------------------------------------
                                           Subordinate -
       5-B-3             1,397,000.00    Sequential (11)             5.72    1 - 120          120         19    BBB       BBB
---------------------------------------------------------------------------------------------------------------------------------
                                           Subordinate -
       6-B-1             6,742,000.00    Sequential (12)             5.71    1 - 119          119         19    AA+       None
---------------------------------------------------------------------------------------------------------------------------------
                                           Subordinate -
       6-B-2             3,595,000.00    Sequential (12)             5.71    1 - 119          119         19     AA       None
---------------------------------------------------------------------------------------------------------------------------------
                                           Subordinate -
       6-B-3             1,348,000.00    Sequential (12)             5.71    1 - 119          119         19    AA-       None
---------------------------------------------------------------------------------------------------------------------------------

                                           Subordinate -
       6-B-4             1,798,000.00    Sequential (12)             5.71    1 - 119          119         19     A+       None
---------------------------------------------------------------------------------------------------------------------------------

                                           Subordinate -
       6-B-5             1,124,000.00    Sequential (12)             5.71    1 - 119          119         19     A        None
---------------------------------------------------------------------------------------------------------------------------------

                                           Subordinate -
       6-B-6             1,123,000.00    Sequential (12)             5.71    1 - 119          119         19     A-       None
---------------------------------------------------------------------------------------------------------------------------------

                                           Subordinate -
       6-B-7             1,349,000.00    Sequential (12)             5.71    1 - 119          119         19    BBB       None
---------------------------------------------------------------------------------------------------------------------------------

                                                                               5

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000  (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT OFFERED HEREUNDER
--------------------------------------------------------------------------------
      CE        2,121,383.54
-----------------------------
     X-B-4        669,000.00
-----------------------------
     X-B-5        535,000.00
-----------------------------
     X-B-6        535,426.99
-----------------------------
     5-B-4        932,000.00
-----------------------------
     5-B-5        698,000.00
-----------------------------
     5-B-6        932,413.67           INFORMATION NOT PROVIDED HEREIN
-----------------------------
     6-B-8        899,000.00
-----------------------------
     6-B-9      1,348,000.00
-----------------------------
    6-B-10      1,798,000.00
-----------------------------
    6-B-11      1,348,344.78
-----------------------------
     2-A-R            100.00
--------------------------------------------------------------------------------

(1)   Assumes any outstanding principal balance on the Group 2-A, Group 3-A and
      Group 4-A Certificates will be paid in full on the Distribution Date occurring in the months of April 2009, April 2011 and April 2013, respectively. Assumes any outstanding principal balance on the Group 5-A and the Group 6-A Certificates will be paid in full on the Distribution
      Date occurring in the month of April 2016 and March 2016, respectively.
      Estimated weighted average life, principal window and maturity for the
      Group 1-A and Group 1-M certificates are estimated to the 10% cleanup call.

(2)   Class sizes are approximate and are subject to a +/- 5% variance.

(3)   For each Distribution Date interest will accrue on the Group 1-A and Group
      1-M Certificates at a rate equal to one-month LIBOR plus a related fixed margin, subject to certain caps.

(4)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)   For each Distribution Date interest will accrue on the Class 5-A-1 and
      5-A-4 certificates at a rate equal to the weighted average of the Net
      Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the
      Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each
      Distribution Date interest will accrue on the Class 5-A-X certificates at a fixed rate equal to 0.61856626%. For each Distribution Date interest will accrue on the Class 5-A-2 and Class 5-A-3 certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the
      Group 5 Mortgage Loans (based upon the Stated Principal Balances of the
      Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus 0.61856626%.

(8)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-A Mortgage Loans (based upon the Stated Principal Balances of the Group 6-A Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-B Mortgage Loans (based upon the Stated Principal Balances of the Group 6-B Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(10)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan
      Groups 2, 3 and 4) of the Net Mortgage Interest Rates of the Mortgage
      Loans in Loan Groups 2, 3, and 4 (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               6

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000  (APPROXIMATE)
--------------------------------------------------------------------------------

(11)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage
      Loans in Loan Group 5 (based on the Stated Principal Balances of such
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date).

(12)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan
      Groups 6-A and 6-B) of the Net Mortgage Interest Rates of the Mortgage
      Loans in Loan Groups 6-A and 6-B (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               7

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               PRELIMINARY SUMMARY OF CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------------
                                                          TO MATURITY
---------------------------------------------------------------------------------------------------------------------------------
                                                                      EST.    EST. PRIN.    EXPECTED
                          APPROX.                                     WAL       WINDOW       FINAL       DELAY       EXPECTED
CLASS                     SIZE (1)      INTEREST - PRINCIPAL TYPE    (YRS)      (MOS)     MATURITY (2)   DAYS         RATINGS
---------------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                              S&P     FITCH
---------------------------------------------------------------------------------------------------------------------------------

                                           Floating Rate-Super
       1-A-1           514,740,000.00           Senior(3)            3.30     1 - 222        222           0      AAA      None
---------------------------------------------------------------------------------------------------------------------------------
                                       Floating Rate-Super Senior
       1-A-2            60,451,000.00          Support(3)            3.30     1 - 222        222           0      AAA      None
---------------------------------------------------------------------------------------------------------------------------------
       1-M-1             6,045,000.00  Floating Rate-Mezzanine(3)    5.63     37 - 136       136           0       AA      None
---------------------------------------------------------------------------------------------------------------------------------
       1-M-2             9,067,000.00  Floating Rate-Mezzanine(3)    5.52     37 - 127       127           0       A       None
---------------------------------------------------------------------------------------------------------------------------------
       1-M-3             3,022,000.00  Floating Rate-Mezzanine(3)    5.34     37 - 108       108           0       A-      None
---------------------------------------------------------------------------------------------------------------------------------
       1-M-4             3,022,000.00  Floating Rate-Mezzanine(3)    5.16     37 - 98        98            0      BBB+     None
---------------------------------------------------------------------------------------------------------------------------------
       1-M-5             3,083,000.00  Floating Rate-Mezzanine(3)    4.80     37 - 85        85            0      BBB      None
---------------------------------------------------------------------------------------------------------------------------------
       1-M-6             2,959,000.00  Floating Rate-Mezzanine(3)    3.81     37 - 66        66            0      BBB-     None
---------------------------------------------------------------------------------------------------------------------------------
                                                Variable-
                                       Pass-Through-Super Senior
       2-A-1            20,954,000.00              (4)               3.30     1 - 360        360          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                        Pass-Through-Super Senior
       2-A-2               974,000.00         Support (4)            3.30     1 - 360        360          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                        Pass-Through-Super Senior
       3-A-1            96,387,000.00              (5)               3.29     1 - 360        360          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                           Variable-Sequential
       3-A-2            64,842,000.00     Pay-Super Senior (5)       1.50      1 - 44        307          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                           Variable-Sequential
       3-A-3            10,131,000.00     Pay-Super Senior (5)       4.28     44 - 60        326          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                           Variable-Sequential
       3-A-4            21,414,000.00     Pay-Super Senior (5)       8.24     60 - 360       360          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                         Variable-Pass-Through-
       3-A-5             8,954,000.00   Super Senior Support (5)     3.29     1 - 360        360          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                        Pass-Through-Super Senior
       4-A-1            15,000,000.00              (6)               3.30     1 - 360        360          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                         Sequential-Super Senior
       4-A-2            12,229,000.00              (6)               1.80      1 - 57        324          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                         Sequential-Super Senior
       4-A-3             3,896,000.00              (6)               8.01     57 - 360       360          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                        Pass-Through-Super Senior
       4-A-4             1,446,000.00         Support  (6)           3.30     1 - 360        360          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                        Pass-Through-Super Senior
       5-A-1           100,000,000.00              (7)               3.37     1 - 360        360          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                            Sequential-Super
       5-A-2           249,587,000.00          Senior (7)            1.80      1 - 56        323          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                         Sequential-Super Senior
       5-A-3            83,603,000.00              (7)               8.04     56- 360        360          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                             Variable - Pass
                                          Through-Super Senior
       5-A-4            16,303,000.00         Support (7)            3.37     1 - 360        360          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                        Fixed-Interest Only-Super
       5-A-X           333,190,000.00          Senior (7)            3.37     NA - NA        NA           19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                        Pass-Through-Super Senior
       6-A-1           115,912,000.00              (8)               3.32     1 - 359        359          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                        Pass-Through-Super Senior
       6-A-2             6,440,000.00         Support  (8)           3.32     1 - 359        359          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                               Variable -
                                        Pass-Through-Super Senior
       6-A-3           288,576,000.00              (9)               3.32     1 - 359        359          19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------

                                                                               8

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               PRELIMINARY SUMMARY OF CERTIFICATES
---------------------------------------------------------------------------------------------------------------------------------
                                                          TO MATURITY
---------------------------------------------------------------------------------------------------------------------------------
                                                                      EST.    EST. PRIN.    EXPECTED
                          APPROX.                                     WAL       WINDOW       FINAL       DELAY       EXPECTED
CLASS                     SIZE (1)      INTEREST - PRINCIPAL TYPE    (YRS)      (MOS)     MATURITY (2)   DAYS         RATINGS
---------------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                              S&P     FITCH
---------------------------------------------------------------------------------------------------------------------------------

                                               Variable -
                                        Pass-Through-Super Senior
       6-A-4            16,032,000.00         Support (9)            3.32      1 - 359        359         19      AAA      AAA
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       X-B-1             6,959,000.00             (10)               6.01      1 - 360        360         19      None      AA
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       X-B-2             1,605,000.00             (10)               6.01      1 - 360        360         19      None      A
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       X-B-3             1,071,000.00             (10)               6.01      1 - 360        360         19      None     BBB
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       5-B-1             9,782,000.00             (11)               6.12      1 - 360        360         19      None      AA
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       5-B-2             2,562,000.00             (11)               6.12      1 - 360        360         19      None      A
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       5-B-3             1,397,000.00             (11)               6.12      1 - 360        360         19      None     BBB
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       6-B-1             6,742,000.00             (12)               6.12      1 - 359        359         19      AA+      None
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       6-B-2             3,595,000.00             (12)               6.12      1 - 359        359         19       AA      None
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       6-B-3             1,348,000.00             (12)               6.12      1 - 359        359         19      AA-      None
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       6-B-4             1,798,000.00             (12)               6.12      1 - 359        359         19       A+      None
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       6-B-5             1,124,000.00             (12)               6.12      1 - 359        359         19       A       None
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       6-B-6             1,123,000.00             (12)               6.12      1 - 359        359         19       A-      None
---------------------------------------------------------------------------------------------------------------------------------
                                        Subordinate - Sequential
       6-B-7             1,349,000.00             (12)               6.12      1 - 359        359         19      BBB      None
---------------------------------------------------------------------------------------------------------------------------------

(1)   Class sizes are approximate and are subject to a +/- 5% variance.

(2)   Expected Final Maturity (except with respect to the Class 3-A-2, Class
      3-A-3, Class 4-A-2 ,and Class 5-A-2 Certificates) are calculated based on the maturity date of the latest maturing loan for each Loan Group. With respect to the Class 3-A-2, 3-A-3, Class 4-A-2, Class and Class
      5-A-2Certificates, Expected Final Maturity are calculated based on the modeling assumptions, the assumption that there are no prepayments and the assumption that no optional termination occurs.

(3)   For each Distribution Date interest will accrue on the Group 1-A and Group
      1-M Certificates at a rate equal to one-month LIBOR plus a related fixed margin, subject to certain caps.

(4)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               9

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D            $1,775,524,000  (APPROXIMATE)
--------------------------------------------------------------------------------

(7)   For each Distribution Date interest will accrue on the Class 5-A-1 and
      5-A-4 certificates at a rate equal to the weighted average of the Net
      Mortgage Interest Rates of the Group 5 Mortgage Loans (based upon the
      Stated Principal Balances of the Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each
      Distribution Date interest will accrue on the Class 5-A-X certificates at a fixed rate equal to 0.61856626%. For each Distribution Date interest will accrue on the Class 5-A-2 and Class 5-A-3 certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the
      Group 5 Mortgage Loans (based upon the Stated Principal Balances of the
      Group 5 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus 0.61856626%.

(8)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-A Mortgage Loans (based upon the Stated Principal Balances of the Group 6-A Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 6-B Mortgage Loans (based upon the Stated Principal Balances of the Group 6-B Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(10)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan
      Groups 2, 3 and 4) of the Net Mortgage Interest Rates of the Mortgage
      Loans in Loan Groups 2, 3, and 4 (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(11)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage
      Loans in Loan Group 5 (based on the Stated Principal Balances of such
      Mortgage Loans on the due date in the month preceding the month of such
      Distribution Date).

(12)  Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for Loan
      Groups 6-A and 6-B) of the Net Mortgage Interest Rates of the Mortgage
      Loans in Loan Groups 6-A and 6-B (based on the Stated Principal Balances of such Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                              10

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              PRELIMINARY SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------

Transaction:                      Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-D

Issuing Entity:                   Banc of America Funding 2006-D Trust

Lead Manager (Book Runner):       Banc of America Securities LLC

Servicers:                        Bank of America, National  Association; Wells Fargo Bank, N.A.; IndyMac
                                  Bank, F.S.B.; Countrywide Home Loans Servicing LP; and Greenpoint
                                  Mortgage Funding, Inc.

Sponsor:                          Bank of America, National Association

Depositor:                        Banc of America Funding Corporation

Master Servicer and Securities
Administrator:                    Wells Fargo Bank, N.A.

Trustee and Custodian:            U.S. Bank National Association

Supplemental Interest Trust
Trustee:                          Wells Fargo Bank, N.A.

Rating Agencies:                  Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Fitch Ratings

Derivative Provider:              TBD

Transaction Size:                 $1,775,524,000 (+/- 5%)
------------------------------------------------------------------------------------------------------------------------

                                                                              11

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Securities Offered:               $514,740,000 Class 1-A-1 Certificates

                                  $60,451,000 Class 1-A-2 Certificates

                                  $6,045,000 Class 1-M-1 Certificates

                                  $9,067,000 Class 1-M-2 Certificates

                                  $3,022,000 Class 1-M-3 Certificates

                                  $3,022,000 Class 1-M-4 Certificates

                                  $3,083,000 Class 1-M-5 Certificates

                                  $2,959,000 Class 1-M-6 Certificates

                                  $20,954,000 Class 2-A-1 Certificates

                                  $974,000 Class 2-A-2 Certificates

                                  $96,387,000 Class 3-A-1 Certificates

                                  $64,842,000 Class 3-A-2 Certificates

                                  $10,131,000 Class 3-A-3 Certificates

                                  $21,414,000 Class 3-A-4 Certificates

                                  $8,954,000 Class 3-A-5 Certificates

                                  $15,000,000 Class 4-A-1 Certificates

                                  $12,229,000 Class 4-A-2 Certificates

                                  $3,896,000 Class 4-A-3 Certificates

                                  $1,446,000 Class 4-A-4 Certificates

                                  $100,000,000 Class 5-A-1 Certificates

                                  $249,587,000 Class 5-A-2 Certificates

                                  $83,603,000 Class 5-A-3 Certificates

                                  $16,303,000 Class 5-A-4 Certificates

                                  $333,190,000 Class 5-A-X Certificates

                                  $115,912,000 Class 6-A-1 Certificates

                                  $6,440,000 Class 6-A-2 Certificates

                                  $288,576,000 Class 6-A-3 Certificates

                                  $16,032,000 Class 6-A-4 Certificates

                                  $6,959,000 Class X-B-1 Certificates

                                  $1,605,000 Class X-B-2 Certificates
--------------------------------------------------------------------------------

                                                                              12

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              PRELIMINARY SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------

Securities Offered (continued):   $1,071,000 Class X-B-3 Certificates

                                  $9,782,000 Class 5-B-1 Certificates

                                  $2,562,000 Class 5-B-2 Certificates

                                  $1,397,000 Class 5-B-3 Certificates

                                  $6,742,000 Class 6-B-1 Certificates

                                  $3,595,000 Class 6-B-2 Certificates

                                  $1,348,000 Class 6-B-3 Certificates

                                  $1,798,000 Class 6-B-4 Certificates

                                  $1,124,000 Class 6-B-5 Certificates

                                  $1,123,000 Class 6-B-6 Certificates

                                  $1,349,000 Class 6-B-7 Certificates

The Mortgage Pool:                The "Mortgage Pool" will consist of adjustable rate, conventional, fully amortizing mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family properties. All of the Mortgage Loans in Loan Group 1 were acquired by Bank of
                                  America, National Assocation, from Countrywide Home Loans, Greenpoint Mortgage
                                  Funding, Inc. and Wells Fargo Bank, N.A. In addition, one Mortgage Loan in Loan Group
                                  1 was originated by Bank of America. All of the Mortgage Loans in Loan Group 2, Loan
                                  Group 3, Loan Group 4 and Loan Group 5 were originated by Bank of America, National
                                  Association, which is an affiliate of the Depositor and Banc of America Securities
                                  LLC. All of the Mortgage Loans in Aggregate Loan Group 6 were acquired by Bank of
                                  America, National Association from IndyMac Bank, F.S.B.
------------------------------------------------------------------------------------------------------------------------

                                                                              13

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000  (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              PRELIMINARY SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------

Group 1 Mortgage Loans:           The Group 1 Mortgage Loans consist of One-Year, Six-Month, or One-Month LIBOR and
                                  One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 1 month, 6 months, or 2, 3, 5, 7, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 90.84% of the Group 1 Mortgage Loans require only the payment of interest until the 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually, semi-annually or monthly thereafter.

Group 2 Mortgage Loans:           The Group 2 Mortgage Loans consist of 3/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage
                                  Loans have a variable interest rate. Approximately 92.91% of the Group 2 Mortgage
                                  Loans require only the payment of interest until the 37th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.

Group 3 Mortgage Loans:           The Group 3 Mortgage Loans consist of 5/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage
                                  Loans have a variable interest rate. Approximately 69.71% of the Group 3 Mortgage
                                  Loans require only the payment of interest until the 61st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.

Group 4 Mortgage Loans:           The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage
                                  Loans have a variable interest rate. Approximately 69.34% of the Group 4 Mortgage
                                  Loans require only the payment of interest until the 85th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.

Group 5 Mortgage Loans:           The Group 5 Mortgage Loans consist of 10/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage
                                  Loans have a variable interest rate. Approximately 92.25% of the Group 5 Mortgage
                                  Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter.
------------------------------------------------------------------------------------------------------------------------

                                                                              14

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              PRELIMINARY SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------

Group 6-A Mortgage Loans:         The Group 6-A Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the
                                  Mortgage Loans have a variable interest rate. Approximately 86.94% of the Group 6-A
                                  Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter.

Group 6-B Mortgage Loans:         The Group 6-B Mortgage Loans consist of One-Year, or Six-Month LIBOR and One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The
                                  Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 91.16% of the Group 6B Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter.

Expected Pricing Date:            Week of April 17, 2006

Expected Closing Date:            On or about April 28, 2006

Distribution Date:                20th day of each month, or the next succeeding business day (First Distribution Date:
                                  May 22, 2006)

Cut-off Date:                     April 1, 2006

Class A Certificates:             Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-R, 3-A-1, 3-A-2, 3-A-3, 3-A-4, 3-A-5, 4-A-1,
                                  4-A-2, 4-A-3, 4-A-4, 5-A-1, 5-A-2, 5-A-3, 5-A-4, 5-A-X, 6-A-1, 6-A-2, 6-A-3 and 6-A-4
                                  Certificates (the "Class A Certificates"). The Class 2-A-R Certificate is not offered hereunder.
------------------------------------------------------------------------------------------------------------------------

                                                                              15

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              PRELIMINARY SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------

Subordinate Certificates:         Class X-B-1, X-B-2, X-B-3, X-B-4, X-B-5, X-B-6, 5-B-1, 5-B-2, 5-B-3, 5-B-4, 5-B-5,
                                  5-B-6, 6-B-1, 6-B-2, 6-B-3, 6-B-4, 6-B-5, 6-B-6, 6-B-7, 6-B-8, 6-B-9, 6-B-10 and
                                  6-B-11 Certificates (the "Class B Certificates"). The Class X-B-4, X-B-5, X-B-6,
                                  5-B-4, 5-B-5, 5-B-6, 6-B-8, 6-B-9, 6-B-10 and 6-B-11 are not offered hereunder.

Class B Offered Certificates:     Class X-B-1, X-B-2, X-B-3, 5-B-1, 5-B-2, 5-B-3, 6-B-1, 6-B-2, 6-B-3, 6-B-4, 6-B-5,
                                  6-B-6 and 6-B-7 Certificates.

Group 1-A Certificates:           Class 1-A-1 and 1-A-2 Certificates.

Group 1-M Certificates:           Class 1-M-1, 1-M-2, 1-M-3, 1-M-4, 1-M-5 and 1-M-6 Certificates.

Group 2-A Certificates:           Class 2-A-1, 2-A-2, and 2-A-R Certificates.

Group 3-A Certificates:           Class 3-A-1, 3-A-2, 3-A-3, 3-A-4 and 3-A-5 Certificates.

Group 4-A  Certificates:          Class 4-A-1, 4-A-2, 4-A-3 and 4-A-4 Certificates.

Group 5-A  Certificates:          Class 5-A-1, 5-A-2, 5-A-3, 5-A-4 and 5-A-X Certificates.

Group 6-A Certificates:           Class 6-A-1, 6-A-2, 6-A-3 and 6-A-4 Certificates.

Group 6A-A Certificates:          Class 6-A-1 and 6-A-2 Certificates.

Group 6A-B Certificates:          Class 6-A-3 and 6-A-4 Certificates.

Class A Certificates:             Group 1-A Certificates, Group 2-A Certificates, Group 3-A Certificates, Group 4-A
                                  Certificates, Group 5-A Certificates, Group 6A-A and Group 6A-B Certificates.

Interest Only Certificates:       Class 5-A-X Certificates.

Aggregate Group 2:                Loan Group 2, Loan Group 3 and Loan Group 4.

Aggregate Group 6:                Loan Group 6A and Loan Group 6B

Super Senior Certificates:        Class 1-A-1, 2-A-1, 3-A-1, 3-A-2, 3-A-3, 3-A-4, 4-A-1, 4-A-2, 4-A-3, 5-A-1, 5-A-2,
                                  5-A-3, 5-A-X, 6-A-1 and 6-A-3 Certificates.

Super Senior Support              Class 1-A-2, 2-A-2, 3-A-5, 4-A-4, 5-A-4, 6-A-2 and 6-A-4 Certificates.
Certificates:
------------------------------------------------------------------------------------------------------------------------

                                                                              16

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              PRELIMINARY SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------

Group 1 Day Count:                Actual/360

Group 2, 3, 4, 5 and
Aggregate Group 6 Day
Count:                            30/360

Final Scheduled Distribution      May 20, 2036
Date:

Prepayment Speed:                 25% CPB. CPB represents an assumed annual rate of principal prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans. In addition, CPB assumes the outstanding principal of each mortgage loans will be prepaid in full at the end of its respective fixed-rate period. A prepayment assumption of 0%
                                  CPB assumes constant prepayment rates of 0% per annum until the initial rate adjustment date, a prepayment assumption of 15% CPB assumes constant prepayment rates of 15% per annum until the initial rate adjustment date, a prepayment rate of 25% CPB assumes constant prepayment rates of 25% per annum until the initial rate adjustment date and so forth.

Clearing:                         DTC, Clearstream and Euroclear

Denominations:                      Original Certificate          Minimum               Incremental
                                            Form               Denominations           Denominations
                                    --------------------       -------------           -------------
   Class A Certificates                  Book Entry                $ 1,000                  $1
   (other than class 2-A-R)

   Class B Offered Certificates          Book Entry                $25,000                  $1

Determination Date:               For any Distribution Date, the 16th day of the month in which the Distribution Date occurs or, if that day is not a business day, the immediately preceding business day.

Record Date:                      For any Distribution Date, the close of business on the last business day of the month preceding the month of that Distribution Date.

SMMEA Eligibility:                The Class A Certificates and the Class X-B-1, 5-B-1, 6-B-1, 6-B-2 and 6-B-3
                                  Certificates are expected to constitute "mortgage related securities" for purposes of
                                  SMMEA.

Tax Structure:                    For federal income tax purposes, elections will be made to treat certain portions of the Trust (exclusive of the Swap Agreement, the Supplemental Interest Trust and the
                                  reserve fund designed to provide for basis risk carryover) as multiple "real estate mortgage investment conduits" (each, a "REMIC").
------------------------------------------------------------------------------------------------------------------------

                                                                              17

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              PRELIMINARY SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------

Optional Termination Date:        On any Distribution Date on which (i) the aggregate Stated Principal Balance of the
                                  Group 1 Mortgage Loans or (ii) the aggregate Stated Principal Balance of the Aggregate
                                  Group 2 Mortgage Loans or (iii) the aggregate Stated Principal Balance of the Group 6A and 6B Mortgage Loans is less than 10% of the aggregate unpaid principal balance of the related Mortgage Loans as of the Cut-off Date, the Master Servicer may, at its
                                  option, subject to certain conditions, purchase the related Mortgage Loans, which would effect an early retirement of the related classes of Certificates. On any
                                  Distribution Date on which the aggregate Stated Principal Balance of the Loan Group 5
                                  Mortgage Loans is less than 1% of the aggregate unpaid principal balance of the related Mortgage Loans as of the Cut-off Date, the Master Servicer may, at its option, subject to certain conditions, purchase such Mortgage Loans, which would effect an early retirement of the related classes of Certificates.

The Pooling Agreement:            The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the
                                  "Pooling Agreement") to be dated the Closing Date, among the Depositor, the Master
                                  Servicer, the Securities Administrator and the Trustee.

ERISA Eligibility:                The Group 1-A Certificates and the Group 1-M Certificates, exclusive of the right to receive payments in respect of the Swap Agreement, are expected to be eligible for purchase by or on behalf of an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Section 4975 of the Internal Revenue Code of 1986, as
                                  amended (the "Code") or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan") if the conditions of the
                                  Exemption (as defined below) are met. PRIOR TO THE TERMINATION OF THE SUPPLEMENTAL
                                  INTEREST TRUST, A PLAN MUST ALSO MEET THE REQUIREMENTS OF AN INVESTOR-BASED CLASS
                                  EXEMPTION TO BE ELIGIBLE TO PURCHASE THE GROUP 1-A CERTIFICATES OR THE GROUP 1-M
                                  CERTIFICATES.

                                  The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain
                                  Plans of certificates in pass-through
------------------------------------------------------------------------------------------------------------------------

                                                                              18

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              PRELIMINARY SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------

ERISA Eligibility (continued):    trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

                                  The Group 2, Group 3, Group 4, Group 5 and Group 1-A Certificates are expected to be eligible for purchase by or on behalf of Plans provided that the conditions of the
                                  Exemption are met. A fiduciary or other person acting on behalf of any Plan should carefully review with its legal advisors whether the purchase or holding of an Offered
                                  Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law. Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.
------------------------------------------------------------------------------------------------------------------------

                                                                              19

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTIONS ON LOAN GROUP 1 CERTIFICATES
------------------------------------------------------------------------------------------------------------------------

Targeted                          Prior to the Step Down Date approximately 0.35% of the Cut-off Date principal balance
Overcollateralization Amount:     of the Group 1 Mortgage Loans. On and after the Step Down Date, if a Trigger Event has not occurred, the greater of 0.70% of the aggregate principal balance of the Group 1
                                  Mortgage Loans as of the last day of the related Collection Period and 0.35% of the
                                  Cut-Off Date principal balance of the Group 1 Mortgage Loans. If a Trigger Event has
                                  occurred, the Targeted Overcollateralization Amount for the last Distribution Date.

Overcollateralization Amount:     The Overcollateralization Amount is equal to the excess of the aggregate principal balance of the Group 1 Mortgage Loans over the aggregate class balance of the Group
                                  1-A and Group 1-M Certificates. On the Closing Date, the Overcollateralization Amount
                                  is expected to equal the Overcollateralization Target Amount. To the extent the
                                  Overcollateralization Amount is reduced below the Overcollateralization Target Amount,
                                  Excess Cashflow will be directed to restore the Overcollateralization Amount until the
                                  Overcollateralization Target Amount is reached.

Overcollateralization             The Overcollateralization Release Amount means, with respect to any Distribution Date
Release Amount:                   on or after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such
                                  Distribution Date) over (ii) the Targeted Overcollateralization Amount for such
                                  Distribution Date.

Overcollateralization             As of any Distribution Date, the Overcollateralization Deficiency Amount is the
Deficiency Amount:                excess, if any, of (a) the Overcollateralization Target Amount for such Distribution
                                  Date over (b) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of Group 1-A and Group 1-M Certificates resulting from the distribution of the Group 1 Principal Distribution Amount (but not the Extra
                                  Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Realized Losses allocated to Group 1-M Certificates on such Distribution
                                  Date.

Available Funds:                  Available Funds will be equal to the sum of the following amounts with respect to the
                                  Group 1 Mortgage Loans, net of amounts reimbursable or payable therefrom, including
                                  Administrative Fees for the Group 1 Mortgage Loans, reimbursements for advances and servicing advances and reimbursable expenses: (i) the aggregate amount of monthly payments on the Group 1 Mortgage Loans due during the related collection period and received by the Servicers on or prior to the related determination date, (ii)
                                  unscheduled payments in respect of the Group 1 Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Group 1 Mortgage Loans occurring during the prior calendar month, excluding prepayment charges, (iii) on the
                                  Distribution Date on which the optional clean-up call for the Group 1 Mortgage Loans and related trust property is exercised, the termination price and (iv) payments from the Servicers in connection with advances and compensating interest for such
                                  Distribution Date.
------------------------------------------------------------------------------------------------------------------------

                                                                              20

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTIONS ON LOAN GROUP 1 CERTIFICATES
------------------------------------------------------------------------------------------------------------------------

Excess Cashflow:                  On each Distribution Date is equal to the sum of (x) any Overcollateralization Release
                                  Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Group 1-A and Group 1-M Certificates and (ii) the Group 1 Principal
                                  Distribution Amount remaining after principal distributions on the Group 1-A and Group
                                  1-M Certificates.

Stepdown Date:                    The earlier to occur of (i) the Distribution Date on which the aggregate class balance of the Class 1-A-1 and 1-A-2 Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in May 2009 and (b) the first Distribution Date on which the credit enhancement percentage is greater than or equal to double the
                                  Credit Enhancement Percentage as of the Closing Date. The Credit Enhancement
                                  Percentage is obtained by dividing (x) the sum of the aggregate class balance of the
                                  Group 1-M Certificates and the Overcollateralization Amount (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related
                                  Collection Period.

Group 1 Pass-Through Rate:        The Group 1 Pass-Through Rate for the Group 1-A and the Group 1-M Certificates is the
                                  lesser of (1) the sum of (a) one-month LIBOR as determined for the related period and
                                  (b) the certificate margin and (2) the lesser of (a) Net WAC Rate on the Group 1
                                  Mortgage Loans and (b) [ ]%.

                                  On each Distribution Date after the Optional Termination Date, the group 1 certificate margin for the Group 1-A and Group 1-M Certificates will be 2 times and
                                  1.5 times the related initial certificate margin, respectively.

Net Mortgage Rate:                The Net Mortgage Rate for each Group 1 Mortgage Loan is equal to the mortgage interest rate less the Group 1 Administrative Fee Rate.

Net WAC Rate:                     The Net WAC Rate for the Group 1-A and the Group 1-M Certificates on any Distribution
                                  Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net
                                  Mortgage Rates of the Group 1 Mortgage Loans. The Net WAC Rate will be reduced if there are any positive payments to the swap counterparty.

Net WAC Rate Carryover            If, on any Distribution Date the Group 1 Pass-Through Rate for the Group 1-A and the
Amount:                           Group 1-M Certificates is limited by Net WAC Rate, the "Net WAC Rate Carryover Amount"
                                  for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the Group 1 Pass-Through Rate calculated without regard to clause (2) of the definition of "Group 1 Pass-Through
                                  Rate" over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover
                                  Amount from any prior Distribution Dates together with accrued interest at the related
                                  Group 1 Pass-Through Rate. Any Net WAC Rate Carryover Amount will be paid on such
                                  Distribution Date or future Distribution Dates to the extent of funds available.
------------------------------------------------------------------------------------------------------------------------

                                                                              21

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTIONS ON LOAN GROUP 1 CERTIFICATES
------------------------------------------------------------------------------------------------------------------------

Trigger Event:                    A Trigger Event exists with respect to any Distribution Date on or after the Stepdown
                                  Date (i) if the three month rolling average of 60+ day delinquent Group 1 Mortgage
                                  Loans(including Group 1 Mortgage Loans that are in bankruptcy or foreclosure and are
                                  60+ days delinquent or that are REO) is greater than [TBD]% of the Credit Enhancement
                                  Percentage or (ii) if the aggregate amount of Realized Losses on the Group 1 Mortgage
                                  Loans incurred since the Cut-off Date through the due date in the month of such
                                  Distribution Date (reduced by the aggregate amount of Recoveries related to the Group
                                  1 Mortgage Loans received since the Cut-off Date through the due date in the month of such Distribution Date) divided by the aggregate Stated Principal Balance of the Group
                                  1 Mortgage Loans on the Cut-off Date exceeds the value defined below for such
                                  Distribution Date:

                                           DISTRIBUTION DATES           CUMULATIVE REALIZED LOSS PERCENTAGE
                                           ------------------           -----------------------------------
                                         May 2009 - April 2010                        [TBD]%
                                         May 20010 - April 2011                       [TBD]%
                                         May 2011 - April 2012                        [TBD]%
                                           May 2012 and after                         [TBD]%

Subordination of the Class                           SUBORDINATION OF CLASS 1-M CERTIFICATES
1-M Certificates:                                     |  -------------------------------  ^
                                                      |              Class A              |
                                                      |      Credit Support (4.85%)       |
                                                      |  -------------------------------  |
                                                      |            Class 1-M-1            |
                                                      |      Credit Support (3.85%)       |
                                                      |  -------------------------------  |
                                                      |            Class 1-M-2            |
                                        Priority of   |      Credit Support (2.35%)       |     Order of
                                          Payment     |  -------------------------------  |       Loss
                                                      |            Class 1-M-3            |    Allocation
                                                      |      Credit Support (1.85%)       |
                                                      |  -------------------------------  |
                                                      |            Class 1-M-4            |
                                                      |      Credit Support (1.35%)       |
                                                      |  -------------------------------  |
                                                      |            Class 1-M-5            |
                                                      |      Credit Support (0.84%)       |
                                                      |  -------------------------------  |
                                                      |            Class 1-M-6            |
                                                      |      Credit Support (0.35%)       |
                                                      v  -------------------------------  |

                                                                              22

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTIONS ON LOAN GROUP 1 CERTIFICATES
------------------------------------------------------------------------------------------------------------------------

Priority of Distributions-        On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger
Principal:                        Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

                                        first, to the extent the Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date exceeds the Interest Remittance
                                        Amount for such Distribution Date, the amount of such excess to the Swap
                                        Provider;

                                        second, to Class 1-A-1 and Class 1-A-2 Certificates, pro rata, until the
                                        Certificate Principal Balance thereof is reduced to zero;

                                        third, to the Class 1-M-1 Certificates until the Certificate Principal balance thereof is reduced to zero;

                                        fourth, to the Class 1-M-2 Certificates until the Certificate Principal balance thereof is reduced to zero;

                                        fifith, to the Class 1-M-3 Certificates until the Certificate Principal balance thereof is reduced to zero;

                                        sixth, to the Class 1-M-4 Certificates until the Certificate Principal balance thereof is reduced to zero;

                                        seventh to the Class 1-M-5 Certificates until the Certificate Principal balance thereof is reduced to zero;

                                        eighth, to the Class 1-M-6 Certificates until the Certificate Principal balance thereof is reduced to zero; and

                                        ninth, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under "Excess Cashflow Distribution".
------------------------------------------------------------------------------------------------------------------------

                                                                              23

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTIONS ON LOAN GROUP 1 CERTIFICATES:
------------------------------------------------------------------------------------------------------------------------

Priority of Distributions-        On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a
Principal(continued):             Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

                                        first, to the extent the Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date exceeds the Interest Remittance
                                        Amount for such Distribution Date, the amount of such excess to the Swap
                                        Provider;

                                        second, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, up to the
                                        Senior Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

                                        third, to the Class 1-M-1 Certificates, up to the Class M-1 Principal
                                        Distribution Amount until the certificate principal balance thereof is reduced to zero;

                                        fourth, to the Class 1-M-2 Certificates, up to the Class M-2 Principal
                                        Distribution Amount until the certificate principal balance thereof is reduced to zero;

                                        fifth, to the Class 1-M-3 Certificates, up to the Class M-3 Principal
                                        Distribution Amount until the certificate principal balance thereof is reduced to zero;

                                        sixth, to the Class 1-M-4 Certificates, up to the Class M-4 Principal
                                        Distribution Amount until the certificate principal balance thereof is reduced to zero;

                                        seventh, to the Class 1-M-5 Certificates, up to the Class M-5 Principal
                                        Distribution Amount until the certificate principal balance thereof is reduced to zero; and

                                        eighth, to the Class 1-M-6 Certificates, up to the Class M-6 Principal
                                        Distribution Amount until the certificate principal balance thereof is reduced to zero.
------------------------------------------------------------------------------------------------------------------------

                                                                              24

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTIONS ON LOAN GROUP 1 CERTIFICATES
------------------------------------------------------------------------------------------------------------------------

Priority of Distributions-        On each Distribution Date, the Interest Remittance Amount will be distributed from
Interest:                         Available Funds in the following order of priority:

                                  (i)     to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date;

                                  (ii)    concurrently, to the holders of the Class 1-A Certificates, pro rata, Accrued
                                          Certificate Interest thereon for such Distribution Date;

                                  (iii)   concurrently, to the holders of the Class 1-A Certificates, pro rata, the
                                          Interest Carry Forward Amount thereon for such Distribution Date;

                                  (iv)    to the holders of the Class 1-M-1 Certificates, Accrued Certificate Interest
                                          thereon for such Distribution Date;

                                  (v)     to the holders of the Class 1-M-2 Certificates, Accrued Certificate Interest
                                          thereon for such Distribution Date;

                                  (vi)    to the holders of the Class 1-M-3 Certificates, Accrued Certificate Interest
                                          thereon for such Distribution Date;

                                  (vii)   to the holders of the Class 1-M-4 Certificates, Accrued Certificate Interest
                                          thereon for such Distribution Date;

                                  (viii)  to the holders of the Class 1-M-5 Certificates, Accrued Certificate Interest
                                          thereon for such Distribution Date;

                                  (ix)    to the holders of the Class 1-M-6 Certificates, Accrued Certificate Interest
                                          thereon for such Distribution Date; and

                                  (x)     any remainder as described under "Excess Cashflow Distribution."
------------------------------------------------------------------------------------------------------------------------

                                                                              25

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTIONS ON LOAN GROUP 1 CERTIFICATES
------------------------------------------------------------------------------------------------------------------------

Excess Cashflow Distribution:     On each Distribution Date, any excess cashflow shall be paid as follows:

                                  (i)     to the Class 1-A-1 and 1-A-2 Certificates, any remaining Accrued Certificate
                                          Interest, pro rata;

                                  (ii)    to the Class 1-A-1 and 1-A-2 Certificates any Unpaid Interest Shortfall
                                          Amounts, pro rata;

                                  (iii)   to the Class 1-M-1 Certificates, any remaining Accrued Certificate Interest;

                                  (iv)    to the Class 1-M-1 Certificates, any Unpaid Interest Shortfall Amounts;

                                  (v)     to the Class 1-M-1 Certificates, any allocated realized loss amounts for the
                                          Class 1-M-1 Certificates;

                                  (vi)    to the Class 1-M-2 Certificates, any remaining Accrued Certificate Interest;

                                  (vii)   to the Class 1-M-2 Certificates, any Unpaid Interest Shortfall Amounts;

                                  (viii)  to the Class 1-M-2 Certificates, any allocated realized loss amounts for the
                                          Class 1-M-2 Certificates;

                                  (ix)    to the Class 1-M-3 Certificates, any remaining Accrued Certificate Interest;

                                  (x)     to the Class 1-M-3 Certificates, any Unpaid Interest Shortfall Amounts;

                                  (xi)    to the Class 1-M-3 Certificates, any allocated realized loss amounts for the
                                          Class 1-M-3 Certificates;
------------------------------------------------------------------------------------------------------------------------

                                                                              26

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTIONS ON LOAN GROUP 1 CERTIFICATES:
------------------------------------------------------------------------------------------------------------------------

Excess Cashflow Distribution      (xii)   to the Class 1-M-4 Certificates, any remaining Accrued Certificate Interest;
(continued):
                                  (xiii)  to the Class 1-M-4 Certificates, any Unpaid Interest Shortfall Amounts;

                                  (xiv)   to the Class 1-M-4 Certificates, any allocated realized loss amounts for the
                                          Class 1-M-4 Certificates;

                                  (xv)    to the Class 1-M-5 Certificates, any remaining Accrued Certificate Interest;

                                  (xvi)   to the Class 1-M-5 Certificates, any Unpaid Interest Shortfall Amounts;

                                  (xvii)  to the Class 1-M-5 Certificates, any allocated realized loss amounts for the
                                          Class 1-M-5 Certificates;

                                  (xviii) to the Class 1-M-6 Certificates, any remaining Accrued Certificate Interest;

                                  (xix)   to the Class 1-M-6 Certificates, any Unpaid Interest Shortfall Amounts;

                                  (xx)    to the Class 1-M-6 Certificates, any allocated realized loss amounts for the
                                          Class 1-M-6 Certificates;

                                  (xxi)   an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts first to the Class 1-A-1 and 1-A-2 Certificates, pro rata, and second, sequentially, to the Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5 and
                                          Class 1-M-6; and

                                  (xxii)  any remaining amounts as specified in the pooling and servicing agreement.
------------------------------------------------------------------------------------------------------------------------

                                                                              27

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTIONS ON LOAN GROUP 1 CERTIFICATES:
------------------------------------------------------------------------------------------------------------------------

Swap Agreement:                   On the Closing Date, the Supplemental Interest Trust Trustee will enter into a Swap
                                  Agreement with notional amounts as shown in the Swap Schedule hereto. Under the Swap
                                  Agreement, the Supplemental Interest Trust is obligated to pay to the Swap Provider a fixed payment equal to the product of (x) 5.35%(1), (y) the Notional Amount for such
                                  Distribution Date and (z) a fraction, the numerator of which is 30 (or, for the first
                                  Distribution Date, the number of days elapsed from the closing date to but excluding the first Distribution Date on a 30/360 basis), and the denominator of which is 360 and the Swap Provider is obligated to pay to the Supplemental Interest Trust a floating amount equal to the product of (x) one-month LIBOR , (y) the Notional Amount for such Distribution Date and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date) and the denominator of which is 360. Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap Payment"). See the attached Swap
                                  Schedule. Generally, the Net Swap Payment will be deposited into a swap account (the
                                  "Swap Account") by the Trustee pursuant to the Pooling Agreement and amounts on deposit in the Swap Account will be distributed as described under "Swap Payment
                                  Distribution" below. Upon early termination of the Swap Agreement, the Supplemental
                                  Interest Trust or the Swap Provider, as applicable, may be liable to make a termination payment (the "Swap Termination Payment ") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Supplemental Interest Trust is required to make a Swap Termination Payment, in certain instances that payment will be paid on the related Distribution Date and on any subsequent Distribution Dates until paid in full, prior to distributions to holders of the Group 1-A and Group 1-M Certificates.

                                  _____________________________
                                  (1)  For modeling purposes. Actual fixed payer payment rate subject to final pricing.
------------------------------------------------------------------------------------------------------------------------

                                                                              28

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                       DISTRIBUTIONS ON LOAN GROUP 1 CERTIFICATES:
------------------------------------------------------------------------------------------------------------------------

Swap Payment Distribution:        On each Distribution Date, following the distribution of the Monthly Excess Cashflow
                                  Amount, payments from the Swap Account shall be distributed as follows:

                                     (i)    to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date;

                                     (ii)   to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Swap Agreement; and

                                     (iii)  any remaining Swap Payment Distributions will follow the Excess Cashflow
                                            Distribution schedule described above in "Excess Cashflow Distributions".
------------------------------------------------------------------------------------------------------------------------

                                                                              29

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                LOAN GROUP 1 DEFINITIONS
------------------------------------------------------------------------------------------------------------------------

Allocated Realized Loss Amount:   An Allocated Realized Loss Amount with respect to any class of the Class 1-M
                                  Certificates and any Distribution Date is an amount equal to the sum of any Realized
                                  Loss allocated to that class of Class 1-M Certificates on such Distribution Date and any Allocated Realized Loss Amount allocated to that class of Class 1-M Certificates remaining unpaid from previous Distribution Dates.

Class 1-M-1 Principal             The Class 1-M-1 Principal Distribution Amount is an amount equal to the excess of (x)
Distribution Amount:              the sum of the class balances of the Class 1-A-1 and Class 1-A-2 Certificates (after taking into account the Group 1 Senior Principal Distribution Amount) and the Class
                                  1-M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                  (A) the product of (i) approximately 92.30% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related collection period and
                                  (B) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.35% and (y) the Cut-off
                                  Date Principal Balance for Group 1 Mortgage Loans.

Class 1-M-2 Principal             The Class 1-M-2 Principal Distribution Amount is an amount equal to the excess of (x)
Distribution Amount:              the sum of the class balances of the Class 1-A-1 and Class 1-A-2 Certificates (after taking into account the Group 1 Senior Principal Distribution Amount), the Class 1-M-1
                                  Certificates (after taking into account the Class 1-M-1 Principal Distribution Amount)
                                  and the Class 1-M-2 Certificates immediately prior to such Distribution Date over (y)
                                  the lesser of (A) the product of (i) approximately 95.30% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Group 1 Mortgage
                                  Loans as of the last day of the related collection period, minus the product of (x)
                                  0.35% and (y) the Cut-off Date Principal Balance for Group 1 Mortgage Loans.

Class 1-M-3 Principal             The Class 1-M-3 Principal Distribution Amount is an amount equal to the excess of (x)
Distribution Amount:              the sum of the class balance of the Class 1-A-1 and Class 1-A-2 Certificates (after taking into account the Group 1 Senior Principal Distribution Amount), the Class 1-M-1
                                  Certificates (after taking into account the Class 1-M-1 Principal Distribution
                                  Amount), the Class 1-M-2 Certificates (after taking into account the Class 1-M-2
                                  Principal Distribution Amount) and the Class 1-M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                  96.30% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.35% and (y) the Cut-off Date Principal Balance for Group 1
                                  Mortgage Loans.
------------------------------------------------------------------------------------------------------------------------

                                                                              30

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                LOAN GROUP 1 DEFINITIONS
------------------------------------------------------------------------------------------------------------------------

Class 1-M-4 Principal             The Class 1-M-4 Principal Distribution Amount is an amount equal to the excess of (x)
Distribution Amount:              the sum of the class balance of Class 1-A-1 and Class 1-A-2 Certificates (after taking into account the Group 1 Senior Principal Distribution Amount), the Class 1-M-1
                                  Certificates (after taking into account the Class 1-M-1 Principal Distribution
                                  Amount), the Class 1-M-2 Certificates (after taking into account the Class 1-M-2
                                  Principal Distribution Amount), the Class 1-M-3 Certificates (after taking into account the Class 1-M-3 Principal Distribution Amount) and the Class 1-M-4
                                  Certificates immediately prior to such Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately 97.30% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related collection period and (B)
                                  the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.35% and (y) the Cut-off Date
                                  Principal Balance for Group 1 Mortgage Loans.

Class 1-M-5 Principal             The Class 1-M-5 Principal Distribution Amount is an amount equal to the excess of (x)
Distribution Amount:              the sum of the class balance of Class 1-A-1 and Class 1-A-2 Certificates (after taking into account the Group 1 Senior Principal Distribution Amount), the Class 1-M-1
                                  Certificates (after taking into account the Class 1-M-1 Principal Distribution
                                  Amount), the Class 1-M-2 Certificates (after taking into account the Class 1-M-2
                                  Principal Distribution Amount), the Class 1-M-3 Certificates (after taking into account the Class 1-M-3 Principal Distribution Amount), the Class 1-M-4 Certificates
                                  (after taking into account the Class 1-M-4 Principal Distribution Amount) and the
                                  Class 1-M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.32% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.35% and (y) the
                                  Cut-off Date Principal Balance for Group 1 Mortgage Loans.

Class 1-M-6 Principal             The Class 1-M-6 Principal Distribution Amount is an amount equal to the excess of (x)
Distribution Amount:              the sum of the class balance of Class 1-A-1 and Class 1-A-2 Certificates (after taking into account the Group 1 Senior Principal Distribution Amount), the Class 1-M-1
                                  Certificates (after taking into account the Class 1-M-1 Principal Distribution
                                  Amount), the Class 1-M-2 Certificates (after taking into account the Class 1-M-2
                                  Principal Distribution Amount), the Class 1-M-3 Certificates (after taking into account the Class 1-M-3 Principal Distribution Amount), the Class 1-M-4 Certificates
                                  (after taking into account the Class 1-M-4 Principal Distribution Amount), the Class
                                  1-M-5 Certificates (after taking into account the Class 1-M-5 Principal Distribution
                                  Amount) and the Class 1-M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 99.30% and (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Group 1
                                  Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.35% and (y) the Cut-off Date Principal Balance for Group 1 Mortgage Loans.

Extra Principal Distribution      The Extra Principal Distribution Amount with respect to any Distribution Date is the
Amount:                           lesser of (x) the excess interest for such Distribution Date and (y) the
                                  Overcollateralization Deficiency Amount for such Distribution Date.
------------------------------------------------------------------------------------------------------------------------

                                                                              31

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                LOAN GROUP 1 DEFINITIONS:
------------------------------------------------------------------------------------------------------------------------

Group 1 Interest Remittance       The Group 1 Interest Remittance Amount with respect to any Distribution Date is that
Amount:                           portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group 1 Mortgage Loans.

Group 1 Senior Principal          Group 1 Senior Principal Distribution Amount means as of any Distribution Date (i)
Distribution Amount:              before the Stepdown Date or as to which a Trigger Event is in effect, the lesser of
                                  (a) the class balances of the Class 1-A-1 and Class 1-A-2 Certificates immediately prior to such Distribution Date and (b) the Group 1 Principal Distribution Amount and
                                  (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the class balances of the Class 1-A-1 and Class 1-A-2 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of
                                  (1) approximately 90.30% and (2) the aggregate Principal Balance of the Group 1
                                  Mortgage Loans as of the last day of the related Collection Period and (y) the amount by which the aggregate Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.35% and (2) the aggregate Principal Balance of the Group 1 Mortgage Loans on the Cut-off Date.

Group 1 Principal Remittance      The Group 1 Principal Remittance Amount means with respect to any Distribution Date,
Amount:                           the sum of (i) all scheduled payments of principal collected or advanced on the Group
                                  1 Mortgage Loans by the Servicers that were due during the related collection period and received by the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Group 1 Mortgage Loans applied by the
                                  Servicers during the prior calendar month, (iii) the principal portion of all related
                                  Net Liquidation Proceeds and Insurance Proceeds, condemnation proceeds and recoveries received during the prior calendar month with respect to the Group 1 Mortgage Loans,
                                  (iv) that portion of the Purchase Price, representing principal of any repurchased or substituted Group 1 Mortgage Loans with respect to the prior calendar month, (v) the principal portion of any related substitution adjustments received during the prior calendar month with respect to the Group 1 Mortgage Loans and (vi) on the Distribution
                                  Date on which the optional clean-up call for the Group 1 Mortgage Loans and related trust property is exercised, the principal portion of the termination price.

Group 1 Principal Distribution    The Group 1 Principal Distribution Amount is the sum of the Group 1 Principal
Amount:                           Remittance Amount (minus the Overcollateralization Release Amount, if any) and the
                                  Extra Principal Distribution Amount, if any.
------------------------------------------------------------------------------------------------------------------------

                                                                              32

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                LOAN GROUP 1 DEFINITIONS
------------------------------------------------------------------------------------------------------------------------

Realized Losses:                  A Realized Loss is (i) as to any Group 1 Mortgage Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Group 1 Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Group 1 Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Group 1 Mortgage Loan and (iii)
                                  a reduction in the monthly payment resulting from a bankruptcy proceeding.

                                  All Realized Losses on the Group 1 Mortgage Loans will be allocated on each
                                  Distribution Date, first to the Excess Cashflow, second in reduction of the
                                  Overcollateralization Amount, third to the Class 1-M-6 Certificates, fourth to the
                                  Class 1-M-5 Certificates, fifth to the Class 1-M-4 Certificates, sixth to the Class
                                  1-M-3 Certificates, seventh to the Class 1-M-2 Certificates and eighth to the Class
                                  1-M-1 Certificates. An allocation of any Realized Losses to a Class 1-M-1, 1-M-2,
                                  1-M-3, 1-M-4, 1-M-5 or 1-M-6 Certificate on any Distribution Date will be made by reducing the class balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class
                                  1-A-1 and Class 1-A-2 Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class 1-A-1 and Class 1-A-2 Certificates all interest and principal amounts to which such Certificates are then entitled.

Group 1 Unpaid Interest           The Unpaid Interest Shortfall Amount means (i) for the Group 1-A and Group 1-M
Shortfall Amount:                 Certificates and the first Distribution Date, zero, and (ii) with respect to the Group
                                  1-A and Group 1-M Certificates and any Distribution Date after the first Distribution
                                  Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate Interest for the Group 1-A and Group 1-M Certificates for the immediately preceding Distribution
                                  Date and (2) the outstanding Group 1 Unpaid Interest Shortfall Amount, if any, for
                                  such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Group 1-A and Group
                                  1-M Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.
------------------------------------------------------------------------------------------------------------------------

                                                                              33

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTIONS ON LOAN GROUPS 2, 3, 4, 5, 6A AND 6B
------------------------------------------------------------------------------------------------------------------------

Principal Distribution to         Principal will be allocated to the certificates in Groups 2, 3, 4, 5 and 6 according
Groups 2, 3, 4, 5, 6A and 6B:     to the Preliminary Priority of Distributions for such Groups as set forth below. The
                                  Senior Principal Distribution Amount for Group 2 will generally be allocated first to the Class 2-A-R Certificate and then to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal
                                  Distribution Amount for Group 3 will generally be allocated concurrently as follows:
                                  (i) approximately 95.5613499365% concurrently as follows: (x) 50.0% to the Class 3-A-1 until retired, (y) 50.0% sequentially to the Class 3-A-2, Class 3-A-3 and Class 3-A-4 in that order until their class balances have been reduced to zero; and (ii)
                                  approximately 4.4386500635% to the Class 3-A-5 Certificates until its class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated concurrently as follows: (i) approximately 95.5604679009%
                                  concurrently as follows: (x) 48.1927710843% to the Class 4-A-1 Certificates until retired, (y) 51.8072289157% sequentially to the Class 4-A-2 and Class 4-A-3
                                  Certificates in that order until their class balances have been reduced to zero; and
                                  (ii) approximately 4.4395320991% to the Class 4-A-4 Certificates until its class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 5 will generally be allocated concurrently as follows: (i) approximately 96.373024719%
                                  concurrently as follows: (x) 23.0845587387% to the Class 5-A-1 Certificates until retired, (y) 76.9154412613% sequentially to the Class 5-A-2 and 5-A-3 Certificates in that order until their class balances have been reduced to zero; and (ii)
                                  approximately 3.626975281% to the Class 5-A-4 Certificates until its class balance has been reduced to zero.
------------------------------------------------------------------------------------------------------------------------

                                                                              34

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTIONS ON LOAN GROUPS 2, 3, 4, 5, 6A AND 6B
------------------------------------------------------------------------------------------------------------------------

Principal Distribution to         The Senior Principal Distribution Amount for Group 6-A will generally be allocated to
Groups 2, 3, 4, 5, 6A and 6B      the Class 6-A-1 and 6-A-2, pro rata until their class balances have been reduced to
continued:                        zero. The Senior Principal Distribution Amount for Group 6-B will generally be allocated to the Class 6-A-3 and 6-A-4, pro rata until their class balances have been reduced to zero. The Subordinate Principal Distribution Amount for Aggregate Group 2
                                  will generally be allocated to the Subordinate Certificates related to Aggregate Group
                                  2 on a pro rata basis but will be distributed sequentially in accordance with their numerical designations. The Subordinate Principal Distribution Amount for Loan Group 5
                                  will generally be allocated to the Subordinate Certificates related to Loan Group 5 on a pro rata basis but will be distributed sequentially in accordance with their numerical designations. The Subordinate Principal Distribution Amount for Aggregate
                                  Group 6 will generally be allocated to the Subordinate Certificates related to
                                  Aggregate Group 6 on a pro rata basis but will be distributed sequentially in accordance with their numerical designations. After the class balances of the Class A
                                  Certificates of Group 2, 3 or 4 have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates in the Aggregate Group 2 may be paid to the
                                  Class A Certificates of one or more of the other Groups in Aggregate Group 2. After the class balances of the Class A Certificates of Group 6A-A or 6A-B have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates in
                                  Aggregate Group 6 may be paid to the Class A Certificates of the other Group in
                                  Aggregate Group 6. (Please see the "Preliminary Priority of Distributions" section below.)
------------------------------------------------------------------------------------------------------------------------

                                                                              35

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTIONS ON LOAN GROUPS 2, 3, 4, 5, 6A AND 6B
------------------------------------------------------------------------------------------------------------------------

Shifting Interest in              Additional credit enhancement is provided by the allocation, subject to certain
Prepayments:                      exceptions, of all principal prepayments and certain liquidation proceeds on the mortgage loans in a Loan Group to reduce the principal amount of the Class A
                                  Certificates (other than the Group 1-A Certificates) of the related group during the first seven years after the closing date. In addition, a reduced, but still disproportionately large, allocation of these principal collections to reduce the principal amount of those Class A Certificates will occur during the eighth through eleventh years following the closing date. The disproportionate allocation of prepayments and certain liquidation proceeds on the Mortgage Loans in a Loan Group will accelerate the amortization of the related Class A Certificates (other than the
                                  Group 1-A Certificates) relative to the amortization of the Subordinate Certificates.
                                  As a result, it is more likely that the credit support percentage for the Class A
                                  Certificates (other than the Group 1-A Certificates) of a group will be maintained and may be increased during the first eleven years. (Please see the "Senior Prepayment
                                  Percentage" section below.)

Interest Accrual:                 Interest will accrue on the Offered Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on April
                                  1, 2006. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                                        The amount of interest that will accrue on your Certificates during each interest accrual period is equal to:

                                        (a) one-twelfth of the pass-through rate for your class multiplied by the principal balance of your Certificate on the Distribution Date, minus

                                        (b) the amount allocated to your class of certain interest shortfalls arising from the timing of prepayments on the Mortgage Loans, interest limitations applicable to certain military or similar personnel and interest losses allocated to your class.
------------------------------------------------------------------------------------------------------------------------

                                                                              36

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTIONS ON LOAN GROUPS 2, 3, 4, 5, 6A AND 6B
------------------------------------------------------------------------------------------------------------------------

Administrative Fees:              The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a)
                                  servicing compensation payable to each Servicer in respect of its servicing activities
                                  (the "Servicing Fee") and (b) fees paid to the Master Servicer. The Administrative
                                  Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the
                                  "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such
                                  Mortgage Loan and the Master Servicing Fee Rate. The Master Servicing Fee Rate will be
                                  0.001% per annum. The Servicing Fee Rates for loans in Loan Group 1 is 0.25% or 0.375%
                                  with a weighted average rate of 0.3533%. The Servicing Fee Rate for loans in Loan
                                  Group 2 is 0.375% per annum and 0.25% per annum for Loan Group 3, Loan Group 4 and
                                  Loan Group 5. The Servicing Fee Rate for loans in Loan Group 6 will be 0.375% per annum.

Compensating Interest:            The aggregate Servicing Fee payable to a Servicer for any month will be reduced by an amount equal to the prepayment interest shortfall for such Distribution Date;
                                  provided, however, that compensating interest payable for any month by Bank of
                                  America, National Association will be limited to one-twelfth of 0.2500% of the balance of the related Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, on the related Mortgage Loans.

Net Mortgage Interest             As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest
Rate:                             rate over the Administrative Fee Rate.
------------------------------------------------------------------------------------------------------------------------

                                                                              37

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTIONS ON LOAN GROUPS 2, 3, 4, 5, 6A AND 6B
------------------------------------------------------------------------------------------------------------------------

Pool Distribution Amount:         The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Administrative Fees) and principal due on the Mortgage Loans in such Loan
                                  Group on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any advances in respect thereof or any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii)
                                  all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the related Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date (or with respect to the Mortgage Loans serviced by
                                  IndyMac Bank, F.S.B., during the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the first day of the month of such Distribution Date); (iv) any substitution adjustment payments or purchase prices in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the related
                                  Servicer is entitled to be reimbursed pursuant to the applicable servicing agreement.
                                  The Pool Distribution Amounts will not include any profit received by a Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the related Servicer as additional servicing compensation; and (v) any amounts required to be paid by an originator or the sponsor to the issuing entity during the prior calendar month with respect to the Mortgage Loans in such Loan Group as a result of a breach of certain representations and warranties regarding compliance with predatory or abusive lending laws (the "Reimbursement Amount"), net of any portion thereof used to reimburse any class of Certificates that previously bore a loss as a result of such breach.

Senior Percentage:                The Senior Percentage for a Loan Group (other than Loan Group 1) on any Distribution
                                  Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate                       The Subordinate Percentage for a Loan Group (other than Loan Group 1) for any
Percentage:                       Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate                       The Subordinate Prepayment Percentage for a Loan Group (other than Loan Group 1) for
Prepayment                        any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such
Percentage:                       Loan Group for such date.
------------------------------------------------------------------------------------------------------------------------

                                                                              38

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTIONS ON LOAN GROUPS 2, 3, 4, 5, 6A AND 6B
------------------------------------------------------------------------------------------------------------------------

Senior Prepayment                 For the following Distribution Dates, will be as follows:
Percentage of each
Loan Group in                     Distribution Date                     Senior Prepayment Percentage
Aggregate Group 2:                -----------------                     ----------------------------
                                  May 2006 through April 2013           100%;

                                  May 2013 through April 2014           the applicable Senior Percentage plus,
                                                                        70% of the applicable Subordinate
                                                                        Percentage;

                                  May 2014 through April 2015           the applicable Senior Percentage plus,
                                                                        60% of the applicable Subordinate
                                                                        Percentage;

                                  May 2015 through April 2016           the applicable Senior Percentage plus,
                                                                        40% of the applicable Subordinate
                                                                        Percentage;

                                  May 2016 through April 2017           the applicable Senior Percentage plus,
                                                                        20% of the applicable Subordinate
                                                                        Percentage;

                                  May 2017 and thereafter               the applicable Senior Percentage;
                                  --------------------------------------------------------------------------------------
                                  provided, however,

                                  (i)     if on any Distribution Date the sum of the class balances of the Class A
                                          Certificates of Aggregate Group 2 divided by the aggregate principal balance of the Loan Groups of Aggregate Group 2 (the "Aggregate Group 2 Senior
                                          Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group of Aggregate Group 2 for such Distribution Date will equal 100%,

                                  (ii)    if on any Distribution Date prior to the May 2009 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Class X-B Certificates divided by the aggregate principal balance of the Loan Groups in Aggregate Group 2 (the "Aggregate Group 2
                                          Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group of Aggregate Group 2 for that Distribution Date will equal the applicable Senior Percentage for such Loan Group plus 50% of the Subordinate
                                          Percentage for such Loan Group, and

                                  (iii)   if on any Distribution Date on or after the May 2009 Distribution Date, prior to giving effect to any distributions, the Aggregate Group 2 Subordinate
                                          Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group of
                                          Aggregate Group 2 for that Distribution Date will equal the Senior Percentage for such Loan Group.

                                  No decrease will occur if certain delinquency and loss tests are not met.
------------------------------------------------------------------------------------------------------------------------

                                                                              39

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTIONS ON LOAN GROUPS 2, 3, 4, 5, 6A AND 6B
------------------------------------------------------------------------------------------------------------------------

Senior Prepayment                 For the following Distribution Dates, will be as follows:
Percentage of Loan
Group 5:
                                  Distribution Date                     Senior Prepayment Percentage
                                  -----------------                     ----------------------------
                                  May 2006 through April 2013           100%;

                                  May 2013 through April 2014           the applicable Senior Percentage plus,
                                                                        70% of the applicable Subordinate
                                                                        Percentage;

                                  May 2014 through April 2015           the applicable Senior Percentage plus,
                                                                        60% of the applicable Subordinate
                                                                        Percentage;

                                  May 2015 through April 2016           the applicable Senior Percentage plus,
                                                                        40% of the applicable Subordinate
                                                                        Percentage;

                                  May 2016 through April 2017           the applicable Senior Percentage plus,
                                                                        20% of the applicable Subordinate
                                                                        Percentage;

                                  May 2017 and thereafter               the applicable Senior Percentage;

                                  provided, however,

                                      (i)    if on any Distribution Date the sum of the class balances of the Class A
                                             Certificates of Group 5 divided by the aggregate principal balance of Loan
                                             Group 5 (the "Loan Group 5 Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 5 for such Distribution Date will equal 100%,

                                      (ii)   if on any Distribution Date prior to the May 2009 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Class 5-B Certificates divided by the aggregate principal balance of Loan Group 5 (the "Loan Group 5 Subordinate
                                             Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan
                                             Group 5 for that Distribution Date will equal the Senior Percentage for
                                             Loan Group 5 plus 50% of the Subordinate Percentage for Loan Group 5, and

                                      (iii)  if on any Distribution Date on or after the May 2009 Distribution Date, prior to giving effect to any distributions, the Loan Group 5 Subordinate
                                             Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for Loan Group 5 for that Distribution Date will equal the Senior Percentage for Loan Group
                                             5.

                                  No decrease will occur if certain delinquency and loss tests are not met.
------------------------------------------------------------------------------------------------------------------------

                                                                              40

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTIONS ON LOAN GROUPS 2, 3, 4, 5, 6A AND 6B
------------------------------------------------------------------------------------------------------------------------

Senior Prepayment                 For the following Distribution Dates, will be as follows:
Percentage of each
Loan Group in Aggregate           Distribution Date                     Senior Prepayment Percentage
Loan Group 6:                     -----------------                     ----------------------------
                                  May 2006 through April 2013           100%;

                                  May 2013 through April 2014           the applicable Senior Percentage plus,
                                                                        70% of the applicable Subordinate
                                                                        Percentage;

                                  May 2014 through April 2015           the applicable Senior Percentage plus,
                                                                        60% of the applicable Subordinate
                                                                        Percentage;

                                  May 2015 through April 2016           the applicable Senior Percentage plus,
                                                                        40% of the applicable Subordinate
                                                                        Percentage;

                                  May 2016 through April 2017           the applicable Senior Percentage plus,
                                                                        20% of the applicable Subordinate
                                                                        Percentage;

                                  May 2017 and thereafter               the applicable Senior Percentage;

                                  provided, however,

                                      (i)    if on any Distribution Date the sum of the class balances of the Class A
                                             Certificates of Aggregate Group 6 divided by the aggregate principal balance of the Loan Groups of Aggregate Group 6 (the "Aggregate Group 6
                                             Senior Percentage") exceeds such percentage calculated as of the Closing
                                             Date, then the Senior Prepayment Percentage for each Loan Group of
                                             Aggregate Group 6 for such Distribution Date will equal 100%,

                                      (ii)   if on any Distribution Date prior to the May 2009 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Class 6-B Certificates divided by the aggregate principal balance of the Loan Groups in Aggregate Group 6 (the
                                             "Aggregate Group 6 Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior
                                             Prepayment Percentage for each Loan Group of Aggregate Group 6 for that
                                             Distribution Date will equal the applicable Senior Percentage for such Loan
                                             Group plus 50% of the Subordinate Percentage for such Loan Group, and

                                      (iii)  if on any Distribution Date on or after the May 2009 Distribution Date, prior to giving effect to any distributions, the Aggregate Group 6
                                             Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group of Aggregate Group 6 for that Distribution Date will equal the Senior Percentage for such Loan Group.

                                  No decrease will occur if certain delinquency and loss tests are not met.
------------------------------------------------------------------------------------------------------------------------

                                                                              41

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTIONS ON LOAN GROUPS 2, 3, 4, 5, 6A AND 6B
------------------------------------------------------------------------------------------------------------------------

Principal Amount:                 The Principal Amount for any Distribution Date and any Loan Group (other than Loan
                                  Group 1) will equal the sum of (a) all monthly payments of principal due on each
                                  Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price (net of unreimbursed advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable servicing agreement) of each Mortgage Loan in such Loan Group that was repurchased and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments (net of unreimbursed advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable servicing agreement) in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d)
                                  any liquidation proceeds (net of unreimbursed expenses and unreimbursed advances, if any) allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds
                                  (other than any foreclosure profits net of unreimbursed expenses and unreimbursed advances, if any) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all full and partial principal prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date (or with respect to the Mortgage Loans serviced by IndyMac Bank, F.S.B., during the period commencing on the second day of the month preceding the month of such Distribution
                                  Date and ending on the first day of the month of such Distribution Date).

Senior Principal Distribution     The Senior Principal Distribution Amount for a Loan Group (other than Loan Group 1)
Amount:                           for any Distribution Date will equal the sum of (i) the Senior Percentage for such
                                  Loan Group of all amounts described in clauses (a) through (d) of the definition of
                                  "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                                  Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

Subordinate Principal             The Subordinate Principal Distribution Amount for a Loan Group (other than Loan Group
Distribution Amount:              1) for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the
                                  Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.
------------------------------------------------------------------------------------------------------------------------

                                                                              42

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                   DISTRIBUTIONS ON LOAN GROUPS 2, 3, 4, 5, 6A AND 6B
------------------------------------------------------------------------------------------------------------------------

Fractional Interest:              The "Fractional Interest" with respect to any Distribution Date and each class of
                                  Aggregate Group 2 Subordinate Certificates, Class 5-B Certificates or Class 6-B
                                  Certificates will equal (i) the aggregate of the class balances immediately prior to such Distribution Date of all classes of Aggregate Group 2 Subordinate Certificates,
                                  Class 5-B Certificates or Class 6-B Certificates, as applicable, that have higher numerical class designations than such class, divided by (ii) (A) in the case of the
                                  Aggregate Group 2 Subordinate Certificates, the Pool Principal Balance for Aggregate
                                  Loan Group 2 immediately prior to such Distribution Date, (B) in the case of the Class
                                  5-B Certificates, the Pool Principal Balance for Loan Group 5 immediately prior to such Distribution Date or (C) in the case of the Class 6-B Certificates, the Pool
                                  Principal Balance for Aggregate Group 6 immediately prior to such Distribution Date.

                                  The approximate Fractional Interests for the Subordinate Certificates on the Closing
                                  Date are expected to be as follows:

                                                       CLASS X-B CERTIFICATES
                                                       ----------------------
                                           Class X-B-1............................. 1.65%
                                           Class X-B-2............................. 1.05%
                                           Class X-B-3............................. 0.65%
                                           Class X-B-4............................. 0.40%
                                           Class X-B-5............................. 0.20%
                                           Class X-B-6............................. 0.00%

                                                       CLASS 5-B CERTIFICATES
                                                       ----------------------
                                           Class 5-B-1............................. 1.40%
                                           Class 5-B-2............................. 0.85%
                                           Class 5-B-3............................. 0.55%
                                           Class 5-B-4............................. 0.35%
                                           Class 5-B-5............................. 0.20%
                                           Class 5-B-6............................. 0.00%

                                                       CLASS 6-B CERTIFICATES
                                                       ----------------------
                                           Class 6-B-1............................. 3.50%
                                           Class 6-B-2............................. 2.70%
                                           Class 6-B-3............................. 2.40%
                                           Class 6-B-4............................. 2.00%
                                           Class 6-B-5............................. 1.75%
                                           Class 6-B-6............................. 1.50%
                                           Class 6-B-7............................. 1.20%
                                           Class 6-B-8............................. 1.00%
                                           Class 6-B-9............................. 0.70%
                                           Class 6-B-10............................ 0.30%
                                           Class 6-B-11............................ 0.00%
------------------------------------------------------------------------------------------------------------------------

                                                                              43

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AGGREGATE GROUP 2 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class X-B Certificates provide credit support for the Class A Certificates in Aggregate Group 2. In addition, under certain circumstances principal otherwise payable to the Class X-B Certificates will be paid to the related
Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates in Aggregate Group 2, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates in Aggregate Group 2 over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A
Certificates in Aggregate Group 2 relative to the amortization of the Class X-B
Certificates. As a result, the credit support percentage for the Class A
Certificates in Aggregate Group 2 should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                     SUBORDINATION OF CLASS X-B CERTIFICATES
                  |   -------------------------------------  ^
                  |       Class A in Aggregate Group 2       |
                  |          Credit Support (4.25%)          |
                  |   -------------------------------------  |
                  |                Class X-B-1               |
                  |          Credit Support (1.65%)          |
                  |   -------------------------------------  |
                  |                Class X-B-2               |
    Priority of   |          Credit Support (1.05%)          |       Order of
      Payment     |   -------------------------------------  |         Loss
                  |                Class X-B-3               |      Allocation
                  |          Credit Support (0.65%)          |
                  |   -------------------------------------  |
                  |                Class X-B-4               |
                  |          Credit Support (0.40%)          |
                  |   -------------------------------------  |
                  |                Class X-B-5               |
                  |          Credit Support (0.20%)          |
                  |   -------------------------------------  |
                  |                Class X-B-6               |
                  |          Credit Support (0.00%)          |
                  v   -------------------------------------  |

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates of each Loan Group in Aggregate Group
2 and the Class X-B Certificates will be made on each Distribution Date from the
Pool Distribution Amount, for each Loan Group in Aggregate Group 2, in the following order of priority:
--------------------------------------------------------------------------------

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
                          First, to the Master Servicer
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
        Second, to the related Class A Certificates of each Loan Group in
                       Aggregate Group 2 to pay Interest;
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
   Third, to the related Class A Certificates of each Loan Group in Aggregate
                            Group 2 to pay Principal;
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
  Fourth, sequentially, to each class of Subordinate Certificates in Aggregate
   Group 2 to pay Interest and then Principal in the order of numerical class designations, beginning with Class X-B-1 Certificates; and
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
          Fifth, to the Class 2-A-R Certificate, any remaining amounts.
--------------------------------------------------------------------------------

                                                                              44

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       GROUP 5 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class 5-B Certificates provide credit support for the Class A Certificates in Group 5. In addition, under certain circumstances principal otherwise payable to the Class 5-B Certificates will be paid to the Class 5-A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the
Class A Certificates in Group 5, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the
Class A Certificates in Group 5 over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates in Group 5 relative to the amortization of the Class
5-B Certificates. As a result, the credit support percentage for the Class A
Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                     SUBORDINATION OF CLASS 5-B CERTIFICATES
                  |   -------------------------------------  ^
                  |              Class A Group 5             |
                  |          Credit Support (3.50%)          |
                  |   -------------------------------------  |
                  |                Class 5-B-1               |
                  |          Credit Support (1.40%)          |
                  |   -------------------------------------  |
                  |                Class 5-B-2               |
    Priority of   |          Credit Support (0.85%)          |       Order of
      Payment     |   -------------------------------------  |         Loss
                  |                Class 5-B-3               |      Allocation
                  |          Credit Support (0.55%)          |
                  |   -------------------------------------  |
                  |                Class 5-B-4               |
                  |          Credit Support (0.35%)          |
                  |   -------------------------------------  |
                  |                Class 5-B-5               |
                  |          Credit Support (0.20%)          |
                  |   -------------------------------------  |
                  |                Class 5-B-6               |
                  |          Credit Support (0.00%)          |
                  v   -------------------------------------  |

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates of Group 5 and the Class 5-B
Certificates will be made on each Distribution Date from the Pool Distribution
Amount for Loan Group 5 in the following order of priority:
--------------------------------------------------------------------------------

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
                          First, to the Master Servicer
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
     Second, to the related Class A Certificates in Group 5 to pay Interest;
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
     Third, to the related Class A Certificates in Group 5 to pay Principal;
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
   Fourth, sequentially, to each class of Subordinate Certificates in Group 5 to pay Interest and then Principal in the order of numerical class designations, beginning with Class 5-B-1 Certificates; and
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
          Fifth, to the Class 2-A-R Certificate, any remaining amounts.
--------------------------------------------------------------------------------

                                                                              45

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AGGREGATE GROUP 6 PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class 6-B Certificates provide credit support for the Class A Certificates in Aggregate Group 6. In addition, under certain circumstances principal otherwise payable to the Class 6-B Certificates will be paid to the Class 6-A
Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates in Aggregate Group 6, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates in Aggregate Group 6 over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates in Aggregate Group 6
relative to the amortization of the Class 6-B Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                     SUBORDINATION OF CLASS 6-B CERTIFICATES
                  |   -------------------------------------   ^
                  |       Class A in Aggregate Group 6        |
                  |          Credit Support (5.00%)           |
                  |   -------------------------------------   |
                  |                Class 6-B-1                |
                  |          Credit Support (3.50%)           |
                  |   -------------------------------------   |
                  |                Class 6-B-2                |
    Priority of   |          Credit Support (2.70%)           |      Order of
      Payment     |   -------------------------------------   |        Loss
                  |                Class 6-B-3                |     Allocation
                  |          Credit Support (2.40%)           |
                  |   -------------------------------------   |
                  |                Class 6-B-4                |
                  |          Credit Support (2.00%)           |
                  |   -------------------------------------   |
                  |                Class 6-B-5                |
                  |          Credit Support (1.75%)           |
                  |   -------------------------------------   |
                  |                Class 6-B-6                |
                  |          Credit Support (1.50%)           |
                  |   -------------------------------------   |
                  |                Class 6-B-7                |
                  |          Credit Support (1.20%)           |
                  |   -------------------------------------   |
                  |                Class 6-B-8                |
                  |          Credit Support (1.00%)           |
                  |   -------------------------------------   |
                  |                Class 6-B-9                |
                  |          Credit Support (0.70%)           |
                  |   -------------------------------------   |
                  |               Class 6-B-10                |
                  |          Credit Support (0.30%)           |
                  |   -------------------------------------   |
                  |               Class 6-B-11                |
                  |          Credit Support (0.00%)           |
                  v   -------------------------------------   |

                                                                              46

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates of Aggregate Group 6 and the Class 6-B
Certificates will be made on each Distribution Date from the Pool Distribution
Amount for Loan Group 6-A and Loan Group 6-B in the following order of priority:
--------------------------------------------------------------------------------

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
                          First, to the Master Servicer
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
    Second, (i) from the Pool Distribution Amount for Loan Group 6-A, to the
   Class 6A-A Certificates to pay Interest and (ii) from the Pool Distribution
        Amount for Loan Group 6-B, to the Class 6A-B Certificates to pay
                                    Interest;
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
     Third, (i) from the Pool Distribution Amount for Loan Group 6-A, to the
  Class 6A-A Certificates to pay Principal and (ii) from the Pool Distribution
   Amount for Loan Group 6-B, to the Class 6A-B Certificates to pay Principal
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
       Fourth, sequentially, to each class of Subordinate Certificates in
      Aggregate Group 6 to pay Interest and then Principal in the order of numerical class designations, beginning with Class 6-B-1 Certificates; and
--------------------------------------------------------------------------------
                                        |
                                        |
                                        v
--------------------------------------------------------------------------------
          Fifth, to the Class 2-A-R Certificate, any remaining amounts.
--------------------------------------------------------------------------------

                                                                              47

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-D      $1,775,524,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PRELIMINARY INTEREST RATE SWAP SCHEDULE
--------------------------------------------------------------------------------
PERIOD                  DISTRIBUTION DATE                    NOTIONAL AMOUNT ($)
--------------------------------------------------------------------------------
  1                         5/20/2006                            574,284,864
  2                         6/20/2006                            444,097,519
  3                         7/20/2006                            424,648,865
  4                         8/20/2006                            404,872,172
  5                         9/20/2006                            379,494,221
  6                        10/20/2006                            351,571,530
  7                        11/20/2006                            329,662,212
  8                        12/20/2006                            316,979,987
  9                         1/20/2007                            304,785,544
  10                        2/20/2007                            293,060,127
  11                        3/20/2007                            281,785,699
  12                        4/20/2007                            270,944,918
  13                        5/20/2007                            260,521,107
  14                        6/20/2007                            250,498,231
  15                        7/20/2007                            240,860,872
  16                        8/20/2007                            231,594,204
  17                        9/20/2007                            222,683,973
  18                       10/20/2007                            214,116,470
  19                       11/20/2007                            205,878,515
  20                       12/20/2007                            197,912,298
  21                        1/20/2008                            190,297,641
  22                        2/20/2008                            182,975,888
  23                        3/20/2008                            175,130,703
  24                        4/20/2008                            166,129,336
  25                        5/20/2008                            159,737,307
  26                        6/20/2008                            153,591,159
  27                        7/20/2008                            147,681,437
  28                        8/20/2008                            141,893,074
  29                        9/20/2008                            136,433,345
  30                       10/20/2008                            131,183,643
  31                       11/20/2008                            126,135,890
  32                       12/20/2008                            121,282,318
  33                        1/20/2009                            116,439,141
  34                        2/20/2009                            111,838,856
  35                        3/20/2009                            102,648,284
  36                        4/20/2009                             90,602,338
  37                        5/20/2009                             87,115,223
  38                        6/20/2009                             83,762,283
  39                        7/20/2009                             80,538,356
  40                        8/20/2009                             77,438,480
  41                        9/20/2009                             74,457,881
  42                       10/20/2009                             71,591,972
  43                       11/20/2009                             68,836,341
  44                       12/20/2009                             66,186,745
  45                        1/20/2010                             63,639,106
  46                        2/20/2010                             61,189,500
  47                        3/20/2010                             58,834,156
  48                        4/20/2010                             56,569,449
  49                        5/20/2010                             54,391,891
  50                        6/20/2010                             52,298,130
  51                        7/20/2010                             50,228,592
  52                        8/20/2010                             48,295,040
  53                        9/20/2010                             46,287,956
  54                       10/20/2010                             44,189,426
  55                       11/20/2010                             42,303,661
  56                       12/20/2010                             39,935,920
  57                        1/20/2011                             35,157,873
  58                        2/20/2011                             26,134,530
  59                        3/20/2011                             15,164,612
--------------------------------------------------------------------------------

                                                                              48

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

                        BANC OF AMERICA SECURITIES [LOGO]

--------------------------------------------------------------------------------

                 MBS NEW ISSUE TERM SHEET - COLLATERAL APPENDIX

                       BANC OF AMERICA FUNDING CORPORATION
                                    DEPOSITOR

                      BANC OF AMERICA FUNDING 2006-D TRUST
                                 ISSUING ENTITY

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-D
                          $1,775,524,000 (APPROXIMATE)

                                 APRIL 20, 2006

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 1 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Group 1 Mortgage Loans consist of One-Year, Six-Month, or One-Month LIBOR and One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 1 month, 6 months, or 2, 3, 5, 7, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately
90.84% of the Group 1 Mortgage Loans require only the payment of interest until the 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually, semi-annually or monthly thereafter. The mortgage interest rates will be indexed to One-Year, Six-Month, or One-Month LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year, Six-Month, and
One-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year, Six-Month, and One-Month LIBOR
Index is the average of the interbank offered rates for one-year, six-month, and one-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from
8.875% to 16.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

45.33% of the Group 1 Mortgage Loans are subject to a Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------------
                                                                   COLLATERAL SUMMARY        RANGE (IF APPLICABLE)
                                                                   ------------------        ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                          $604,510,384
TOTAL NUMBER OF LOANS                                                          1,595
AVERAGE LOAN PRINCIPAL BALANCE                                              $379,003         $36,450 to $1,995,000
WA GROSS COUPON                                                               6.489%              2.875% to 8.750%
WA FICO                                                                          713                    604 to 817
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         356 months             344 to 360 months
WA OLTV                                                                       75.94%              18.63% to 95.00%
WA DTI                                                                        39.73%               6.74% to 62.40%
WA MONTHS TO NEXT RATE ADJUSTMENT DATE                                     41 months               1 to 119 months
WA GROSS MARGIN                                                               2.127%              0.750% to 5.000%
WA RATE CEILING                                                              12.081%             8.875% to 16.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA            55.73%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         NV             8.68%
                                                                FL             6.03%
                                                                AZ             2.70%
                                                                NY             2.64%
------------------------------------------------------------------------------------------------------------------

                                                                               2

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                            OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
   OCCUPANCY                    LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence               1,345       $529,638,875.16        87.61%     $393,783.55          711           75.83%
Investor Property                 167         48,352,171.20         8.00       289,533.96          725           75.91
Second Home                        83         26,519,337.18         4.39       319,510.09          723           78.28
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%     $379,003.38          713           75.94%
==========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                       PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
  PROPERTY TYPE                 LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Single Family Residence           901       $343,585,581.40        56.84%     $381,338.05          711           75.32%
PUD                               373        154,151,397.37        25.50       413,274.52          710           76.28
Condominium                       263         82,226,902.04        13.60       312,649.82          723           77.59
2-Family                           42         17,126,960.83         2.83       407,784.78          721           78.17
4-Family                            7          3,863,180.98         0.64       551,883.00          713           74.45
3-Family                            8          3,468,573.32         0.57       433,571.67          751           73.91
Cooperative                         1             87,787.60         0.01        87,787.60          687           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%     $379,003.38          713           75.94%
==========================================================================================================================

                                    MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
     PURPOSE                    LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Purchase                          953       $357,285,758.06        59.10%     $374,906.36          719           78.78%
Refinance-Cashout                 427        165,540,231.93        27.38       387,682.04          701           72.04
Refinance-Rate/Term               215         81,684,393.55        13.51       379,927.41          709           71.45
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%     $379,003.38          713           75.94%
==========================================================================================================================

                                                                               3

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                   GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                            OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
  GEOGRAPHIC AREA               LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Alabama                             5       $  1,683,517.20         0.28%    $  336,703.44         758           74.49%
Arizona                            48         16,342,394.21         2.70        340,466.55         712           76.11
California                        754        336,892,754.56        55.73        446,807.37         716           74.76
Colorado                           30          8,824,614.33         1.46        294,153.81         716           77.78
Connecticut                         9          3,031,782.40         0.50        336,864.71         686           78.93
Delaware                            1          1,000,000.00         0.17      1,000,000.00         719           80.00
District of Columbia                5          2,081,899.99         0.34        416,380.00         721           74.64
Florida                           110         36,466,254.58         6.03        331,511.41         717           77.50
Georgia                            16          4,363,630.68         0.72        272,726.92         676           76.90
Hawaii                              9          4,329,621.20         0.72        481,069.02         705           77.63
Idaho                               5            771,127.38         0.13        154,225.48         658           72.66
Illinois                           34         14,432,458.15         2.39        424,484.06         698           77.45
Indiana                             2            294,457.28         0.05        147,228.64         695           80.00
Kansas                              2            383,153.29         0.06        191,576.65         796           79.59
Kentucky                            7          1,163,688.35         0.19        166,241.19         709           85.79
Maine                               1            199,619.49         0.03        199,619.49         673           45.77
Maryland                           49         15,668,362.87         2.59        319,762.51         692           78.49
Massachusetts                      14          4,118,806.81         0.68        294,200.49         721           72.41
Michigan                           15          3,947,807.65         0.65        263,187.18         690           74.52
Minnesota                          20          6,056,633.99         1.00        302,831.70         710           75.20
Mississippi                         1            179,366.79         0.03        179,366.79         700           94.97
Missouri                            2            395,320.33         0.07        197,660.17         684           83.37
Montana                             3            782,400.00         0.13        260,800.00         732           74.57
Nevada                            184         52,484,752.32         8.68        285,243.22         704           78.02
New Hampshire                       2          1,275,589.67         0.21        637,794.84         732           73.54
New Jersey                         35         13,706,186.42         2.27        391,605.33         722           77.65
New Mexico                         11          1,908,847.33         0.32        173,531.58         694           80.69
New York                           32         15,976,797.37         2.64        499,274.92         714           77.75
North Carolina                     12          4,541,828.84         0.75        378,485.74         728           77.35
Ohio                               22          4,176,795.86         0.69        189,854.36         706           78.46
Oklahoma                            1             82,000.00         0.01         82,000.00         745           80.00
Oregon                             19          4,671,560.71         0.77        245,871.62         707           76.62
Pennsylvania                       10          1,713,016.43         0.28        171,301.64         702           78.57
Rhode Island                        4            902,337.88         0.15        225,584.47         737           80.00
South Carolina                      6          2,187,235.70         0.36        364,539.28         665           78.43
Tennessee                           6          1,362,311.89         0.23        227,051.98         705           83.02
Texas                              23          7,344,646.94         1.21        319,332.48         719           79.11
Utah                               10          2,215,099.18         0.37        221,509.92         696           79.05
Vermont                             1            768,000.00         0.13        768,000.00         769           80.00
Virginia                           34         13,720,268.95         2.27        403,537.32         704           77.11
Washington                         36          9,946,305.66         1.65        276,286.27         713           76.54
West Virginia                       1            148,000.00         0.02        148,000.00         720           69.99
Wisconsin                           4          1,969,130.86         0.33        492,282.72         763           70.79
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 0.67% of the Group 1
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                               4

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  CURRENT MORTGAGE LOAN        MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
  PRINCIPAL BALANCES ($)        LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                    1       $     36,450.00         0.01%    $   36,450.00         649           90.00%
50,000.01 - 100,000.00             42          3,611,414.01         0.60         85,986.05         705           75.42
100,000.01 - 150,000.00           115         14,863,663.64         2.46        129,249.25         709           77.30
150,000.01 - 200,000.00           171         30,478,252.40         5.04        178,235.39         707           77.94
200,000.01 - 250,000.00           193         43,301,583.88         7.16        224,360.54         710           77.28
250,000.01 - 300,000.00           169         46,323,375.38         7.66        274,102.81         711           74.79
300,000.01 - 350,000.00           140         45,452,828.16         7.52        324,663.06         711           77.43
350,000.01 - 400,000.00           149         56,359,804.22         9.32        378,253.72         717           74.92
400,000.01 - 450,000.00           124         53,151,395.71         8.79        428,640.29         713           76.99
450,000.01 - 500,000.00           130         61,912,082.20        10.24        476,246.79         711           77.34
500,000.01 - 550,000.00            96         50,371,880.98         8.33        524,707.09         717           77.40
550,000.01 - 600,000.00            80         46,272,534.55         7.65        578,406.68         713           78.32
600,000.01 - 650,000.00            74         47,142,763.00         7.80        637,064.36         711           74.68
650,000.01 - 700,000.00            16         10,880,139.88         1.80        680,008.74         703           73.22
700,000.01 - 750,000.00            17         12,333,258.91         2.04        725,485.82         705           69.58
750,000.01 - 800,000.00            12          9,353,057.97         1.55        779,421.50         720           74.59
800,000.01 - 850,000.00            10          8,276,671.74         1.37        827,667.17         708           71.49
850,000.01 - 900,000.00             9          7,892,594.93         1.31        876,954.99         730           76.68
900,000.01 - 950,000.00             5          4,669,690.42         0.77        933,938.08         712           74.33
950,000.01 - 1,000,000.00          18         17,780,567.00         2.94        987,809.28         719           74.83
1,000,000.01 - 1,500,000.00        19         24,651,029.34         4.08      1,297,422.60         715           70.37
1,500,000.01 - 2,000,000.00         5          9,395,345.22         1.55      1,879,069.04         728           71.14
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 1 Mortgage Loans is expected to be approximately $379,003.

                                                                               5

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
       ORIGINAL                MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
 LOAN-TO-VALUE RATIOS (%)       LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                       2       $    411,209.42         0.07%    $  205,604.71         778           18.94%
25.01 - 30.00                       3          1,026,457.73         0.17        342,152.58         681           27.80
30.01 - 35.00                       1          1,200,000.00         0.20      1,200,000.00         719           32.00
35.01 - 40.00                       6          1,815,881.32         0.30        302,646.89         749           37.07
40.01 - 45.00                      10          4,519,618.09         0.75        451,961.81         755           42.96
45.01 - 50.00                      23          8,020,945.01         1.33        348,736.74         725           48.09
50.01 - 55.00                      28          8,605,972.95         1.42        307,356.18         734           52.38
55.01 - 60.00                      32         11,164,164.57         1.85        348,880.14         724           58.05
60.01 - 65.00                      64         24,685,207.70         4.08        385,706.37         714           63.23
65.01 - 70.00                      87         44,119,724.57         7.30        507,123.27         717           68.60
70.01 - 75.00                     154         83,717,336.04        13.85        543,619.07         706           73.91
75.01 - 80.00                   1,104        393,375,742.18        65.07        356,318.61         713           79.67
80.01 - 85.00                       9          2,902,870.49         0.48        322,541.17         679           84.07
85.01 - 90.00                      46         12,753,745.27         2.11        277,255.33         693           89.48
90.01 - 95.00                      26          6,191,508.20         1.02        238,134.93         708           94.75
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately
      75.94%.

                                                                               6

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
 CURRENT MORTGAGE              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
 INTEREST RATES (%)             LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

less than 3.000                     1       $    346,917.37         0.06%     $346,917.37          680           74.95%
3.001 - 3.250                       1            594,042.41         0.10       594,042.41          678           80.00
3.251 - 3.500                       3            758,776.11         0.13       252,925.37          736           78.23
3.501 - 3.750                       2            494,602.80         0.08       247,301.40          781           80.00
3.751 - 4.000                       4          1,597,432.45         0.26       399,358.11          679           76.85
4.001 - 4.250                       2          1,030,409.25         0.17       515,204.63          732           80.00
4.251 - 4.500                       9          3,550,840.72         0.59       394,537.86          716           78.78
4.501 - 4.750                       4          1,479,247.27         0.24       369,811.82          710           79.89
4.751 - 5.000                       7          3,488,933.27         0.58       498,419.04          718           79.51
5.001 - 5.250                       5          1,669,969.75         0.28       333,993.95          696           75.37
5.251 - 5.500                      22         10,878,241.29         1.80       494,465.51          723           74.08
5.501 - 5.750                     210         87,411,795.38        14.46       416,246.64          728           68.49
5.751 - 6.000                      95         32,904,181.77         5.44       346,359.81          706           76.78
6.001 - 6.250                     145         55,054,103.93         9.11       379,683.48          711           76.56
6.251 - 6.500                     313        118,993,851.22        19.68       380,172.05          714           77.30
6.501 - 6.750                     255         91,633,022.65        15.16       359,345.19          713           77.52
6.751 - 7.000                     268        101,761,396.10        16.83       379,706.70          711           77.17
7.001 - 7.250                      92         31,895,765.62         5.28       346,693.10          700           77.74
7.251 - 7.500                      59         22,686,710.67         3.75       384,520.52          703           74.91
7.501 - 7.750                      48         18,899,674.09         3.13       393,743.21          712           79.41
7.751 - 8.000                      32         11,585,417.06         1.92       362,044.28          690           78.80
8.001 - 8.250                      13          4,670,125.04         0.77       359,240.39          676           77.25
8.251 - 8.500                       2            441,061.20         0.07       220,530.60          737           80.00
8.501 - 8.750                       3            683,866.12         0.11       227,955.37          721           74.30
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%     $379,003.38          713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 1 Mortgage Loans is expected to be approximately 6.489%
      per annum.

                                                                               7

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                      GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
 GROSS MARGIN (%)               LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

0.501 - 0.750                       1       $    542,835.97         0.09%    $542,835.97           732           66.87%
0.751 - 1.000                     182         75,589,611.98        12.50      415,327.54           729           67.62
1.001 - 1.250                      19          7,808,765.03         1.29      410,987.63           703           75.13
1.251 - 1.500                      19          6,045,078.70         1.00      318,162.04           713           77.52
1.501 - 1.750                      29         11,606,648.81         1.92      400,229.27           721           79.30
1.751 - 2.000                     119         41,543,568.52         6.87      349,105.62           723           78.06
2.001 - 2.250                   1,027        402,489,607.56        66.58      391,908.09           710           76.89
2.251 - 2.500                      35         11,882,034.86         1.97      339,486.71           724           78.60
2.501 - 2.750                      77         22,490,348.01         3.72      292,082.44           691           76.40
2.751 - 3.000                      12          3,648,814.29         0.60      304,067.86           688           79.98
3.001 - 3.250                       5          1,230,747.75         0.20      246,149.55           704           81.83
3.251 - 3.500                      10          3,615,391.99         0.60      361,539.20           710           80.18
3.501 - 3.750                      15          3,824,779.44         0.63      254,985.30           686           78.10
3.751 - 4.000                      15          4,887,850.58         0.81      325,856.71           695           77.87
4.001 - 4.250                       1            199,150.00         0.03      199,150.00           680           79.98
4.251 - 4.500                      11          2,799,300.54         0.46      254,481.87           735           78.93
4.501 - 4.750                       2            616,887.00         0.10      308,443.50           763           78.91
4.751 - 5.000                      16          3,688,962.51         0.61      230,560.16           698           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%    $379,003.38           713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 1
      Mortgage Loans is expected to be approximately 2.127% per annum.

                                                                               8

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                      RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
 RATE CEILINGS (%)              LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

8.751 - 9.000                       4       $  1,622,087.60         0.27%     $405,521.90          677           75.82%
9.001 - 9.250                       2          1,115,928.35         0.18       557,964.18          685           80.00
9.251 - 9.500                       6          2,242,189.38         0.37       373,698.23          719           79.38
9.501 - 9.750                       4          1,110,408.89         0.18       277,602.22          732           81.85
9.751 - 10.000                      7          3,457,897.38         0.57       493,985.34          713           78.65
10.001 - 10.250                     3          1,367,597.19         0.23       455,865.73          725           74.35
10.251 - 10.500                    14          6,911,914.76         1.14       493,708.20          711           77.91
10.501 - 10.750                    12          5,163,575.99         0.85       430,298.00          745           77.89
10.751 - 11.000                    28         10,127,831.24         1.68       361,708.26          707           76.56
11.001 - 11.250                    44         21,561,871.37         3.57       490,042.53          706           76.29
11.251 - 11.500                   122         54,865,469.96         9.08       449,716.97          715           76.59
11.501 - 11.750                    96         42,152,270.14         6.97       439,086.15          709           75.99
11.751 - 12.000                   510        207,921,358.67        34.40       407,688.94          717           73.77
12.001 - 12.250                   124         44,884,529.08         7.42       361,972.01          709           76.63
12.251 - 12.500                   196         70,715,812.73        11.70       360,794.96          711           76.28
12.501 - 12.750                   159         52,250,910.63         8.64       328,622.08          717           77.94
12.751 - 13.000                   134         39,581,824.67         6.55       295,386.75          709           78.39
13.001 - 13.250                    55         16,174,982.30         2.68       294,090.59          696           78.00
13.251 - 13.500                    29          6,767,378.69         1.12       233,357.89          698           80.25
13.501 - 13.750                    23          6,903,454.73         1.14       300,150.21          705           79.37
13.751 - 14.000                    13          5,088,247.24         0.84       391,403.63          686           75.80
14.001 - 14.250                     5          1,292,692.82         0.21       258,538.56          665           80.00
14.251 - 14.500                     2            441,061.20         0.07       220,530.60          737           80.00
14.501 - 14.750                     2            294,616.12         0.05       147,308.06          767           79.99
16.251 - 16.500                     1            494,472.41         0.08       494,472.41          763           75.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%     $379,003.38          713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1
      Mortgage Loans is expected to be approximately 12.081% per annum.

                                                                               9

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                               FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
    FIRST RATE                 MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
 ADJUSTMENT DATE                LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

June 1, 2005                        4       $  2,214,140.49         0.37%    $  553,535.12         731           73.70%
July 1, 2005                        3            852,427.15         0.14        284,142.38         698           83.64
August 1, 2005                     13          7,853,186.52         1.30        604,091.27         714           75.22
September 1, 2005                 107         40,996,353.94         6.78        383,143.49         726           72.26
October 1, 2005                   145         58,756,258.39         9.72        405,215.58         722           71.07
November 1, 2005                   24          8,508,408.35         1.41        354,517.01         720           63.64
December 1, 2005                    8          2,468,073.34         0.41        308,509.17         692           82.62
January 1, 2006                     7          2,586,256.04         0.43        369,465.15         728           79.59
February 1, 2006                   33         10,863,051.38         1.80        329,183.38         721           79.16
March 1, 2006                      43         15,694,433.40         2.60        364,986.82         728           77.61
April 1, 2006                      29         10,057,430.32         1.66        346,807.94         719           79.51
May 1, 2006                        13          3,417,507.92         0.57        262,885.22         717           76.65
July 1, 2006                        1          1,139,887.86         0.19      1,139,887.86         762           75.00
November 1, 2007                    1             99,999.99         0.02         99,999.99         684           64.52
February 1, 2008                    7          2,005,999.05         0.33        286,571.29         728           80.00
March 1, 2008                      15          5,877,034.05         0.97        391,802.27         722           78.94
July 1, 2008                        1            321,180.30         0.05        321,180.30         687           80.00
December 1, 2008                    1            649,977.02         0.11        649,977.02         813           79.17
January 1, 2009                     3            459,000.00         0.08        153,000.00         718           79.99
February 1, 2009                   57         19,507,882.44         3.23        342,243.55         728           79.30
March 1, 2009                      90         33,576,077.55         5.55        373,067.53         729           79.30
June 1, 2010                        1            420,400.00         0.07        420,400.00         803           80.00
August 1, 2010                      4          1,193,676.19         0.20        298,419.05         735           77.35
September 1, 2010                   5          2,666,812.50         0.44        533,362.50         677           77.19
October 1, 2010                     4          1,610,946.99         0.27        402,736.75         663           76.71
November 1, 2010                   19          6,729,565.12         1.11        354,187.64         703           71.54
December 1, 2010                  100         30,708,479.75         5.08        307,084.80         698           76.42
January 1, 2011                   251         75,676,198.20        12.52        301,498.80         703           76.46
February 1, 2011                  305        102,311,334.41        16.92        335,447.00         706           76.86
March 1, 2011                     239        128,930,328.79        21.33        539,457.44         709           76.41
April 1, 2011                       6          3,968,336.00         0.66        661,389.33         689           75.08
January 1, 2013                     2            984,399.99         0.16        492,200.00         755           75.50
February 1, 2013                   17          5,317,873.41         0.88        312,816.08         698           78.24
March 1, 2013                      23          8,953,482.07         1.48        389,281.83         727           77.90
September 1, 2015                   1          1,187,787.27         0.20      1,187,787.27         808           78.69
November 1, 2015                    2          1,018,205.00         0.17        509,102.50         713           80.00
January 1, 2016                     1            500,000.00         0.08        500,000.00         777           44.40
February 1, 2016                    3          1,020,643.53         0.17        340,214.51         657           80.00
March 1, 2016                       7          3,407,348.82         0.56        486,764.12         712           77.11
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the Next
      Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 41 months.

                                                                              10

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                     REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
 REMAINING TERM                MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
    (MONTHS)                    LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                       1,595       $604,510,383.54       100.00%     $379,003.38          713           75.94%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%     $379,003.38          713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 1 Mortgage Loans is expected to be approximately 356 months.

                              CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
 CREDIT SCORES                  LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

801 - 850                          26       $ 11,004,534.72         1.82%     $423,251.34         807           76.15%
751 - 800                         306        119,459,446.90        19.76       390,390.35         772           73.75
701 - 750                         590        220,077,292.44        36.41       373,012.36         725           76.52
651 - 700                         520        201,072,137.38        33.26       386,677.19         679           76.29
601 - 650                         152         52,097,772.10         8.62       342,748.50         638           77.07
Not Scored                          1            799,200.00         0.13       799,200.00           0           80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%     $379,003.38         713           75.94%
=========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              11

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                       ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
    ORIGINAL                  NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
 DEBT-TO-INCOME                MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
   RATIOS (%)                   LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                        3       $    820,465.07         0.14%    $  273,488.36         722           79.80%
10.01 - 15.00                      11          5,746,174.36         0.95        522,379.49         737           69.92
15.01 - 20.00                      22          8,393,237.85         1.39        381,510.81         720           73.34
20.01 - 25.00                      43         16,148,023.49         2.67        375,535.43         713           73.00
25.01 - 30.00                      87         30,971,932.44         5.12        355,999.22         716           75.56
30.01 - 35.00                     168         65,627,769.99        10.86        390,641.49         717           75.19
35.01 - 40.00                     368        139,082,662.78        23.01        377,942.02         715           76.62
40.01 - 45.00                     419        156,457,828.25        25.88        373,407.70         712           77.39
45.01 - 50.00                     200         76,198,024.82        12.60        380,990.12         702           76.15
50.01 - 55.00                     117         52,070,737.37         8.61        445,049.04         715           73.61
55.01 - 60.00                       4          1,518,000.00         0.25        379,500.00         666           75.40
60.01 - 65.00                       1          1,139,887.86         0.19      1,139,887.86         762           75.00
Not Scored                        152         50,335,639.26         8.33        331,155.52         710           74.90
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%    $  379,003.38         713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 1 Mortgage Loans is expected to be approximately 39.73%.

                                MONTHS SINCE ORIGINATION OF THE GROUP 1 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  MONTHS SINCE                 MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
  ORIGINATION                   LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                           1,163       $436,429,189.22        72.20%     $375,261.56          709           76.88%
7 - 12                            422        163,796,188.85        27.10       388,142.63          722           73.35
13 - 18                            10          4,285,005.47         0.71       428,500.55          695           79.15
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,595       $604,510,383.54       100.00%     $379,003.38          713           75.94%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 1 Mortgage Loans is expected to be approximately 5 months.

                                                                              12

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Group 2 Mortgage Loans consist of 3/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 92.91% of the Group
2 Mortgage Loans require only the payment of interest until the 37th payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 11.500% to 13.125%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------------
                                                                   COLLATERAL SUMMARY        RANGE (IF APPLICABLE)
                                                                   ------------------       ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                          $22,901,727
TOTAL NUMBER OF LOANS                                                            39
AVERAGE LOAN PRINCIPAL BALANCE                                             $587,224         $149,940 to $1,200,000
WA GROSS COUPON                                                              6.225%               5.500% to 7.125%
WA FICO                                                                         747                     630 to 818
WA ORIGINAL TERM                                                         360 months
WA REMAINING TERM                                                        359 months              356 to 360 months
WA OLTV                                                                      73.06%               37.88% to 90.00%
WA DTI                                                                       34.91%               11.50% to 59.80%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                   35 months                32 to 36 months
WA GROSS MARGIN                                                              2.250%
WA RATE CEILING                                                             12.225%             11.500% to 13.125%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA           40.53%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         SC           14.53%
                                                                FL           11.67%
                                                                NV            7.17%
                                                                AZ            6.89%
------------------------------------------------------------------------------------------------------------------

                                                                              13

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                            OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
 OCCUPANCY                      LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence                  33        $18,990,286.99        82.92%     $575,463.24          743           75.64%
Second Home                         6          3,911,440.24        17.08       651,906.71          767           60.56
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39        $22,901,727.23       100.00%     $587,223.78          747           73.06%
==========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                       PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
  PROPERTY TYPE                 LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

PUD                                18       $10,844,514.00        47.35%      $602,473.00          743           70.38%
Single Family Residence            17         9,295,037.23        40.59        546,766.90          746           75.47
Condominium                         3         2,162,176.00         9.44        720,725.33          765           78.44
2-Family                            1           600,000.00         2.62        600,000.00          774           64.86
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
==========================================================================================================================

                                    MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
  PURPOSE                       LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Purchase                           22       $11,987,317.61        52.34%      $544,878.07          757           75.54%
Refinance-Rate/Term                 9         6,295,494.41        27.49        699,499.38          742           71.84
Refinance-Cashout                   8         4,618,915.21        20.17        577,364.40          728           68.31
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
==========================================================================================================================

                                                                              14

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                   GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                             OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT     AVERAGE
 GEOGRAPHIC AREA                LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Arizona                             3       $ 1,577,000.00         6.89%      $525,666.67          795           76.70%
California                         16         9,282,180.21        40.53        580,136.26          737           71.28
Florida                             4         2,672,788.00        11.67        668,197.00          749           78.01
Georgia                             1           186,254.37         0.81        186,254.37          818           80.00
Illinois                            1           928,000.00         4.05        928,000.00          774           80.00
Maryland                            1           480,000.00         2.10        480,000.00          764           80.00
Minnesota                           1           659,294.41         2.88        659,294.41          761           80.00
Missouri                            1           167,400.00         0.73        167,400.00          673           90.00
Nevada                              2         1,641,920.00         7.17        820,960.00          748           58.07
North Carolina                      2           574,940.24         2.51        287,470.12          765           50.93
South Carolina                      5         3,326,500.00        14.53        665,300.00          754           75.23
Texas                               1           969,450.00         4.23        969,450.00          710           79.46
Washington                          1           436,000.00         1.90        436,000.00          688           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 6.29% of the Group 2
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              15

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
   PRINCIPAL BALANCES ($)       LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00             1       $   149,940.24         0.65%    $  149,940.24          738           53.57%
150,000.01 - 200,000.00             2           353,654.37         1.54        176,827.19          749           84.73
250,000.01 - 300,000.00             2           553,125.00         2.42        276,562.50          777           75.10
400,000.01 - 450,000.00             6         2,605,365.38        11.38        434,227.56          753           74.24
450,000.01 - 500,000.00             3         1,480,000.00         6.46        493,333.33          774           66.52
500,000.01 - 550,000.00             6         3,101,145.83        13.54        516,857.64          708           73.27
550,000.01 - 600,000.00             2         1,180,000.00         5.15        590,000.00          784           72.30
600,000.01 - 650,000.00             5         3,151,344.00        13.76        630,268.80          743           77.48
650,000.01 - 700,000.00             3         2,017,544.41         8.81        672,514.80          746           64.09
700,000.01 - 750,000.00             1           749,000.00         3.27        749,000.00          799           74.97
800,000.01 - 850,000.00             2         1,623,158.00         7.09        811,579.00          720           77.47
850,000.01 - 900,000.00             1           880,000.00         3.84        880,000.00          735           80.00
900,000.01 - 950,000.00             1           928,000.00         4.05        928,000.00          774           80.00
950,000.01 - 1,000,000.00           3         2,929,450.00        12.79        976,483.33          754           78.27
1,000,000.01 - 1,500,000.00         1         1,200,000.00         5.24      1,200,000.00          741           50.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%    $  587,223.78          747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 2 Mortgage Loans is expected to be approximately $587,224.

                                                                              16

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
     ORIGINAL LOAN-TO-         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
      VALUE RATIOS (%)          LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

35.01 - 40.00                       1       $   681,750.00         2.98%      $681,750.00          733           37.88%
40.01 - 45.00                       1           500,000.00         2.18        500,000.00          806           40.10
45.01 - 50.00                       2         1,625,000.00         7.10        812,500.00          750           50.00
50.01 - 55.00                       2           669,940.24         2.93        334,970.12          654           54.48
60.01 - 65.00                       1           600,000.00         2.62        600,000.00          774           64.86
65.01 - 70.00                       2         1,137,000.00         4.96        568,500.00          732           68.52
70.01 - 75.00                       5         2,989,944.00        13.06        597,988.80          741           74.96
75.01 - 80.00                      24        14,530,692.99        63.45        605,445.54          752           79.39
85.01 - 90.00                       1           167,400.00         0.73        167,400.00          673           90.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately
      73.06%.

                                                                              17

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
      CURRENT MORTGAGE         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
     INTEREST RATES (%)         LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.251 - 5.500                       1       $   480,000.00         2.10%      $480,000.00          764           80.00%
5.501 - 5.750                       5         2,544,553.65        11.11        508,910.73          739           71.84
5.751 - 6.000                      16         8,750,922.58        38.21        546,932.66          753           74.92
6.001 - 6.250                       5         2,714,801.00        11.85        542,960.20          749           70.52
6.251 - 6.500                       4         2,298,000.00        10.03        574,500.00          713           70.82
6.501 - 6.750                       3         2,646,450.00        11.56        882,150.00          758           78.38
6.751 - 7.000                       4         2,587,000.00        11.30        646,750.00          754           63.55
7.001 - 7.250                       1           880,000.00         3.84        880,000.00          735           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 2 Mortgage Loans is expected to be approximately 6.225%
      per annum.

                                      GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
      GROSS MARGIN (%)          LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 2
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                              18

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                      RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
     RATE CEILINGS (%)          LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

11.251 - 11.500                     1       $   480,000.00         2.10%      $480,000.00          764           80.00%
11.501 - 11.750                     5         2,544,553.65        11.11        508,910.73          739           71.84
11.751 - 12.000                    16         8,750,922.58        38.21        546,932.66          753           74.92
12.001 - 12.250                     5         2,714,801.00        11.85        542,960.20          749           70.52
12.251 - 12.500                     4         2,298,000.00        10.03        574,500.00          713           70.82
12.501 - 12.750                     3         2,646,450.00        11.56        882,150.00          758           78.38
12.751 - 13.000                     4         2,587,000.00        11.30        646,750.00          754           63.55
13.001 - 13.250                     1           880,000.00         3.84        880,000.00          735           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2
      Mortgage Loans is expected to be approximately 12.225% per annum.

                                                                              19

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                               FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
         FIRST RATE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
      ADJUSTMENT DATE           LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

December 1, 2008                    2       $   403,065.24         1.76%      $201,532.62          747           67.03%
February 1, 2009                    1           186,254.37         0.81        186,254.37          818           80.00
March 1, 2009                      18        10,030,285.62        43.80        557,238.09          736           73.68
April 1, 2009                      18        12,282,122.00        53.63        682,340.11          755           72.65
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 35 months.

                                     REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
       REMAINING TERM          MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
          (MONTHS)              LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                          39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

                                                                              20

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                              CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
       CREDIT SCORES            LOANS           BALANCE          BALANCE        BALANCE          SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

801 - 850                           2       $   686,254.37         3.00%      $343,127.19         809           50.93%
751 - 800                          17         9,914,784.79        43.29        583,222.63         777           76.46
701 - 750                          14         9,227,499.24        40.29        659,107.09         735           70.43
651 - 700                           5         2,553,188.83        11.15        510,637.77         684           79.07
601 - 650                           1           520,000.00         2.27        520,000.00         630           54.74
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78         747           73.06%
=========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                       ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
          ORIGINAL            NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
       DEBT-TO-INCOME          MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
         RATIOS (%)             LOANS           BALANCE          BALANCE        BALANCE          SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                       2       $   953,000.00         4.16%      $476,500.00         781           66.62%
15.01 - 20.00                       3         1,416,254.37         6.18        472,084.79         769           67.97
20.01 - 25.00                       2         1,414,895.38         6.18        707,447.69         736           78.86
25.01 - 30.00                       7         3,404,384.65        14.87        486,340.66         765           69.45
30.01 - 35.00                       4         2,155,884.00         9.41        538,971.00         763           79.39
35.01 - 40.00                      10         7,085,989.83        30.94        708,598.98         745           78.16
40.01 - 45.00                       4         2,824,000.00        12.33        706,000.00         725           62.60
45.01 - 50.00                       5         2,710,319.00        11.83        542,063.80         736           70.61
50.01 - 55.00                       1           501,000.00         2.19        501,000.00         723           74.78
55.01 - 60.00                       1           436,000.00         1.90        436,000.00         688           80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78         747           73.06%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 2 Mortgage Loans is expected to be approximately 34.91%.

                                                                              21

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                MONTHS SINCE ORIGINATION OF THE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
        MONTHS SINCE           MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
        ORIGINATION             LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                              39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                             39       $22,901,727.23       100.00%      $587,223.78          747           73.06%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 2 Mortgage Loans is expected to be approximately 2 months.

                                                                              22

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 3 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Group 3 Mortgage Loans consist of 5/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 69.71% of the Group
3 Mortgage Loans require only the payment of interest until the 61st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.500% to 12.250%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                ------------------       ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                      $210,682,944
TOTAL NUMBER OF LOANS                                                        365
AVERAGE LOAN PRINCIPAL BALANCE                                          $577,214         $115,254 to $1,462,500
WA GROSS COUPON                                                           5.854%               4.500% to 7.250%
WA FICO                                                                      746                     629 to 819
WA ORIGINAL TERM                                                      360 months
WA REMAINING TERM                                                     360 months              353 to 360 months
WA OLTV                                                                   73.17%                7.83% to 89.99%
WA DTI                                                                    36.22%                7.62% to 67.30%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                59 months                48 to 60 months
WA GROSS MARGIN                                                           2.250%
WA RATE CEILING                                                          10.854%              9.500% to 12.250%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES           CA             52.05%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL     FL             13.37%
BALANCE                                                    VA              6.83%
                                                           MD              4.88%
                                                           WA              3.19%
---------------------------------------------------------------------------------------------------------------

                                                                              23

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                            OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
         OCCUPANCY              LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Primary Residence                 330       $190,069,184.90        90.22%    $575,967.23           745           73.13%
Second Home                        32         19,497,505.06         9.25      609,297.03           752           74.35
Investor Property                   3          1,116,253.89         0.53      372,084.63           738           58.13
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54           746           73.17%
==========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                       PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
       PROPERTY TYPE            LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Single Family Residence           209       $120,005,916.37        56.96%    $574,190.99           742           71.43%
PUD                               103         60,855,508.69        28.88      590,830.18           746           75.16
Condominium                        52         29,423,085.87        13.97      565,828.57           760           76.03
2-Family                            1            398,432.92         0.19      398,432.92           717           80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54           746           73.17%
==========================================================================================================================

                                    MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
          PURPOSE               LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Purchase                          255       $148,485,134.17        70.48%    $582,294.64           751           76.02%
Refinance-Rate/Term                59         34,118,499.19        16.19      578,279.65           731           65.44
Refinance-Cashout                  51         28,079,310.49        13.33      550,574.72           737           67.48
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54           746           73.17%
==========================================================================================================================

                                                                              24

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                   GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                             OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
      GEOGRAPHIC AREA           LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Arizona                             8       $  4,047,293.17         1.92%    $505,911.65           747           72.33%
California                        186        109,654,622.38        52.05      589,540.98           745           72.76
Colorado                            3          1,730,500.00         0.82      576,833.33           727           72.69
Connecticut                         1            688,000.00         0.33      688,000.00           741           80.00
District of Columbia                4          2,451,200.00         1.16      612,800.00           770           73.02
Florida                            45         28,176,423.21        13.37      626,142.74           750           71.95
Georgia                             8          3,733,833.74         1.77      466,729.22           752           79.43
Illinois                            8          5,104,318.34         2.42      638,039.79           769           71.39
Louisiana                           1            431,007.72         0.20      431,007.72           708           80.00
Maryland                           20         10,273,760.69         4.88      513,688.03           723           74.79
Massachusetts                       3          1,423,932.92         0.68      474,644.31           733           80.00
Missouri                            1            419,600.00         0.20      419,600.00           698           80.00
Nevada                              6          3,846,500.00         1.83      641,083.33           717           71.67
New Jersey                          3          1,567,942.00         0.74      522,647.33           706           56.43
New York                            3          1,700,000.00         0.81      566,666.67           747           61.88
North Carolina                     11          6,344,461.68         3.01      576,769.24           771           79.92
Oklahoma                            1            500,000.00         0.24      500,000.00           795           62.50
Oregon                              1            500,000.00         0.24      500,000.00           702           72.46
Pennsylvania                        2          1,115,663.11         0.53      557,831.56           743           73.76
Rhode Island                        1            530,000.00         0.25      530,000.00           773           51.04
South Carolina                      2            940,000.00         0.45      470,000.00           703           80.00
Tennessee                           1            479,423.25         0.23      479,423.25           687           53.81
Texas                               5          2,823,540.39         1.34      564,708.08           759           75.04
Utah                                1            626,400.00         0.30      626,400.00           739           80.00
Vermont                             1            475,000.00         0.23      475,000.00           755           76.00
Virginia                           27         14,382,542.80         6.83      532,686.77           755           76.96
Washington                         12          6,716,978.45         3.19      559,748.20           737           72.37
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54           746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.17% of the Group 3
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              25

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
   PRINCIPAL BALANCES ($)       LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00             3       $    394,245.48         0.19%    $  131,415.16         742           80.00%
150,000.01 - 200,000.00             3            516,235.44         0.25        172,078.48         728           54.29
250,000.01 - 300,000.00             1            260,000.00         0.12        260,000.00         736           80.00
300,000.01 - 350,000.00             2            628,400.00         0.30        314,200.00         739           74.88
350,000.01 - 400,000.00             3          1,154,832.88         0.55        384,944.29         722           79.86
400,000.01 - 450,000.00            45         19,503,914.76         9.26        433,420.33         736           74.13
450,000.01 - 500,000.00            82         39,389,644.21        18.70        480,361.51         741           71.21
500,000.01 - 550,000.00            51         26,798,235.89        12.72        525,455.61         742           73.97
550,000.01 - 600,000.00            56         32,379,110.02        15.37        578,198.39         745           76.34
600,000.01 - 650,000.00            40         25,342,285.88        12.03        633,557.15         743           75.10
650,000.01 - 700,000.00            26         17,667,323.27         8.39        679,512.43         750           75.40
700,000.01 - 750,000.00            10          7,274,226.99         3.45        727,422.70         738           75.24
750,000.01 - 800,000.00            11          8,547,581.94         4.06        777,052.90         753           75.72
800,000.01 - 850,000.00            10          8,299,152.82         3.94        829,915.28         764           62.34
850,000.01 - 900,000.00             4          3,520,800.00         1.67        880,200.00         744           74.47
900,000.01 - 950,000.00             3          2,764,454.27         1.31        921,484.76         710           69.86
950,000.01 - 1,000,000.00          10          9,837,500.00         4.67        983,750.00         776           64.49
1,000,000.01 - 1,500,000.00         5          6,405,000.00         3.04      1,281,000.00         765           70.85
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 3 Mortgage Loans is expected to be approximately $577,214.

                                                                              26

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
          ORIGINAL             MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  LOAN-TO-VALUE RATIOS (%)      LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                        2       $  1,303,000.00         0.62%    $  651,500.00         803            8.15%
20.01 - 25.00                       1          1,000,000.00         0.47      1,000,000.00         784           21.14
25.01 - 30.00                       1            645,000.00         0.31        645,000.00         749           28.04
30.01 - 35.00                       3          1,510,000.00         0.72        503,333.33         776           31.86
35.01 - 40.00                       3          1,645,251.16         0.78        548,417.05         730           37.71
40.01 - 45.00                       5          2,562,000.00         1.22        512,400.00         717           42.36
45.01 - 50.00                       9          4,712,122.72         2.24        523,569.19         754           47.72
50.01 - 55.00                       3          1,529,423.25         0.73        509,807.75         728           52.23
55.01 - 60.00                      17          9,055,699.40         4.30        532,688.20         747           57.71
60.01 - 65.00                      18         11,582,438.86         5.50        643,468.83         762           62.41
65.01 - 70.00                      29         19,700,465.37         9.35        679,326.39         757           68.16
70.01 - 75.00                      39         25,782,488.97        12.24        661,089.46         744           74.26
75.01 - 80.00                     233        128,492,693.12        60.99        551,470.79         742           79.66
85.01 - 90.00                       2          1,162,361.00         0.55        581,180.50         716           89.42
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $  577,213.54         746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately
      73.17%.

                                                                              27

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
      CURRENT MORTGAGE         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
     INTEREST RATES (%)         LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

4.251 - 4.500                       2       $  1,162,379.33         0.55%    $581,189.67           704           80.00%
4.501 - 4.750                       4          2,849,851.86         1.35      712,462.97           693           73.14
4.751 - 5.000                      21         11,782,866.56         5.59      561,088.88           744           72.78
5.001 - 5.250                      20         10,746,251.30         5.10      537,312.57           758           76.50
5.251 - 5.500                      28         16,351,941.63         7.76      583,997.92           760           76.15
5.501 - 5.750                      72         43,316,084.07        20.56      601,612.28           751           71.00
5.751 - 6.000                     102         60,200,525.58        28.57      590,201.23           743           72.73
6.001 - 6.250                      61         35,704,582.52        16.95      585,321.02           745           74.26
6.251 - 6.500                      37         19,622,920.39         9.31      530,349.20           734           72.44
6.501 - 6.750                      11          5,629,575.93         2.67      511,779.63           751           75.52
6.751 - 7.000                       5          2,504,564.68         1.19      500,912.94           732           73.41
7.001 - 7.250                       2            811,400.00         0.39      405,700.00           728           65.13
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54           746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 3 Mortgage Loans is expected to be approximately 5.854%
      per annum.

                                                                              28

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                      GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
      GROSS MARGIN (%)          LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                     365       $210,682,943.85       100.00%    $577,213.54           746           73.17%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54           746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 3
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                      RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
     RATE CEILINGS (%)          LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                       2       $  1,162,379.33         0.55%    $581,189.67           704           80.00%
9.501 - 9.750                       4          2,849,851.86         1.35      712,462.97           693           73.14
9.751 - 10.000                     21         11,782,866.56         5.59      561,088.88           744           72.78
10.001 - 10.250                    20         10,746,251.30         5.10      537,312.57           758           76.50
10.251 - 10.500                    28         16,351,941.63         7.76      583,997.92           760           76.15
10.501 - 10.750                    72         43,316,084.07        20.56      601,612.28           751           71.00
10.751 - 11.000                   102         60,200,525.58        28.57      590,201.23           743           72.73
11.001 - 11.250                    61         35,704,582.52        16.95      585,321.02           745           74.26
11.251 - 11.500                    37         19,622,920.39         9.31      530,349.20           734           72.44
11.501 - 11.750                    11          5,629,575.93         2.67      511,779.63           751           75.52
11.751 - 12.000                     5          2,504,564.68         1.19      500,912.94           732           73.41
12.001 - 12.250                     2            811,400.00         0.39      405,700.00           728           65.13
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54           746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
      Mortgage Loans is expected to be approximately 10.854% per annum.

                                                                              29

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                               FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
         FIRST RATE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
      ADJUSTMENT DATE           LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

April 1, 2010                       1       $    455,658.35         0.22%    $455,658.35           656           79.42%
September 1, 2010                   1            115,253.89         0.05      115,253.89           757           80.00
October 1, 2010                     1            394,400.00         0.19      394,400.00           733           80.00
November 1, 2010                    6          2,759,867.44         1.31      459,977.91           742           75.72
December 1, 2010                    6          1,698,488.29         0.81      283,081.38           710           73.00
January 1, 2011                     8          4,415,950.62         2.10      551,993.83           740           73.64
February 1, 2011                    3          1,602,000.00         0.76      534,000.00           727           64.37
March 1, 2011                     107         61,831,747.86        29.35      577,866.80           746           73.07
April 1, 2011                     232        137,409,577.40        65.22      592,282.66           747           73.21
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54           746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

                                     REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
       REMAINING TERM          MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
          (MONTHS)              LOANS           BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                         365       $210,682,943.85       100.00%    $577,213.54           746           73.17%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54           746           73.17%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 3 Mortgage Loans is expected to be approximately 360 months.

                                                                              30

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
   CREDIT SCORES                 LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

801 - 850                          17       $ 11,543,800.59         5.48%    $679,047.09         807           67.79%
751 - 800                         158         94,846,257.86        45.02      600,292.77         775           72.01
701 - 750                         139         76,388,608.33        36.26      549,558.33         726           75.62
651 - 700                          40         21,583,899.65        10.24      539,597.49         684           72.45
601 - 650                          10          5,860,377.42         2.78      586,037.74         633           74.16
Not Scored                          1            460,000.00         0.22      460,000.00           0           59.74
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54         746           73.17%
=======================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                           ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
   ORIGINAL                    NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
 DEBT-TO-INCOME                MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
   RATIOS (%)                    LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                        2       $  1,000,000.00         0.47%    $500,000.00         802           60.12%
10.01 - 15.00                       8          4,527,175.00         2.15      565,896.88         756           68.16
15.01 - 20.00                      15          9,461,415.35         4.49      630,761.02         754           65.55
20.01 - 25.00                      27         15,595,505.69         7.40      577,611.32         747           70.30
25.01 - 30.00                      49         28,270,446.56        13.42      576,947.89         745           75.47
30.01 - 35.00                      53         31,282,394.98        14.85      590,233.87         744           76.63
35.01 - 40.00                      71         39,857,587.30        18.92      561,374.47         742           72.27
40.01 - 45.00                      70         41,435,029.24        19.67      591,928.99         749           74.22
45.01 - 50.00                      49         27,585,033.00        13.09      562,959.86         736           74.74
50.01 - 55.00                       9          5,225,372.28         2.48      580,596.92         764           65.64
55.01 - 60.00                       9          5,108,580.45         2.42      567,620.05         748           66.22
60.01 - 65.00                       2            917,404.00         0.44      458,702.00         771           73.38
65.01 - 70.00                       1            417,000.00         0.20      417,000.00         706           79.23
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54         746           73.17%
=======================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 3 Mortgage Loans is expected to be approximately 36.22%.

                                                                              31

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                     MONTHS SINCE ORIGINATION OF THE GROUP 3 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
 MONTHS SINCE                  MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
 ORIGINATION                     LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

1 - 6                             362       $209,717,631.61        99.54%    $579,330.47         746           73.14%
7 - 12                              2            509,653.89         0.24      254,826.95         738           80.00
13 - 18                             1            455,658.35         0.22      455,658.35         656           79.42
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                            365       $210,682,943.85       100.00%    $577,213.54         746           73.17%
=======================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 3 Mortgage Loans is expected to be approximately 2 months.

                                                                              32

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 4 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 69.34% of the Group
4 Mortgage Loans require only the payment of interest until the 85th payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.255% to 12.755%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                   ------------------       ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                          $34,016,856
TOTAL NUMBER OF LOANS                                                            55
AVERAGE LOAN PRINCIPAL BALANCE                                             $618,488         $427,000 to $1,036,000
WA GROSS COUPON                                                              6.045%               4.625% to 6.750%
WA FICO                                                                         744                     635 to 813
WA ORIGINAL TERM                                                         360 months
WA REMAINING TERM                                                        360 months              357 to 360 months
WA OLTV                                                                      70.50%               23.03% to 87.76%
WA DTI                                                                       39.06%               11.50% to 60.50%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                   84 months                81 to 84 months
WA GROSS MARGIN                                                              2.250%
WA RATE CEILING                                                             11.062%              9.255% to 12.755%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA           50.62%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         FL           13.79%
                                                                SC            8.58%
                                                                IL            5.21%
                                                                VA            4.71%
-----------------------------------------------------------------------------------------------------------------

                                                                              33

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 4 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
   OCCUPANCY                     LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Primary Residence                  44       $26,981,658.50        79.32%      $613,219.51         746           69.22%
Second Home                        10         6,547,197.41        19.25        654,719.74         732           75.06
Investor Property                   1           488,000.00         1.43        488,000.00         738           80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
=========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 4 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
     PROPERTY TYPE               LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Single Family Residence            38       $22,058,369.99        64.85%      $580,483.42         748           70.38%
PUD                                11         7,611,234.73        22.37        691,930.43         735           69.79
Condominium                         5         3,739,251.19        10.99        747,850.24         746           71.09
Townhouse                           1           608,000.00         1.79        608,000.00         663           80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
=========================================================================================================================

                                        MORTGAGE LOAN PURPOSE OF THE GROUP 4 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
        PURPOSE                  LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Purchase                           37       $23,644,048.45        69.51%      $639,028.34         749           71.60%
Refinance-Cashout                  13         7,407,807.46        21.78        569,831.34         734           67.86
Refinance-Rate/Term                 5         2,965,000.00         8.72        593,000.00         726           68.29
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
=========================================================================================================================

                                                                              34

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                        GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                                 OF THE GROUP 4 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
    GEOGRAPHIC AREA              LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

California                         28       $17,220,412.10        50.62%      $615,014.72         748           72.98%
District of Columbia                1           588,000.00         1.73        588,000.00         787           80.00
Florida                             8         4,692,413.41        13.79        586,551.68         741           66.05
Hawaii                              1           800,000.00         2.35        800,000.00         765           66.67
Illinois                            3         1,772,200.00         5.21        590,733.33         741           79.86
New York                            1           475,000.00         1.40        475,000.00         755           77.24
North Carolina                      2         1,142,891.00         3.36        571,445.50         721           80.00
Oregon                              1           663,750.00         1.95        663,750.00         707           75.00
Pennsylvania                        1           698,194.40         2.05        698,194.40         781           66.40
South Carolina                      4         2,917,000.00         8.58        729,250.00         718           68.54
Virginia                            3         1,601,995.00         4.71        533,998.33         711           59.28
Washington                          2         1,445,000.00         4.25        722,500.00         776           48.74
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
=========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 4.07% of the Group 4
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              35

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 4 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE        AGGREGATE
  AVERAGE
                                                  STATISTICAL      STATISTICA
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
 CURRENT MORTGAGE LOAN         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
 PRINCIPAL BALANCES ($)          LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00             4       $ 1,725,566.95         5.07%    $  431,391.74         702           73.40%
450,000.01 - 500,000.00            15         7,161,642.00        21.05        477,442.80         742           70.54
500,000.01 - 550,000.00             6         3,048,600.00         8.96        508,100.00         721           77.56
550,000.01 - 600,000.00             5         2,914,904.64         8.57        582,980.93         761           67.26
600,000.01 - 650,000.00             4         2,510,120.00         7.38        627,530.00         748           79.56
650,000.01 - 700,000.00             8         5,426,782.59        15.95        678,347.82         752           72.85
700,000.01 - 750,000.00             4         2,937,299.22         8.63        734,324.81         699           62.92
750,000.01 - 800,000.00             1           800,000.00         2.35        800,000.00         765           66.67
800,000.01 - 850,000.00             2         1,647,240.51         4.84        823,620.26         744           69.51
850,000.01 - 900,000.00             1           863,700.00         2.54        863,700.00         771           80.00
900,000.01 - 950,000.00             1           945,000.00         2.78        945,000.00         803           61.17
950,000.01 - 1,000,000.00           3         3,000,000.00         8.82      1,000,000.00         769           66.54
1,000,000.01 - 1,500,000.00         1         1,036,000.00         3.05      1,036,000.00         747           57.56
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%    $  618,488.29         744           70.50%
=========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 4 Mortgage Loans is expected to be approximately $618,488.

                                                                              36

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                  ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 4 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
   ORIGINAL LOAN-TO-           MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
    VALUE RATIOS (%)             LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                       1       $   597,000.64         1.76%    $  597,000.64         792           23.03%
25.01 - 30.00                       1           500,000.00         1.47        500,000.00         724           25.25
30.01 - 35.00                       2         1,217,000.00         3.58        608,500.00         729           33.40
40.01 - 45.00                       1           675,000.00         1.98        675,000.00         710           41.54
45.01 - 50.00                       1         1,000,000.00         2.94      1,000,000.00         775           45.56
55.01 - 60.00                       2         1,864,000.00         5.48        932,000.00         718           58.26
60.01 - 65.00                       1           945,000.00         2.78        945,000.00         803           61.17
65.01 - 70.00                       9         5,270,060.57        15.49        585,562.29         717           67.91
70.01 - 75.00                       5         3,213,745.00         9.45        642,749.00         752           74.31
75.01 - 80.00                      31        18,305,049.70        53.81        590,485.47         749           79.58
85.01 - 90.00                       1           430,000.00         1.26        430,000.00         729           87.76
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%    $  618,488.29         744           70.50%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately
      70.50%.

                                                                              37

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                 CURRENT MORTGAGE INTEREST RATES OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
   CURRENT MORTGAGE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
  INTEREST RATES (%)             LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

4.501 - 4.750                       2       $ 1,561,894.40         4.59%      $780,947.20         775           73.92%
5.251 - 5.500                       1           499,995.00         1.47        499,995.00         756           74.07
5.501 - 5.750                       7         4,533,800.00        13.33        647,685.71         748           67.10
5.751 - 6.000                      14         8,652,558.95        25.44        618,039.93         736           75.03
6.001 - 6.250                      18        10,592,246.41        31.14        588,458.13         734           68.86
6.251 - 6.500                      10         6,433,241.15        18.91        643,324.12         757           69.86
6.501 - 6.750                       3         1,743,120.00         5.12        581,040.00         751           65.11
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 4 Mortgage Loans is expected to be approximately 6.045%
      per annum.

                                                                              38

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                          GROSS MARGINS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
   GROSS MARGIN (%)              LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 4
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                          RATE CEILINGS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
  RATE CEILINGS (%)              LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                       1       $   698,194.40         2.05%      $698,194.40         781           66.40%
9.501 - 9.750                       1           863,700.00         2.54        863,700.00         771           80.00
10.251 - 10.500                     1           499,995.00         1.47        499,995.00         756           74.07
10.501 - 10.750                     7         4,533,800.00        13.33        647,685.71         748           67.10
10.751 - 11.000                    14         8,652,558.95        25.44        618,039.93         736           75.03
11.001 - 11.250                    18        10,592,246.41        31.14        588,458.13         734           68.86
11.251 - 11.500                     9         5,836,240.51        17.16        648,471.17         753           74.65
11.501 - 11.750                     3         1,743,120.00         5.12        581,040.00         751           65.11
12.751 - 13.000                     1           597,000.64         1.76        597,000.64         792           23.03
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4
      Mortgage Loans is expected to be approximately 11.062% per annum.

                                    FIRST RATE ADJUSTMENT DATE OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
       FIRST RATE              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
    ADJUSTMENT DATE              LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

January 1, 2013                     1       $   597,000.64         1.76%      $597,000.64         792           23.03%
February 1, 2013                    1           698,194.40         2.05        698,194.40         781           66.40
March 1, 2013                      12         6,779,752.87        19.93        564,979.41         743           73.60
April 1, 2013                      41        25,941,908.00        76.26        632,729.46         742           70.89
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 84 months.

                                                                              39

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                         REMAINING TERMS OF THE GROUP 4 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
  REMAINING TERM               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
     (MONTHS)                    LOANS          BALANCE          BALANCE        BALANCE          SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

341 - 360                          55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

                                   CREDIT SCORING OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
  CREDIT SCORES                  LOANS          BALANCE          BALANCE        BALANCE          SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

801 - 850                           5       $ 3,633,560.51        10.68%      $726,712.10         805           74.24%
751 - 800                          19        11,896,137.04        34.97        626,112.48         774           71.23
701 - 750                          21        12,528,867.36        36.83        596,612.73         728           67.44
651 - 700                           9         5,208,291.00        15.31        578,699.00         683           73.92
601 - 650                           1           750,000.00         2.20        750,000.00         635           68.18
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
=========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              40

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                           ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
     ORIGINAL                  NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  DEBT-TO-INCOME               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
    RATIOS (%)                   LOANS          BALANCE          BALANCE        BALANCE          SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                       1       $ 1,000,000.00         2.94%    $1,000,000.00         775           45.56%
15.01 - 20.00                       1           500,000.00         1.47        500,000.00         724           25.25
20.01 - 25.00                       4         2,813,750.00         8.27        703,437.50         735           68.23
25.01 - 30.00                       2         1,063,000.00         3.12        531,500.00         727           78.77
30.01 - 35.00                       7         3,935,824.00        11.57        562,260.57         757           73.60
35.01 - 40.00                      11         6,280,594.86        18.46        570,963.17         738           67.86
40.01 - 45.00                      16        10,572,982.10        31.08        660,811.38         755           73.53
45.01 - 50.00                       6         3,024,304.95         8.89        504,050.83         737           76.35
50.01 - 55.00                       5         3,646,400.00        10.72        729,280.00         741           68.89
55.01 - 60.00                       1           430,000.00         1.26        430,000.00         729           87.76
60.01 - 65.00                       1           750,000.00         2.20        750,000.00         635           68.18
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%    $  618,488.29         744           70.50%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 4 Mortgage Loans is expected to be approximately 39.06%.

                                     MONTHS SINCE ORIGINATION OF THE GROUP 4 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  MONTHS SINCE                 MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
   ORIGINATION                   LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                              53       $32,721,660.87        96.19%      $617,389.83         742           71.45%
13 - 18                             2         1,295,195.04         3.81        647,597.52         786           46.41
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             55       $34,016,855.91       100.00%      $618,488.29         744           70.50%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 4 Mortgage Loans is expected to be approximately 2 months.

                                                                              41

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 5 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Group 5 Mortgage Loans consist of 10/1 One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 92.25% of the Group
5 Mortgage Loans require only the payment of interest until the 121st payment.
The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The
One-Year LIBOR Index is the average of the interbank offered rates for one-year
U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in
The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 12.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY        RANGE (IF APPLICABLE)
                                                                   ------------------        ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                         $465,796,414
TOTAL NUMBER OF LOANS                                                           739
AVERAGE LOAN PRINCIPAL BALANCE                                             $630,306         $38,663 to $2,800,000
WA GROSS COUPON                                                              6.120%              5.000% to 7.500%
WA FICO                                                                         746                    624 to 819
WA ORIGINAL TERM                                                         360 months             300 to 360 months
WA REMAINING TERM                                                        358 months             300 to 360 months
WA OLTV                                                                      69.05%              13.74% to 90.00%
WA DTI                                                                       36.77%               6.62% to 88.70%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                  118 months             112 to 120 months
WA GROSS MARGIN                                                              2.250%
WA RATE CEILING                                                             11.121%            10.000% to 12.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5      CA              60.43%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE      FL               7.69%
                                                             IL               3.42%
                                                             MD               3.18%
                                                             VA               2.51%
------------------------------------------------------------------------------------------------------------------

                                                                              42

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 5 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
  OCCUPANCY                      LOANS          BALANCE          BALANCE        BALANCE          SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Primary Residence                 679       $429,630,322.46        92.24%     $632,739.80         745           69.02%
Second Home                        58         35,168,596.67         7.55       606,355.12         762           69.36
Investor Property                   2            997,494.54         0.21       498,747.27         764           70.72
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%     $630,306.38         746           69.05%
=========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                            PROPERTY TYPES OF THE GROUP 5 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
   PROPERTY TYPE                 LOANS          BALANCE          BALANCE        BALANCE          SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Single Family Residence           450       $290,839,207.95        62.44%     $646,309.35         745           67.97%
PUD                               200        125,024,925.37        26.84       625,124.63         746           69.29
Condominium                        81         45,568,432.00         9.78       562,573.23         752           75.05
Townhouse                           5          2,275,858.39         0.49       455,171.68         778           67.52
2-Family                            2          1,250,696.67         0.27       625,348.34         759           74.69
3-Family                            1            837,293.29         0.18       837,293.29         775           80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%     $630,306.38         746           69.05%
=========================================================================================================================

                                        MORTGAGE LOAN PURPOSE OF THE GROUP 5 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
      PURPOSE                    LOANS          BALANCE          BALANCE        BALANCE          SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Purchase                          371       $232,283,447.40        49.87%     $626,100.94         755           73.39%
Refinance-Rate/Term               175        118,030,626.14        25.34       674,460.72         741           65.30
Refinance-Cashout                 193        115,482,340.13        24.79       598,354.09         733           64.16
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%     $630,306.38         746           69.05%
========================================================================================================================

                                                                              43

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                        GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                                 OF THE GROUP 5 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  GEOGRAPHIC AREA                LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Alabama                             1       $    519,000.00         0.11%    $  519,000.00         756           67.40%
Arizona                            10          6,771,746.84         1.45        677,174.68         745           68.15
California                        445        281,483,747.74        60.43        632,547.75         746           68.97
Colorado                           18         10,486,635.34         2.25        582,590.85         745           69.95
Connecticut                         3          3,080,000.00         0.66      1,026,666.67         757           57.02
Delaware                            1            417,000.00         0.09        417,000.00         745           60.00
District of Columbia                8          4,661,275.77         1.00        582,659.47         757           72.26
Florida                            62         35,818,410.03         7.69        577,716.29         738           70.31
Georgia                             9          4,882,029.61         1.05        542,447.73         741           73.82
Hawaii                              1            744,000.00         0.16        744,000.00         778           80.00
Illinois                           21         15,937,309.11         3.42        758,919.48         757           67.52
Indiana                             1            633,000.00         0.14        633,000.00         715           68.06
Iowa                                1            416,826.26         0.09        416,826.26         773           79.43
Louisiana                           2            976,000.00         0.21        488,000.00         771           80.00
Maryland                           25         14,799,901.15         3.18        591,996.05         741           66.41
Massachusetts                       7          3,916,700.00         0.84        559,528.57         763           63.52
Michigan                            5          3,442,000.00         0.74        688,400.00         736           74.65
Minnesota                           3          2,260,800.00         0.49        753,600.00         745           65.48
Missouri                            5          3,056,150.00         0.66        611,230.00         749           72.59
Montana                             1            800,000.00         0.17        800,000.00         780           69.57
Nevada                             11          6,492,838.80         1.39        590,258.07         729           74.11
New Jersey                          9          6,439,947.71         1.38        715,549.75         739           62.18
New Mexico                          6          3,631,000.00         0.78        605,166.67         729           76.14
New York                            9          5,196,496.67         1.12        577,388.52         736           65.40
North Carolina                     10          5,655,019.24         1.21        565,501.92         743           71.91
Ohio                                3          2,373,800.00         0.51        791,266.67         701           70.14
Pennsylvania                        3          3,500,000.00         0.75      1,166,666.67         777           68.67
Rhode Island                        1            950,000.00         0.20        950,000.00         740           76.00
South Carolina                     15          9,725,499.72         2.09        648,366.65         747           68.50
Tennessee                           2          1,097,330.00         0.24        548,665.00         763           52.56
Texas                              11          7,055,963.00         1.51        641,451.18         763           63.61
Utah                                4          2,737,456.70         0.59        684,364.18         744           63.86
Virginia                           19         11,673,018.33         2.51        614,369.39         754           73.06
Washington                          6          3,740,511.65         0.80        623,418.61         762           76.38
Wyoming                             1            425,000.00         0.09        425,000.00         775           70.83
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%    $  630,306.38         746           69.05%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 0.84% of the Group 5
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              44

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 5 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
  CURRENT MORTGAGE LOAN        MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
  PRINCIPAL BALANCES ($)         LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                    1       $     38,663.00         0.01%    $   38,663.00         788           16.33%
100,000.01 - 150,000.00             2            277,462.03         0.06        138,731.02         808           80.00
200,000.01 - 250,000.00             3            696,250.00         0.15        232,083.33         762           65.38
250,000.01 - 300,000.00             1            252,000.00         0.05        252,000.00         779           80.00
300,000.01 - 350,000.00             2            635,992.55         0.14        317,996.28         748           75.13
350,000.01 - 400,000.00             1            385,000.00         0.08        385,000.00         751           59.69
400,000.01 - 450,000.00            73         31,672,997.12         6.80        433,876.67         742           69.76
450,000.01 - 500,000.00           154         74,235,708.02        15.94        482,050.05         743           70.34
500,000.01 - 550,000.00           114         60,391,952.48        12.97        529,753.97         748           71.07
550,000.01 - 600,000.00           103         59,840,598.98        12.85        580,976.69         748           71.20
600,000.01 - 650,000.00            69         43,514,016.31         9.34        630,637.92         736           71.05
650,000.01 - 700,000.00            34         23,126,859.20         4.97        680,201.74         747           68.32
700,000.01 - 750,000.00            34         24,806,261.08         5.33        729,595.91         745           71.58
750,000.01 - 800,000.00            25         19,462,735.97         4.18        778,509.44         759           70.79
800,000.01 - 850,000.00            16         13,305,143.74         2.86        831,571.48         744           64.40
850,000.01 - 900,000.00            24         21,178,025.01         4.55        882,417.71         751           68.54
900,000.01 - 950,000.00            16         14,858,216.59         3.19        928,638.54         739           68.10
950,000.01 - 1,000,000.00          43         42,577,460.45         9.14        990,173.50         742           66.83
1,000,000.01 - 1,500,000.00        20         25,316,071.14         5.44      1,265,803.56         754           62.86
1,500,000.01 - 2,000,000.00         1          1,700,000.00         0.36      1,700,000.00         777           53.13
2,000,000.01 - 2,500,000.00         2          4,725,000.00         1.01      2,362,500.00         758           46.30
2,500,000.01 - 3,000,000.00         1          2,800,000.00         0.60      2,800,000.00         803           46.67
--------------------------------------------------------------------------------------------------------------------------
          TOTAL:                  739       $465,796,413.67       100.00%    $  630,306.38         746           69.05%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 5 Mortgage Loans is expected to be approximately $630,306.

                                                                              45

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 5 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
     ORIGINAL LOAN-TO-         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
     VALUE RATIOS (%)            LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                       1       $    625,000.00         0.13%     $625,000.00         692           13.74%
15.01 - 20.00                       2            538,663.00         0.12       269,331.50         788           19.74
20.01 - 25.00                       1            539,000.00         0.12       539,000.00         808           24.50
25.01 - 30.00                       4          2,968,000.00         0.64       742,000.00         731           26.79
30.01 - 35.00                       6          4,091,324.56         0.88       681,887.43         727           32.63
35.01 - 40.00                      11          9,385,100.00         2.01       853,190.91         754           37.72
40.01 - 45.00                      17         11,049,411.12         2.37       649,965.36         742           42.72
45.01 - 50.00                      39         27,011,980.76         5.80       692,614.89         762           47.53
50.01 - 55.00                      26         18,270,068.80         3.92       702,694.95         750           52.92
55.01 - 60.00                      38         24,535,568.48         5.27       645,672.85         744           57.62
60.01 - 65.00                      62         39,424,130.08         8.46       635,873.07         746           63.08
65.01 - 70.00                     100         65,177,778.63        13.99       651,777.79         735           68.37
70.01 - 75.00                      84         59,256,616.42        12.72       705,435.91         745           73.73
75.01 - 80.00                     347        202,383,965.59        43.45       583,239.09         748           79.39
85.01 - 90.00                       1            539,806.23         0.12       539,806.23         762           90.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%     $630,306.38         746           69.05%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 5 Mortgage Loans is expected to be approximately
      69.05%.

                                                                              46

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                            CURRENT MORTGAGE INTEREST RATES OF THE GROUP 5 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
     CURRENT MORTGAGE          MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
    INTEREST RATES (%)           LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                       1       $    460,147.71         0.10%     $460,147.71         777           53.57%
5.001 - 5.250                       7          5,226,204.06         1.12       746,600.58         754           60.54
5.251 - 5.500                      20         12,621,710.44         2.71       631,085.52         750           71.14
5.501 - 5.750                      73         46,469,003.23         9.98       636,561.69         756           70.22
5.751 - 6.000                     218        135,345,742.24        29.06       620,852.03         748           67.90
6.001 - 6.250                     245        153,612,604.59        32.98       626,990.22         745           69.26
6.251 - 6.500                     127         80,237,486.84        17.23       631,791.23         743           70.53
6.501 - 6.750                      35         22,526,921.24         4.84       643,626.32         730           65.98
6.751 - 7.000                       7          4,958,000.00         1.06       708,285.71         734           77.20
7.001 - 7.250                       4          2,789,593.32         0.60       697,398.33         749           79.39
7.251 - 7.500                       2          1,549,000.00         0.33       774,500.00         764           53.88
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%     $630,306.38         746           69.05%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 5 Mortgage Loans is expected to be approximately 6.120%
      per annum.

                                                                              47

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                      GROSS MARGINS OF THE GROUP 5 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
     GROSS MARGIN (%)            LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                     739       $465,796,413.67       100.00%    $630,306.38         746           69.05%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%    $630,306.38         746           69.05%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 5
      Mortgage Loans is expected to be approximately 2.250% per annum.

                                     RATE CEILINGS OF THE GROUP 5 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
     RATE CEILINGS (%)           LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

9.751 - 10.000                      1       $    460,147.71         0.10%    $460,147.71         777           53.57%
10.001 - 10.250                     7          5,226,204.06         1.12      746,600.58         754           60.54
10.251 - 10.500                    20         12,621,710.44         2.71      631,085.52         750           71.14
10.501 - 10.750                    72         45,956,003.23         9.87      638,277.82         756           70.17
10.751 - 11.000                   218        135,345,742.24        29.06      620,852.03         748           67.90
11.001 - 11.250                   245        153,612,604.59        32.98      626,990.22         745           69.26
11.251 - 11.500                   127         80,237,486.84        17.23      631,791.23         743           70.53
11.501 - 11.750                    36         23,039,921.24         4.95      639,997.81         731           66.18
11.751 - 12.000                     7          4,958,000.00         1.06      708,285.71         734           77.20
12.001 - 12.250                     4          2,789,593.32         0.60      697,398.33         749           79.39
12.251 - 12.500                     2          1,549,000.00         0.33      774,500.00         764           53.88
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%    $630,306.38         746           69.05%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 5
      Mortgage Loans is expected to be approximately 11.121% per annum.

                               FIRST RATE ADJUSTMENT DATE OF THE GROUP 5 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
        FIRST RATE             MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
      ADJUSTMENT DATE            LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

August 1, 2015                      2       $  1,980,000.00         0.43%    $990,000.00         768           47.34%
September 1, 2015                   1            640,000.00         0.14      640,000.00         803           80.00
October 1, 2015                     2          1,523,778.41         0.33      761,889.21         763           77.22
November 1, 2015                    8          3,144,286.58         0.68      393,035.82         769           68.31
December 1, 2015                   79         45,619,415.60         9.79      577,460.96         746           68.19
January 1, 2016                   241        144,587,924.61        31.04      599,949.89         746           68.59

                                                                              48

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

February 1, 2016                  149         98,641,532.67        21.18      662,023.71         744           69.06
March 1, 2016                     121         82,496,941.80        17.71      681,792.91         747           69.03
April 1, 2016                     136         87,162,534.00        18.71      640,900.99         746           70.60
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%    $630,306.38         746           69.05%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 5 Mortgage Loans is expected to be approximately 118 months.

                                    REMAINING TERMS OF THE GROUP 5 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
      REMAINING TERM           MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
         (MONTHS)                LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

281 - 300                           1       $    650,000.00         0.14%    $650,000.00         800           50.00%
341 - 360                         738        465,146,413.67        99.86      630,279.69         746           69.08
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%    $630,306.38         746           69.05%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 5 Mortgage Loans is expected to be approximately 358 months.

                              CREDIT SCORING OF MORTGAGORS OF THE GROUP 5 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
       CREDIT SCORES             LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

801 - 850                          36       $ 23,461,965.03         5.04%    $651,721.25         805           60.90%
751 - 800                         354        225,404,409.57        48.39      636,735.62         774           69.12
701 - 750                         229        144,545,831.57        31.03      631,204.50         728           71.64
651 - 700                         103         63,259,411.71        13.58      614,169.05         679           67.10
601 - 650                          16          8,651,441.73         1.86      540,715.11         643           59.87
Not Scored                          1            473,354.06         0.10      473,354.06           0           80.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%    $630,306.38         746           69.05%
========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              49

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                      ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
     ORIGINAL DEBT-TO-         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
     INCOME RATIOS (%)           LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                        6       $  3,702,779.01         0.79%    $617,129.84         753           73.22%
10.01 - 15.00                       7          4,435,200.00         0.95      633,600.00         757           71.80
15.01 - 20.00                      24         16,900,748.82         3.63      704,197.87         759           66.11
20.01 - 25.00                      52         33,283,520.55         7.15      640,067.70         747           69.02
25.01 - 30.00                      81         48,668,277.05        10.45      600,842.93         758           67.58
30.01 - 35.00                     118         71,933,079.62        15.44      609,602.37         754           69.54
35.01 - 40.00                     163         93,952,755.25        20.17      576,397.27         743           70.64
40.01 - 45.00                     175        116,687,064.09        25.05      666,783.22         742           67.85
45.01 - 50.00                      76         51,077,634.16        10.97      672,074.13         739           70.45
50.01 - 55.00                      29         19,570,728.54         4.20      674,852.71         732           69.10
55.01 - 60.00                       6          3,698,544.21         0.79      616,424.04         729           62.70
60.01 - 65.00                       1            890,000.00         0.19      890,000.00         654           69.94
85.01 - 90.00                       1            996,082.37         0.21      996,082.37         774           71.43
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%    $630,306.38         746           69.05%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 5 Mortgage Loans is expected to be approximately 36.77%.

                                MONTHS SINCE ORIGINATION OF THE GROUP 5 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
       MONTHS SINCE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
        ORIGINATION              LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

1 - 6                             734       $461,652,635.26        99.11%    $628,954.54         746           69.10%
7 - 12                              5          4,143,778.41         0.89      828,755.68         772           63.37
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            739       $465,796,413.67       100.00%    $630,306.38         746           69.05%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 5 Mortgage Loans is expected to be approximately 3 months.

                                                                              50

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 6A COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Group 6A Mortgage Loans consist of One-Year and Six-Month LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately
86.94% of the Group 6A Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. The mortgage interest rates will be indexed to One-Year and Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin").
The One-Year and Six-Month LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year and Six-Month
LIBOR Index is the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.250% to 14.375%.
The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

3.09% of the Group 6A Mortgage Loans are subject to Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                   ------------------       ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                          $128,791,721
TOTAL NUMBER OF LOANS                                                            461
AVERAGE LOAN PRINCIPAL BALANCE                                              $279,375          $37,344 to $750,000
WA GROSS COUPON                                                               6.417%             5.250% to 8.375%
WA FICO                                                                          713                   620 to 813
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         357 months            350 to 359 months
WA OLTV                                                                       70.49%             17.44% to 95.00%
WA DTI                                                                        37.09%              8.61% to 62.09%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                   117 months            110 to 119 months
WA GROSS MARGIN                                                               2.672%             2.250% to 3.810%
WA RATE CEILING                                                              11.842%           10.250% to 14.375%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES                CA            53.48%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL          VA             6.43%
BALANCE                                                         NY             5.84%
                                                                FL             5.52%
                                                                MD             4.62%
--------------------------------------------------------------------------------------------------------------------------

                                                                              51

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                           OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 6A MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED      WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT    AVERAGE
     OCCUPANCY                   LOANS          BALANCE          BALANCE        BALANCE         SCORE      ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Primary Residence                 351       $100,552,197.38        78.07%    $286,473.50         710           72.20%
Investor Property                  94         24,008,855.03        18.64      255,413.35         727           62.70
Second Home                        16          4,230,668.45         3.28      264,416.78         710           73.94
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713           70.49%
========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                      PROPERTY TYPES OF THE GROUP 6A MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED      WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT    AVERAGE
       PROPERTY TYPE             LOANS          BALANCE          BALANCE        BALANCE         SCORE      ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Single Family Residence           248       $ 66,839,377.31        51.90%    $269,513.62         710           69.91%
PUD                                90         23,850,690.32        18.52      265,007.67         711           73.82
Condominium                        73         18,366,340.37        14.26      251,593.70         725           73.12
2-Family                           24          8,481,234.54         6.59      353,384.77         714           66.47
3-Family                           10          4,721,147.62         3.67      472,114.76         710           66.02
4-Family                            9          4,662,472.53         3.62      518,052.50         742           64.09
Townhouse                           7          1,870,458.17         1.45      267,208.31         683           68.13
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713           70.49%
========================================================================================================================

                                   MORTGAGE LOAN PURPOSE OF THE GROUP 6A MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED      WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT    AVERAGE
          PURPOSE                LOANS          BALANCE          BALANCE        BALANCE         SCORE      ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Purchase                          216       $ 60,075,766.41        46.65%    $278,128.55         721           76.41%
Refinance-Cashout                 197         55,861,041.49        43.37      283,558.59         707           64.50
Refinance-Rate/Term                48         12,854,912.96         9.98      267,810.69         704           68.82
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713           70.49%
========================================================================================================================

                                                                              52

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                   GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                            OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
      GEOGRAPHIC AREA            LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Arizona                            22       $  4,289,912.62         3.33%    $194,996.03         716             72.66%
California                        214         68,883,911.67        53.48      321,887.44         720             66.50
Colorado                           15          2,841,971.75         2.21      189,464.78         712             79.70
Connecticut                         4          1,306,730.14         1.01      326,682.54         715             72.56
Delaware                            2            683,464.99         0.53      341,732.50         774             79.54
District of Columbia                1            417,000.00         0.32      417,000.00         652             63.86
Florida                            38          7,107,112.94         5.52      187,029.29         714             72.49
Georgia                             3            492,269.76         0.38      164,089.92         712             82.96
Hawaii                              6          2,031,162.37         1.58      338,527.06         729             71.27
Illinois                            9          2,243,003.69         1.74      249,222.63         708             72.26
Maryland                           22          5,944,175.89         4.62      270,189.81         673             78.29
Massachusetts                       4          1,102,173.09         0.86      275,543.27         682             79.55
Michigan                            4            818,124.70         0.64      204,531.18         687             75.37
Minnesota                           2            452,501.25         0.35      226,250.63         676             78.15
Missouri                            4          1,107,641.02         0.86      276,910.26         725             80.68
Nevada                             10          2,418,928.03         1.88      241,892.80         723             75.90
New Hampshire                       1             99,395.18         0.08       99,395.18         785             80.00
New Jersey                         12          3,406,091.76         2.64      283,840.98         694             75.47
New York                           21          7,515,561.54         5.84      357,883.88         698             76.13
North Carolina                      2            484,123.28         0.38      242,061.64         726             79.64
Ohio                                3            216,388.80         0.17       72,129.60         781             68.45
Oregon                              5          1,407,615.97         1.09      281,523.19         743             74.34
Pennsylvania                        4            695,711.65         0.54      173,927.91         662             75.84
Rhode Island                        1            360,000.00         0.28      360,000.00         743             58.54
South Carolina                      2            380,000.00         0.30      190,000.00         756             80.00
Tennessee                           1            191,974.00         0.15      191,974.00         712             80.00
Texas                               6          1,089,025.92         0.85      181,504.32         723             71.71
Utah                                5            762,962.87         0.59      152,592.57         738             73.54
Virginia                           29          8,279,132.17         6.43      285,487.32         704             74.89
Washington                          8          1,614,857.85         1.25      201,857.23         688             72.11
Wisconsin                           1            148,795.96         0.12      148,795.96         751             80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 0.93% of the Group 6A
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              53

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                       CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
  PRINCIPAL BALANCES ($)         LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                    3       $    124,555.71         0.10%    $ 41,518.57         750             63.77%
50,000.01 - 100,000.00             14          1,260,229.80         0.98       90,016.41         739             59.40
100,000.01 - 150,000.00            52          6,943,494.60         5.39      133,528.74         711             69.72
150,000.01 - 200,000.00            68         11,904,518.42         9.24      175,066.45         713             66.96
200,000.01 - 250,000.00            51         11,695,591.88         9.08      229,325.33         698             70.99
250,000.01 - 300,000.00            68         18,740,587.30        14.55      275,596.87         710             71.64
300,000.01 - 350,000.00            74         24,218,892.13        18.80      327,282.33         708             70.69
350,000.01 - 400,000.00            83         31,426,239.95        24.40      378,629.40         720             72.38
400,000.01 - 450,000.00            31         12,888,660.55        10.01      415,763.24         715             68.80
450,000.01 - 500,000.00             3          1,432,499.38         1.11      477,499.79         776             52.45
500,000.01 - 550,000.00             7          3,669,842.71         2.85      524,263.24         689             76.03
550,000.01 - 600,000.00             3          1,745,608.43         1.36      581,869.48         756             66.85
600,000.01 - 650,000.00             2          1,265,000.00         0.98      632,500.00         778             76.57
700,000.01 - 750,000.00             2          1,476,000.00         1.15      738,000.00         708             67.87
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 6A Mortgage Loans is expected to be approximately $279,375.

                                                                              54

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
     ORIGINAL LOAN-TO-         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
     VALUE RATIOS (%)            LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                       3       $    368,909.73         0.29%    $122,969.91         753             18.33%
25.01 - 30.00                       3            654,634.79         0.51      218,211.60         694             26.71
30.01 - 35.00                       5          1,316,168.14         1.02      263,233.63         747             32.54
35.01 - 40.00                       2            261,691.78         0.20      130,845.89         745             38.04
40.01 - 45.00                      19          4,270,319.80         3.32      224,753.67         739             42.80
45.01 - 50.00                      22          6,619,440.75         5.14      300,883.67         739             47.97
50.01 - 55.00                      20          4,844,949.32         3.76      242,247.47         722             52.36
55.01 - 60.00                      29          9,317,881.47         7.23      321,306.26         727             57.23
60.01 - 65.00                      57         15,254,021.13        11.84      267,614.41         711             63.59
65.01 - 70.00                      26          7,703,137.80         5.98      296,274.53         701             69.13
70.01 - 75.00                      31         10,338,588.27         8.03      333,502.85         705             74.02
75.01 - 80.00                     227         63,886,721.59        49.60      281,439.30         710             79.73
80.01 - 85.00                       1            309,667.00         0.24      309,667.00         641             81.92
85.01 - 90.00                      13          3,319,648.47         2.58      255,357.57         695             89.14
90.01 - 95.00                       3            325,940.82         0.25      108,646.94         723             95.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 6A Mortgage Loans is expected to be approximately
      70.49%.

                                                                              55

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                            CURRENT MORTGAGE INTEREST RATES OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
     CURRENT MORTGAGE          MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
    INTEREST RATES (%)           LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.001 - 5.250                       2       $    668,117.15         0.52%    $334,058.58         803             64.30%
5.251 - 5.500                       3            600,400.00         0.47      200,133.33         772             58.51
5.501 - 5.750                      12          3,859,662.70         3.00      321,638.56         754             66.91
5.751 - 6.000                      53         15,093,744.91        11.72      284,787.64         729             64.94
6.001 - 6.250                     131         38,409,856.81        29.82      293,205.01         718             64.52
6.251 - 6.500                     108         30,320,013.60        23.54      280,740.87         702             72.89
6.501 - 6.750                      73         18,786,790.97        14.59      257,353.30         706             75.51
6.751 - 7.000                      48         12,778,521.79         9.92      266,219.20         704             78.32
7.001 - 7.250                      17          4,572,346.97         3.55      268,961.59         706             78.65
7.251 - 7.500                       9          2,796,181.88         2.17      310,686.88         716             79.32
7.501 - 7.750                       3            470,184.08         0.37      156,728.03         652             80.00
7.751 - 8.000                       1            358,000.00         0.28      358,000.00         656             76.99
8.251 - 8.500                       1             77,900.00         0.06       77,900.00         744             95.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 6A Mortgage Loans is expected to be approximately 6.417%
      per annum.

                                                                              56

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                     GROSS MARGINS OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
   GROSS MARGIN (%)              LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      85       $ 24,504,012.03        19.03%    $288,282.49         729             75.48%
2.501 - 2.750                     365        101,666,564.47        78.94      278,538.53         710             68.78
3.251 - 3.500                       3            627,869.76         0.49      209,289.92         707             88.84
3.501 - 3.750                       6          1,467,874.60         1.14      244,645.77         710             90.41
3.751 - 4.000                       2            525,400.00         0.41      262,700.00         704             90.33
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 6A
      Mortgage Loans is expected to be approximately 2.672% per annum.

                                     RATE CEILINGS OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
     RATE CEILINGS (%)           LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

10.001 - 10.250                     2       $    668,117.15         0.52%    $334,058.58         803             64.30%
10.251 - 10.500                     2            455,400.00         0.35      227,700.00         762             63.56
10.501 - 10.750                    12          3,859,662.70         3.00      321,638.56         754             66.91
10.751 - 11.000                    38          9,928,188.38         7.71      261,268.12         723             64.56
11.001 - 11.250                    94         27,619,753.55        21.45      293,827.17         721             63.81
11.251 - 11.500                    61         16,993,037.41        13.19      278,574.38         700             74.51
11.501 - 11.750                    40         10,087,521.86         7.83      252,188.05         711             76.32
11.751 - 12.000                    21          6,864,980.57         5.33      326,903.84         739             69.23
12.001 - 12.250                    41         12,185,085.12         9.46      297,197.20         706             67.85
12.251 - 12.500                    51         14,435,017.25        11.21      283,039.55         706             71.16
12.501 - 12.750                    34          8,843,065.19         6.87      260,090.15         700             74.65
12.751 - 13.000                    43         11,437,097.75         8.88      265,979.02         698             78.03
13.001 - 13.250                    13          3,177,365.11         2.47      244,412.70         727             78.22
13.251 - 13.500                     6          1,833,140.82         1.42      305,523.47         716             78.96
13.501 - 13.750                     2            326,388.00         0.25      163,194.00         665             80.00
14.251 - 14.500                     1             77,900.00         0.06       77,900.00         744             95.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 6A
      Mortgage Loans is expected to be approximately 11.842% per annum.

                                                                              57

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                              FIRST RATE ADJUSTMENT DATE OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
        FIRST RATE             MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
      ADJUSTMENT DATE            LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

June 1, 2015                        1       $    120,452.51         0.09%    $120,452.51         729             90.00%
July 1, 2015                        7          2,199,662.67         1.71      314,237.52         716             86.34
August 1, 2015                      2            306,400.00         0.24      153,200.00         721             89.80
September 1, 2015                   3            596,969.76         0.46      198,989.92         673             90.57
October 1, 2015                    18          6,235,530.73         4.84      346,418.37         741             74.83
November 1, 2015                   23          6,585,475.31         5.11      286,325.01         723             77.94
December 1, 2015                   14          4,017,929.28         3.12      286,994.95         716             69.81
January 1, 2016                   208         55,395,266.05        43.01      266,323.39         716             70.21
February 1, 2016                  177         51,054,921.79        39.64      288,445.89         708             68.32
March 1, 2016                       8          2,279,112.76         1.77      284,889.10         676             69.36
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 6A Mortgage Loans is expected to be approximately 117 months.

                                    REMAINING TERMS OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
      REMAINING TERM           MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
         (MONTHS)                LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

341 - 360                         461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 6A Mortgage Loans is expected to be approximately
      357 months.

                                                                              58

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                             CREDIT SCORING OF MORTGAGORS OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
       CREDIT SCORES             LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

801 - 850                          14       $  3,837,602.31         2.98%    $274,114.45         805             63.41%
751 - 800                         109         30,871,645.07        23.97      283,226.10         773             66.56
701 - 750                         137         38,169,084.46        29.64      278,606.46         725             71.28
651 - 700                         145         41,430,980.41        32.17      285,730.90         677             72.60
601 - 650                          56         14,482,408.61        11.24      258,614.44         636             72.57
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
==========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              59

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                      ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
     ORIGINAL DEBT-TO-         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
     INCOME RATIOS (%)           LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                        1       $    200,000.00         0.16%    $200,000.00         783             56.50%
10.01 - 15.00                       2            372,990.00         0.29      186,495.00         752             79.54
15.01 - 20.00                      10          3,440,454.02         2.67      344,045.40         715             71.07
20.01 - 25.00                       9          2,767,157.86         2.15      307,461.98         729             66.83
25.01 - 30.00                      26          6,803,895.24         5.28      261,688.28         713             72.62
30.01 - 35.00                      62         17,547,562.50        13.62      283,025.20         717             72.37
35.01 - 40.00                      85         24,518,563.64        19.04      288,453.69         716             75.38
40.01 - 45.00                     104         29,854,332.39        23.18      287,060.89         706             75.80
45.01 - 50.00                      21          5,988,481.05         4.65      285,165.76         711             76.91
50.01 - 55.00                       3            592,709.06         0.46      197,569.69         695             79.08
60.01 - 65.00                       1            153,802.14         0.12      153,802.14         700             80.00
Not Scored                        137         36,551,772.96        28.38      266,801.26         714             60.54
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 6A Mortgage Loans is expected to be approximately 37.09%.

                               MONTHS SINCE ORIGINATION OF THE GROUP 6A MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
       MONTHS SINCE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
        ORIGINATION              LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                             420       $116,109,639.02        90.15%    $276,451.52         712             69.89%
7 - 12                             35         10,597,414.84         8.23      302,783.28         734             78.29
13 - 18                             5          1,684,667.00         1.31      336,933.40         696             62.65
19 - 24                             1            400,000.00         0.31      400,000.00         665             70.80
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            461       $128,791,720.86       100.00%    $279,374.67         713             70.49%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 6A Mortgage Loans is expected to be approximately 4 months.

                                                                              60

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROUP 6B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Group 6B Mortgage Loans consist of One-Year, or Six-Month LIBOR and One-Year
CMT based ARMs secured by first lien, one-to-four family residential properties.
The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 91.16% of the Group 6B Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. The mortgage interest rates will be indexed to One-Year, or
Six-Month LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year and Six-Month LIBOR
index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR Index is the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal.
The One-Year CMT will be the weekly average yield on United States Treasury
Securities adjusted to a constant maturity of one year, as made available by the
Federal Reserve Board, published in Federal Reserve Statistical Release H.15
(519) and most recently available as of the date 45 days before the applicable
Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 13.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's respective Gross Margin.

2.92% of the Group 6B Mortgage Loans are subject to Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                   ------------------      ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                           $320,640,624
TOTAL NUMBER OF LOANS                                                             492
AVERAGE LOAN PRINCIPAL BALANCE                                               $651,709      $417,620 to $3,000,000
WA GROSS COUPON                                                                6.345%            5.000% to 7.875%
WA FICO                                                                           715                  623 to 817
WA ORIGINAL TERM                                                           360 months
WA REMAINING TERM                                                          357 months           351 to 359 months
WA OLTV                                                                        70.24%            28.92% to 95.00%
WA DTI                                                                         37.37%             3.92% to 60.72%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    117 months           110 to 119 months
WA GROSS MARGIN                                                                2.676%            2.250% to 3.810%
WA RATE CEILING                                                               11.694%          10.000% to 13.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA             74.23%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         NY              5.08%
                                                                FL              3.42%
                                                                CO              2.49%
                                                                VA              2.46%
-----------------------------------------------------------------------------------------------------------------

                                                                              61

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                            OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF       WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL   AVERAGE CREDIT      AVERAGE
       OCCUPANCY                LOANS           BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Primary Residence                 440       $286,775,391.15        89.44%    $651,762.25         713           70.47%
Investor Property                  36         23,955,279.28         7.47      665,424.42         743           66.88
Second Home                        16          9,909,953.49         3.09      619,372.09         727           71.88
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $651,708.59         715           70.24%
========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                       PROPERTY TYPES OF THE GROUP 6B MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF       WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL   AVERAGE CREDIT      AVERAGE
     PROPERTY TYPE              LOANS           BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Single Family Residence           321       $209,123,292.91        65.22%    $651,474.43         712           69.42%
PUD                               109         69,468,795.59        21.67      637,328.40         717           73.29
Condominium                        41         26,287,021.19         8.20      641,146.86         731           70.53
2-Family                           15         11,105,464.75         3.46      740,364.32         716           67.70
4-Family                            3          2,704,049.48         0.84      901,349.83         760           68.42
Townhouse                           2          1,190,000.00         0.37      595,000.00         692           68.58
3-Family                            1            762,000.00         0.24      762,000.00         754           54.43
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $651,708.59         715           70.24%
========================================================================================================================

                                    MORTGAGE LOAN PURPOSE OF THE GROUP 6B MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF       WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL   AVERAGE CREDIT      AVERAGE
        PURPOSE                 LOANS           BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Refinance-Cashout                 233       $153,737,645.13        47.95%    $659,818.22         712           67.06%
Purchase                          200        122,736,799.35        38.28      613,684.00         720           76.47
Refinance-Rate/Term                59         44,166,179.44        13.77      748,579.31         716           64.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $651,708.59         715           70.24%
========================================================================================================================

                                                                              62

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                    GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                             OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
    GEOGRAPHIC AREA              LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

Arizona                             9       $  6,368,567.88         1.99%    $  707,618.65         728           74.36%
California                        365        238,003,208.51        74.23        652,063.58         718           69.45
Colorado                           12          7,986,678.16         2.49        665,556.51         721           72.19
Connecticut                         1            584,000.00         0.18        584,000.00         637           80.00
Florida                            18         10,977,080.76         3.42        609,837.82         716           71.37
Georgia                             4          2,210,015.00         0.69        552,503.75         703           74.66
Hawaii                              3          2,342,911.95         0.73        780,970.65         687           58.38
Idaho                               1            490,000.00         0.15        490,000.00         777           67.59
Illinois                            3          4,269,500.00         1.33      1,423,166.67         750           62.91
Maryland                            9          4,563,807.13         1.42        507,089.68         670           77.04
Massachusetts                       2            977,854.39         0.30        488,927.20         729           84.85
Michigan                            1            959,951.93         0.30        959,951.93         708           80.00
Nevada                             13          7,598,486.69         2.37        584,498.98         723           72.15
New Hampshire                       1            740,000.00         0.23        740,000.00         787           80.00
New Jersey                          4          2,114,750.00         0.66        528,687.50         654           77.54
New York                           22         16,272,727.24         5.08        739,669.42         689           69.76
Oregon                              1            448,713.40         0.14        448,713.40         640           78.26
Texas                               3          2,456,597.44         0.77        818,865.81         711           73.47
Virginia                           15          7,895,193.97         2.46        526,346.26         711           77.47
Washington                          5          3,380,579.47         1.05        676,115.89         708           78.18
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.39% of the Group 6B
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              63

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
 CURRENT MORTGAGE LOAN         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
 PRINCIPAL BALANCES ($)          LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00            53       $ 23,088,939.54         7.20%    $  435,640.37         716           77.93%
450,000.01 - 500,000.00            87         41,355,434.65        12.90        475,349.82         711           74.16
500,000.01 - 550,000.00            69         36,352,340.93        11.34        526,845.52         708           72.31
550,000.01 - 600,000.00            70         40,565,948.00        12.65        579,513.54         706           75.02
600,000.01 - 650,000.00            61         38,576,943.62        12.03        632,408.91         705           71.27
650,000.01 - 700,000.00            22         15,029,762.22         4.69        683,171.01         723           68.40
700,000.01 - 750,000.00            31         22,763,352.93         7.10        734,301.71         714           64.73
750,000.01 - 800,000.00            14         10,959,063.14         3.42        782,790.22         730           69.47
800,000.01 - 850,000.00            19         15,814,628.36         4.93        832,348.86         732           67.41
850,000.01 - 900,000.00            11          9,673,670.78         3.02        879,424.62         724           69.82
900,000.01 - 950,000.00            11         10,162,881.64         3.17        923,898.33         707           68.12
950,000.01 - 1,000,000.00          27         26,628,114.13         8.30        986,226.45         723           64.84
1,000,000.01 - 1,500,000.00        10         13,547,543.98         4.23      1,354,754.40         728           67.87
1,500,000.01 - 2,000,000.00         4          7,122,000.00         2.22      1,780,500.00         742           53.04
2,500,000.01 - 3,000,000.00         3          9,000,000.00         2.81      3,000,000.00         734           57.18
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92      100.00%     $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 6B Mortgage Loans is expected to be approximately $651,709.

                                                                              64

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 6B MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
   ORIGINAL LOAN-TO-          MORTGAGE         PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
    VALUE RATIOS (%)            LOANS           BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

25.01 - 30.00                       1       $    534,999.46         0.17%    $534,999.46         789            28.92%
30.01 - 35.00                       4          3,709,000.00         1.16      927,250.00         732            33.67
35.01 - 40.00                       6          3,876,983.69         1.21      646,163.95         736            36.91
40.01 - 45.00                       7          5,511,700.00         1.72      787,385.71         719            43.21
45.01 - 50.00                      10          9,899,907.16         3.09      989,990.72         735            49.34
50.01 - 55.00                      16         11,358,109.89         3.54      709,881.87         726            52.57
55.01 - 60.00                      39         31,573,635.78         9.85      809,580.40         719            58.27
60.01 - 65.00                      53         39,345,952.18        12.27      742,376.46         719            63.34
65.01 - 70.00                      43         30,754,732.39         9.59      715,226.33         712            68.69
70.01 - 75.00                      67         46,130,396.10        14.39      688,513.37         716            74.27
75.01 - 80.00                     236        133,258,049.91        41.56      564,652.75         710            79.68
85.01 - 90.00                       7          3,281,807.36         1.02      468,829.62         725            89.84
90.01 - 95.00                       3          1,405,350.00         0.44      468,450.00         729            94.20
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $651,708.59         715            70.24%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 6B Mortgage Loans is expected to be approximately
      70.24%.

                                                                              65

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                             CURRENT MORTGAGE INTEREST RATES OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE      AVERAGE
                                              STATISTICAL      STATISTICAL   STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
    CURRENT MORTGAGE           MORTGAGE        PRINCIPAL        PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
   INTEREST RATES (%)            LOANS          BALANCE          BALANCE       BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                       1       $    560,669.84         0.17%    $560,669.84         791           79.94%
5.001 - 5.250                       2          1,572,000.00         0.49      786,000.00         705           58.46
5.251 - 5.500                       2          1,024,724.17         0.32      512,362.09         724           80.00
5.501 - 5.750                      15          9,998,778.90         3.12      666,585.26         734           70.74
5.751 - 6.000                      62         41,569,027.02        12.96      670,468.18         732           66.06
6.001 - 6.250                     161        110,432,504.71        34.44      685,916.18         720           68.12
6.251 - 6.500                     128         80,568,205.72        25.13      629,439.11         711           71.93
6.501 - 6.750                      68         41,404,393.97        12.91      608,888.15         701           72.89
6.751 - 7.000                      33         22,422,265.92         6.99      679,462.60         704           72.95
7.001 - 7.250                       9          5,181,147.67         1.62      575,683.07         708           77.32
7.251 - 7.500                       9          4,970,120.00         1.55      552,235.56         688           79.81
7.501 - 7.750                       1            463,600.00         0.14      463,600.00         690           95.00
7.751 - 8.000                       1            473,186.00         0.15      473,186.00         631           80.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $651,708.59         715           70.24%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 6B Mortgage Loans is expected to be approximately 6.345%
      per annum.

                                                                              66

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                      GROSS MARGINS OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED      WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT    AVERAGE
    GROSS MARGIN (%)             LOANS          BALANCE          BALANCE        BALANCE         SCORE      ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                      80       $ 50,310,024.39        15.69%    $628,875.30         730           72.04%
2.501 - 2.750                     409        268,926,505.64        83.87      657,522.02         712           69.80
3.501 - 3.750                       1            473,866.89         0.15      473,866.89         798           90.00
3.751 - 4.000                       2            930,227.00         0.29      465,113.50         758           91.48
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $651,708.59         715           70.24%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 6B
      Mortgage Loans is expected to be approximately 2.676% per annum.

                                      RATE CEILINGS OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED      WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT    AVERAGE
   RATE CEILINGS (%)             LOANS          BALANCE          BALANCE        BALANCE         SCORE      ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

9.751 - 10.000                      1       $    560,669.84         0.17%    $560,669.84         791           79.94%
10.001 - 10.250                     1            572,000.00         0.18      572,000.00         720           77.82
10.251 - 10.500                     2          1,024,724.17         0.32      512,362.09         724           80.00
10.501 - 10.750                    10          6,910,853.63         2.16      691,085.36         734           71.25
10.751 - 11.000                    39         28,908,244.36         9.02      741,237.03         741           62.52
11.001 - 11.250                   119         84,841,379.14        26.46      712,952.77         725           66.75
11.251 - 11.500                    77         50,292,604.71        15.69      653,150.71         710           70.16
11.501 - 11.750                    36         21,571,058.44         6.73      599,196.07         697           73.68
11.751 - 12.000                    39         23,284,955.16         7.26      597,050.13         710           73.73
12.001 - 12.250                    48         29,461,375.75         9.19      613,778.66         708           72.41
12.251 - 12.500                    58         33,961,721.01        10.59      585,546.91         710           75.39
12.501 - 12.750                    38         23,384,860.80         7.29      615,391.07         709           72.16
12.751 - 13.000                    18         12,271,279.42         3.83      681,737.75         697           72.95
13.001 - 13.250                     4          2,310,897.49         0.72      577,724.37         668           75.47
13.251 - 13.500                     2          1,284,000.00         0.40      642,000.00         680           80.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $651,708.59         715           70.24%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 6B
      Mortgage Loans is expected to be approximately 11.694% per annum.

                                                                              67

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                               FIRST RATE ADJUSTMENT DATE OF THE GROUP 6B MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
       FIRST RATE              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
    ADJUSTMENT DATE              LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

July 1, 2015                        4       $  1,840,538.88         0.57%    $460,134.72         749           90.75%
August 1, 2015                      1            537,600.00         0.17      537,600.00         757           59.73
September 1, 2015                   4          2,305,945.64         0.72      576,486.41         743           70.38
October 1, 2015                    14          8,444,751.86         2.63      603,196.56         707           76.75
November 1, 2015                   26         14,230,868.37         4.44      547,341.09         710           77.29
December 1, 2015                   21         14,150,316.36         4.41      673,824.59         723           74.29
January 1, 2016                   222        143,647,667.63        44.80      647,061.57         718           70.32
February 1, 2016                  180        122,689,500.17        38.26      681,608.33         712           68.03
March 1, 2016                      20         12,793,435.01         3.99      639,671.75         709           71.45
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $651,708.59         715           70.24%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 6B Mortgage Loans is expected to be approximately 117 months.

                                     REMAINING TERMS OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED      WEIGHTED
     REMAINING TERM            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT    AVERAGE
        (MONTHS)                 LOANS          BALANCE          BALANCE        BALANCE         SCORE      ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

341 - 360                         492       $320,640,623.92       100.00%    $651,708.59         715           70.24%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $651,708.59         715           70.24%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 6B Mortgage Loans is expected to be approximately
      357 months.

                                                                              68

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                              CREDIT SCORING OF MORTGAGORS OF THE GROUP 6B MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
     CREDIT SCORES               LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

801 - 850                           7       $  4,675,430.72         1.46%    $667,918.67         806           64.87%
751 - 800                         125         84,329,665.82        26.30      674,637.33         774           68.33
701 - 750                         143         94,322,344.94        29.42      659,596.82         726           71.07
651 - 700                         170        111,051,063.00        34.63      653,241.55         678           70.72
601 - 650                          47         26,262,119.44         8.19      558,768.50         637           72.33
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $651,708.59         715           70.24%
========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              69

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                       ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
        ORIGINAL               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
     DEBT-TO-INCOME            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
       RATIOS (%)                LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                         1       $    529,850.00         0.17%    $  529,850.00         743           79.70%
5.01 - 10.00                        1            427,988.75         0.13        427,988.75         722           80.00
10.01 - 15.00                       1            450,500.00         0.14        450,500.00         651           68.78
15.01 - 20.00                       7          7,341,471.97         2.29      1,048,781.71         739           70.00
20.01 - 25.00                      17         12,930,629.52         4.03        760,625.27         734           66.51
25.01 - 30.00                      18         12,106,155.09         3.78        672,564.17         703           71.83
30.01 - 35.00                      49         31,845,888.10         9.93        649,916.08         718           70.47
35.01 - 40.00                     109         66,425,866.88        20.72        609,411.62         717           74.41
40.01 - 45.00                     124         79,584,447.80        24.82        641,810.06         703           74.76
45.01 - 50.00                      25         15,263,547.39         4.76        610,541.90         713           74.41
50.01 - 55.00                       3          1,665,409.24         0.52        555,136.41         717           75.61
55.01 - 60.00                       1            567,700.00         0.18        567,700.00         666           74.11
60.01 - 65.00                       1            592,000.00         0.18        592,000.00         784           80.00
Not Scored                        135         90,909,169.18        28.35        673,401.25         721           62.52
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%    $  651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 6B Mortgage Loans is expected to be approximately 37.37%.

                                MONTHS SINCE ORIGINATION OF THE GROUP 6B MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
      MONTHS SINCE             MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
      ORIGINATION                LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

1 - 6                             459       $300,782,264.69        93.81%      $655,299.05         715           69.96%
7 - 12                             28         15,838,111.38         4.94        565,646.84         717           76.98
13 - 18                             3          2,622,747.85         0.82        874,249.28         713           65.65
19 - 24                             2          1,397,500.00         0.44        698,750.00         705           64.01
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            492       $320,640,623.92       100.00%      $651,708.59         715           70.24%
==========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 6B Mortgage Loans is expected to be approximately 4 months.

                                                                              70

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AGGREGATE GROUP 6 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Aggregate Group 6 Mortgage Loans consist of One-Year, or Six-Month LIBOR and
One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 89.95% of the Aggregate Group 6 Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually or semi-annually thereafter. The mortgage interest rates will be indexed to
One-Year, or Six-Month LIBOR and One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year or Six-Month
LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year and Six-Month LIBOR Index is the average of the interbank offered rates for one-year and six-month U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal.
The One-Year CMT will be the weekly average yield on United States Treasury
Securities adjusted to a constant maturity of one year, as made available by the
Federal Reserve Board, published in Federal Reserve Statistical Release H.15
(519) and most recently available as of the date 45 days before the applicable
Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.000% to 14.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each
Mortgage Loan's respective Gross Margin.

2.97% of the Aggregate Group 6 Mortgage Loans are subject to Prepayment Penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                 COLLATERAL SUMMARY         RANGE (IF APPLICABLE)
                                                                 ------------------        ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                           $449,432,345
TOTAL NUMBER OF LOANS                                                             953
AVERAGE LOAN PRINCIPAL BALANCE                                               $471,597       $37,344 to $3,000,000
WA GROSS COUPON                                                                6.366%            5.000% to 8.375%
WA FICO                                                                           715                  620 to 817
WA ORIGINAL TERM                                                           360 months
WA REMAINING TERM                                                          357 months           350 to 359 months
WA OLTV                                                                        70.31%            17.44% to 95.00%
WA DTI                                                                         37.29%             3.92% to 62.09%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    117 months           110 to 119 months
WA GROSS MARGIN                                                                2.675%            2.250% to 3.810%
WA RATE CEILING                                                               11.737%          10.000% to 14.375%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5         CA             68.28%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE         NY              5.29%
                                                                FL              4.02%
                                                                VA              3.60%
                                                                CO              2.41%
-----------------------------------------------------------------------------------------------------------------

                                                                              71

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                       OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
       OCCUPANCY                 LOANS          BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Primary Residence                 791       $387,327,588.53        86.18%    $489,668.25         712           70.92%
Investor Property                 130         47,964,134.31        10.67      368,954.88         735           64.79
Second Home                        32         14,140,621.94         3.15      441,894.44         722           72.50
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                   PROPERTY TYPES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT      AVERAGE
     PROPERTY TYPE              LOANS           BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Single Family Residence           569       $275,962,670.22        61.40%    $484,995.91         712           69.54%
PUD                               199         93,319,485.91        20.76      468,942.14         716           73.43
Condominium                       114         44,653,361.56         9.94      391,696.15         728           71.60
2-Family                           39         19,586,699.29         4.36      502,223.06         715           67.17
4-Family                           12          7,366,522.01         1.64      613,876.83         749           65.68
3-Family                           11          5,483,147.62         1.22      498,467.97         716           64.41
Townhouse                           9          3,060,458.17         0.68      340,050.91         687           68.30
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

                               MORTGAGE LOAN PURPOSE OF THE AGGREGATE GROUP 6 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF       WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL   AVERAGE CREDIT      AVERAGE
        PURPOSE                 LOANS           BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Refinance-Cashout                 430       $209,598,686.62        46.64%    $487,438.81         711           66.38%
Purchase                          416        182,812,565.76        40.68      439,453.28         720           76.45
Refinance-Rate/Term               107         57,021,092.40        12.69      532,907.41         713           65.09
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

                                                                              72

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                    GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                        OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF       WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL   AVERAGE CREDIT      AVERAGE
    GEOGRAPHIC AREA              LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Arizona                            31       $ 10,658,480.50         2.37%    $343,821.95         723           73.68%
California                        579        306,887,120.18        68.28      530,029.57         718           68.79
Colorado                           27         10,828,649.91         2.41      401,061.11         719           74.16
Connecticut                         5          1,890,730.14         0.42      378,146.03         691           74.86
Delaware                            2            683,464.99         0.15      341,732.50         774           79.54
District of Columbia                1            417,000.00         0.09      417,000.00         652           63.86
Florida                            56         18,084,193.70         4.02      322,932.03         715           71.81
Georgia                             7          2,702,284.76         0.60      386,040.68         704           76.17
Hawaii                              9          4,374,074.32         0.97      486,008.26         707           64.36
Idaho                               1            490,000.00         0.11      490,000.00         777           67.59
Illinois                           12          6,512,503.69         1.45      542,708.64         736           66.13
Maryland                           31         10,507,983.02         2.34      338,967.19         671           77.75
Massachusetts                       6          2,080,027.48         0.46      346,671.25         704           82.04
Michigan                            5          1,778,076.63         0.40      355,615.33         698           77.87
Minnesota                           2            452,501.25         0.10      226,250.63         676           78.15
Missouri                            4          1,107,641.02         0.25      276,910.26         725           80.68
Nevada                             23         10,017,414.72         2.23      435,539.77         723           73.06
New Hampshire                       2            839,395.18         0.19      419,697.59         787           80.00
New Jersey                         16          5,520,841.76         1.23      345,052.61         679           76.26
New York                           43         23,788,288.78         5.29      553,216.02         692           71.77
North Carolina                      2            484,123.28         0.11      242,061.64         726           79.64
Ohio                                3            216,388.80         0.05       72,129.60         781           68.45
Oregon                              6          1,856,329.37         0.41      309,388.23         718           75.29
Pennsylvania                        4            695,711.65         0.15      173,927.91         662           75.84
Rhode Island                        1            360,000.00         0.08      360,000.00         743           58.54
South Carolina                      2            380,000.00         0.08      190,000.00         756           80.00
Tennessee                           1            191,974.00         0.04      191,974.00         712           80.00
Texas                               9          3,545,623.36         0.79      393,958.15         714           72.93
Utah                                5            762,962.87         0.17      152,592.57         738           73.54
Virginia                           44         16,174,326.14         3.60      367,598.32         708           76.15
Washington                         13          4,995,437.32         1.11      384,264.41         702           76.22
Wisconsin                           1            148,795.96         0.03      148,795.96         751           80.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.15% of the Aggregate
      Group 6 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              73

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
 CURRENT MORTGAGE LOAN         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
 PRINCIPAL BALANCES ($)          LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

0.01 - 50,000.00                    3       $    124,555.71         0.03%    $   41,518.57         750           63.77%
50,000.01 - 100,000.00             14          1,260,229.80         0.28         90,016.41         739           59.40
100,000.01 - 150,000.00            52          6,943,494.60         1.54        133,528.74         711           69.72
150,000.01 - 200,000.00            68         11,904,518.42         2.65        175,066.45         713           66.96
200,000.01 - 250,000.00            51         11,695,591.88         2.60        229,325.33         698           70.99
250,000.01 - 300,000.00            68         18,740,587.30         4.17        275,596.87         710           71.64
300,000.01 - 350,000.00            74         24,218,892.13         5.39        327,282.33         708           70.69
350,000.01 - 400,000.00            83         31,426,239.95         6.99        378,629.40         720           72.38
400,000.01 - 450,000.00            84         35,977,600.09         8.01        428,304.76         716           74.66
450,000.01 - 500,000.00            90         42,787,934.03         9.52        475,421.49         713           73.44
500,000.01 - 550,000.00            76         40,022,183.64         8.91        526,607.68         706           72.65
550,000.01 - 600,000.00            73         42,311,556.43         9.41        579,610.36         708           74.68
600,000.01 - 650,000.00            63         39,841,943.62         8.86        632,411.80         707           71.44
650,000.01 - 700,000.00            22         15,029,762.22         3.34        683,171.01         723           68.40
700,000.01 - 750,000.00            33         24,239,352.93         5.39        734,525.85         714           64.92
750,000.01 - 800,000.00            14         10,959,063.14         2.44        782,790.22         730           69.47
800,000.01 - 850,000.00            19         15,814,628.36         3.52        832,348.86         732           67.41
850,000.01 - 900,000.00            11          9,673,670.78         2.15        879,424.62         724           69.82
900,000.01 - 950,000.00            11         10,162,881.64         2.26        923,898.33         707           68.12
950,000.01 - 1,000,000.00          27         26,628,114.13         5.92        986,226.45         723           64.84
1,000,000.01 - 1,500,000.00        10         13,547,543.98         3.01      1,354,754.40         728           67.87
1,500,000.01 - 2,000,000.00         4          7,122,000.00         1.58      1,780,500.00         742           53.04
2,500,000.01 - 3,000,000.00         3          9,000,000.00         2.00      3,000,000.00         734           57.18
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78      100.00%     $  471,597.42         715           70.31%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Aggregate Group 6 Mortgage Loans is expected to be approximately $471,597.

                                                                              74

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE      AVERAGE
                                              STATISTICAL      STATISTICAL   STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
   ORIGINAL LOAN-TO-          MORTGAGE         PRINCIPAL        PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
    VALUE RATIOS (%)            LOANS           BALANCE          BALANCE       BALANCE         SCORE        ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                       3       $    368,909.73         0.08%    $122,969.91         753           18.33%
25.01 - 30.00                       4          1,189,634.25         0.26      297,408.56         737           27.70
30.01 - 35.00                       9          5,025,168.14         1.12      558,352.02         736           33.38
35.01 - 40.00                       8          4,138,675.47         0.92      517,334.43         737           36.98
40.01 - 45.00                      26          9,782,019.80         2.18      376,231.53         728           43.03
45.01 - 50.00                      32         16,519,347.91         3.68      516,229.62         737           48.79
50.01 - 55.00                      36         16,203,059.21         3.61      450,084.98         725           52.51
55.01 - 60.00                      68         40,891,517.25         9.10      601,345.84         721           58.03
60.01 - 65.00                     110         54,599,973.31        12.15      496,363.39         717           63.41
65.01 - 70.00                      69         38,457,870.19         8.56      557,360.44         710           68.78
70.01 - 75.00                      98         56,468,984.37        12.56      576,214.13         714           74.22
75.01 - 80.00                     463        197,144,771.50        43.87      425,798.64         710           79.70
80.01 - 85.00                       1            309,667.00         0.07      309,667.00         641           81.92
85.01 - 90.00                      20          6,601,455.83         1.47      330,072.79         710           89.49
90.01 - 95.00                       6          1,731,290.82         0.39      288,548.47         728           94.35
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Group 6 Mortgage Loans is expected to be approximately 70.31%.

                                                                              75

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
   CURRENT MORTGAGE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
  INTEREST RATES (%)             LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

4.751 - 5.000                       1       $    560,669.84         0.12%    $560,669.84         791           79.94%
5.001 - 5.250                       4          2,240,117.15         0.50      560,029.29         734           60.20
5.251 - 5.500                       5          1,625,124.17         0.36      325,024.83         742           72.06
5.501 - 5.750                      27         13,858,441.60         3.08      513,275.61         740           69.67
5.751 - 6.000                     115         56,662,771.93        12.61      492,719.76         731           65.76
6.001 - 6.250                     292        148,842,361.52        33.12      509,734.11         720           67.19
6.251 - 6.500                     236        110,888,219.32        24.67      469,865.34         708           72.19
6.501 - 6.750                     141         60,191,184.94        13.39      426,887.84         703           73.71
6.751 - 7.000                      81         35,200,787.71         7.83      434,577.63         704           74.90
7.001 - 7.250                      26          9,753,494.64         2.17      375,134.41         707           77.95
7.251 - 7.500                      18          7,766,301.88         1.73      431,461.22         698           79.63
7.501 - 7.750                       4            933,784.08         0.21      233,446.02         671           87.45
7.751 - 8.000                       2            831,186.00         0.18      415,593.00         642           78.70
8.251 - 8.500                       1             77,900.00         0.02       77,900.00         744           95.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Aggregate Group 6 Mortgage Loans is expected to be approximately 6.366% per annum.

                                                                              76

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                 GROSS MARGINS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
   GROSS MARGIN (%)              LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                     165       $ 74,814,036.42        16.65%    $453,418.40         730           73.17%
2.501 - 2.750                     774        370,593,070.11        82.46      478,802.42         712           69.52
3.251 - 3.500                       3            627,869.76         0.14      209,289.92         707           88.84
3.501 - 3.750                       7          1,941,741.49         0.43      277,391.64         731           90.31
3.751 - 4.000                       4          1,455,627.00         0.32      363,906.75         739           91.07
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Aggregate
      Group 6 Mortgage Loans is expected to be approximately 2.675% per annum.

                                 RATE CEILINGS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
  RATE CEILINGS (%)              LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

9.751 - 10.000                      1       $    560,669.84         0.12%    $560,669.84         791           79.94%
10.001 - 10.250                     3          1,240,117.15         0.28      413,372.38         765           70.53
10.251 - 10.500                     4          1,480,124.17         0.33      370,031.04         736           74.94
10.501 - 10.750                    22         10,770,516.33         2.40      489,568.92         741           69.70
10.751 - 11.000                    77         38,836,432.74         8.64      504,369.26         736           63.04
11.001 - 11.250                   213        112,461,132.69        25.02      527,986.54         724           66.03
11.251 - 11.500                   138         67,285,642.12        14.97      487,577.12         708           71.26
11.501 - 11.750                    76         31,658,580.30         7.04      416,560.27         702           74.52
11.751 - 12.000                    60         30,149,935.73         6.71      502,498.93         717           72.71
12.001 - 12.250                    89         41,646,460.87         9.27      467,937.76         707           71.08
12.251 - 12.500                   109         48,396,738.26        10.77      444,006.77         708           74.13
12.501 - 12.750                    72         32,227,925.99         7.17      447,610.08         707           72.85
12.751 - 13.000                    61         23,708,377.17         5.28      388,661.92         698           75.40
13.001 - 13.250                    17          5,488,262.60         1.22      322,838.98         702           77.06
13.251 - 13.500                     8          3,117,140.82         0.69      389,642.60         701           79.39
13.501 - 13.750                     2            326,388.00         0.07      163,194.00         665           80.00
14.251 - 14.500                     1             77,900.00         0.02       77,900.00         744           95.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate
      Group 6 Mortgage Loans is expected to be approximately 11.737% per annum.

                                                                              77

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                           FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
       FIRST RATE              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
    ADJUSTMENT DATE              LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

June 1, 2015                        1       $    120,452.51         0.03%    $120,452.51         729           90.00%
July 1, 2015                       11          4,040,201.55         0.90      367,291.05         731           88.35
August 1, 2015                      3            844,000.00         0.19      281,333.33         744           70.64
September 1, 2015                   7          2,902,915.40         0.65      414,702.20         728           74.53
October 1, 2015                    32         14,680,282.59         3.27      458,758.83         721           75.93
November 1, 2015                   49         20,816,343.68         4.63      424,823.34         715           77.49
December 1, 2015                   35         18,168,245.64         4.04      519,092.73         721           73.30
January 1, 2016                   430        199,042,933.68        44.29      462,890.54         718           70.29
February 1, 2016                  357        173,744,421.96        38.66      486,679.05         711           68.11
March 1, 2016                      28         15,072,547.77         3.35      538,305.28         704           71.13
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Aggregate Group 6 Mortgage Loans is expected to be approximately 117 months.

                                REMAINING TERMS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
    REMAINING TERM             MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
      (MONTHS)                   LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

341 - 360                         953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Aggregate Group 6 Mortgage Loans is expected to be approximately 357 months.

                                                                              78

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                          CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
   CREDIT SCORES                 LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

801 - 850                          21       $  8,513,033.03         1.89%    $405,382.53         805           64.21%
751 - 800                         234        115,201,310.89        25.63      492,313.29         773           67.86
701 - 750                         280        132,491,429.40        29.48      473,183.68         725           71.13
651 - 700                         315        152,482,043.41        33.93      484,069.98         677           71.23
601 - 650                         103         40,744,528.05         9.07      395,577.94         637           72.41
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              79

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
      ORIGINAL                 NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
   DEBT-TO-INCOME              MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
     RATIOS (%)                  LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

1.01 - 5.00                         1       $    529,850.00         0.12%    $529,850.00         743           79.70%
5.01 - 10.00                        2            627,988.75         0.14      313,994.38         741           72.52
10.01 - 15.00                       3            823,490.00         0.18      274,496.67         697           73.65
15.01 - 20.00                      17         10,781,925.99         2.40      634,230.94         731           70.34
20.01 - 25.00                      26         15,697,787.38         3.49      603,761.05         733           66.57
25.01 - 30.00                      44         18,910,050.33         4.21      429,773.87         707           72.11
30.01 - 35.00                     111         49,393,450.60        10.99      444,986.04         718           71.14
35.01 - 40.00                     194         90,944,430.52        20.24      468,785.72         717           74.67
40.01 - 45.00                     228        109,438,780.19        24.35      479,994.65         704           75.05
45.01 - 50.00                      46         21,252,028.44         4.73      462,000.62         712           75.11
50.01 - 55.00                       6          2,258,118.30         0.50      376,353.05         711           76.53
55.01 - 60.00                       1            567,700.00         0.13      567,700.00         666           74.11
60.01 - 65.00                       2            745,802.14         0.17      372,901.07         767           80.00
Not Scored                        272        127,460,942.14        28.36      468,606.40         719           61.96
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Aggregate Group 6 Mortgage Loans is expected to be approximately
      37.29%.

                            MONTHS SINCE ORIGINATION OF THE AGGREGATE GROUP 6 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
    MONTHS SINCE               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
    ORIGINATION                  LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

1 - 6                             879       $416,891,903.71        92.76%    $474,279.75         714           69.94%
7 - 12                             63         26,435,526.22         5.88      419,611.53         724           77.51
13 - 18                             8          4,307,414.85         0.96      538,426.86         706           64.48
19 - 24                             3          1,797,500.00         0.40      599,166.67         696           65.52
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            953       $449,432,344.78       100.00%    $471,597.42         715           70.31%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Aggregate Group 6 Mortgage Loans is expected to be approximately 4 months.

                                                                              80

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AGGREGATE GROUP 2 COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS
---------------------------------

The Aggregate Group 2 Mortgage Loans consist of One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 3, 5, or 7 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 71.65% of the Aggregate Group 2 Mortgage Loans require only the payment of interest until the 37th, 61st, or 85th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross
Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii)
forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal.
The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.255% to 13.125%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's respective Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                   ------------------       ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                          $267,601,527
TOTAL NUMBER OF LOANS                                                            459
AVERAGE LOAN PRINCIPAL BALANCE                                              $583,010       $115,254 to $1,462,500
WA GROSS COUPON                                                               5.910%             4.500% to 7.250%
WA FICO                                                                          745                   629 to 819
WA ORIGINAL TERM                                                          360 months
WA REMAINING TERM                                                         360 months            353 to 360 months
WA OLTV                                                                       72.82%              7.83% to 90.00%
WA DTI                                                                        36.47%              7.62% to 67.30%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                    61 months              32 to 84 months
WA GROSS MARGIN                                                               2.250%
WA RATE CEILING                                                              10.997%            9.255% to 13.125%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES                CA            50.88%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL          FL            13.28%
BALANCE                                                         VA             5.97%
                                                                MD             4.02%
                                                                WA             3.21%
-----------------------------------------------------------------------------------------------------------------

                                                                              81

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                       OCCUPANCY OF MORTGAGED PROPERTIES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF       WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL   AVERAGE CREDIT      AVERAGE
   OCCUPANCY                    LOANS           BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Primary Residence                 407       $236,041,130.39        88.21%    $579,953.64         745           72.89%
Second Home                        48         29,956,142.71        11.19      624,086.31         750           72.71
Investor Property                   4          1,604,253.89         0.60      401,063.47         738           64.78
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                   PROPERTY TYPES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF       WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL   AVERAGE CREDIT      AVERAGE
     PROPERTY TYPE              LOANS           BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Single Family Residence           264       $151,359,323.59        56.56%    $573,330.77         743           71.53%
PUD                               132         79,311,257.42        29.64      600,842.86         744           73.99
Condominium                        60         35,324,513.06        13.20      588,741.88         759           75.65
2-Family                            2            998,432.92         0.37      499,216.46         751           70.90
Townhouse                           1            608,000.00         0.23      608,000.00         663           80.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

                               MORTGAGE LOAN PURPOSE OF THE AGGREGATE GROUP 2 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF       WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL   AVERAGE CREDIT      AVERAGE
        PURPOSE                 LOANS           BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Purchase                          314       $184,116,500.23        68.80%    $586,358.28         751           75.42%
Refinance-Rate/Term                73         43,378,993.60        16.21      594,232.79         732           66.57
Refinance-Cashout                  72         40,106,033.16        14.99      557,028.24         735           67.65
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

                                                                              82

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                    GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                        OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF       WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL   AVERAGE CREDIT      AVERAGE
    GEOGRAPHIC AREA              LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Arizona                            11       $  5,624,293.17         2.10%    $511,299.38         761           73.55%
California                        230        136,157,214.69        50.88      591,987.89         745           72.69
Colorado                            3          1,730,500.00         0.65      576,833.33         727           72.69
Connecticut                         1            688,000.00         0.26      688,000.00         741           80.00
District of Columbia                5          3,039,200.00         1.14      607,840.00         774           74.37
Florida                            57         35,541,624.62        13.28      623,537.27         749           71.63
Georgia                             9          3,920,088.11         1.46      435,565.35         755           79.45
Hawaii                              1            800,000.00         0.30      800,000.00         765           66.67
Illinois                           12          7,804,518.34         2.92      650,376.53         763           74.34
Louisiana                           1            431,007.72         0.16      431,007.72         708           80.00
Maryland                           21         10,753,760.69         4.02      512,083.84         725           75.02
Massachusetts                       3          1,423,932.92         0.53      474,644.31         733           80.00
Minnesota                           1            659,294.41         0.25      659,294.41         761           80.00
Missouri                            2            587,000.00         0.22      293,500.00         691           82.85
Nevada                              8          5,488,420.00         2.05      686,052.50         726           67.60
New Jersey                          3          1,567,942.00         0.59      522,647.33         706           56.43
New York                            4          2,175,000.00         0.81      543,750.00         749           65.24
North Carolina                     15          8,062,292.92         3.01      537,486.19         763           77.86
Oklahoma                            1            500,000.00         0.19      500,000.00         795           62.50
Oregon                              2          1,163,750.00         0.43      581,875.00         705           73.91
Pennsylvania                        3          1,813,857.51         0.68      604,619.17         758           70.93
Rhode Island                        1            530,000.00         0.20      530,000.00         773           51.04
South Carolina                     11          7,183,500.00         2.68      653,045.45         733           73.14
Tennessee                           1            479,423.25         0.18      479,423.25         687           53.81
Texas                               6          3,792,990.39         1.42      632,165.07         747           76.17
Utah                                1            626,400.00         0.23      626,400.00         739           80.00
Vermont                             1            475,000.00         0.18      475,000.00         755           76.00
Virginia                           30         15,984,537.80         5.97      532,817.93         751           75.19
Washington                         15          8,597,978.45         3.21      573,198.56         741           68.79
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 0.97% of the Aggregate
      Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              83

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF         WEIGHTED        WEIGHTED
 CURRENT MORTGAGE LOAN         MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
 PRINCIPAL BALANCES ($)          LOANS          BALANCE          BALANCE        BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00             4       $    544,185.72         0.20%    $  136,046.43         741           72.72%
150,000.01 - 200,000.00             5            869,889.81         0.33        173,977.96         737           66.67
250,000.01 - 300,000.00             3            813,125.00         0.30        271,041.67         764           76.67
300,000.01 - 350,000.00             2            628,400.00         0.23        314,200.00         739           74.88
350,000.01 - 400,000.00             3          1,154,832.88         0.43        384,944.29         722           79.86
400,000.01 - 450,000.00            55         23,834,847.09         8.91        433,360.86         736           74.09
450,000.01 - 500,000.00           100         48,031,286.21        17.95        480,312.86         743           70.96
500,000.01 - 550,000.00            63         32,947,981.72        12.31        522,983.84         737           74.24
550,000.01 - 600,000.00            63         36,474,014.66        13.63        578,952.61         748           75.49
600,000.01 - 650,000.00            49         31,003,749.88        11.59        632,729.59         743           75.70
650,000.01 - 700,000.00            37         25,111,650.27         9.38        678,693.25         750           73.94
700,000.01 - 750,000.00            15         10,960,526.21         4.10        730,701.75         732           71.92
750,000.01 - 800,000.00            12          9,347,581.94         3.49        778,965.16         754           74.95
800,000.01 - 850,000.00            14         11,569,551.33         4.32        826,396.52         755           65.48
850,000.01 - 900,000.00             6          5,264,500.00         1.97        877,416.67         747           76.30
900,000.01 - 950,000.00             5          4,637,454.27         1.73        927,490.85         742           70.12
950,000.01 - 1,000,000.00          16         15,766,950.00         5.89        985,434.38         771           67.44
1,000,000.01 - 1,500,000.00         7          8,641,000.00         3.23      1,234,428.57         760           66.36
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $  583,009.86         745           72.82%
==========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Aggregate Group 2 Mortgage Loans is expected to be approximately $583,010.

                                                                              84

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                              NUMBER OF         CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
   ORIGINAL LOAN-TO-          MORTGAGE         PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
    VALUE RATIOS (%)            LOANS           BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                        2       $  1,303,000.00         0.49%    $651,500.00         803            8.15%
20.01 - 25.00                       2          1,597,000.64         0.60      798,500.32         787           21.85
25.01 - 30.00                       2          1,145,000.00         0.43      572,500.00         738           26.82
30.01 - 35.00                       5          2,727,000.00         1.02      545,400.00         755           32.54
35.01 - 40.00                       4          2,327,001.16         0.87      581,750.29         731           37.76
40.01 - 45.00                       7          3,737,000.00         1.40      533,857.14         728           41.91
45.01 - 50.00                      12          7,337,122.72         2.74      611,426.89         756           47.93
50.01 - 55.00                       5          2,199,363.49         0.82      439,872.70         706           52.92
55.01 - 60.00                      19         10,919,699.40         4.08      574,721.02         742           57.80
60.01 - 65.00                      20         13,127,438.86         4.91      656,371.94         765           62.43
65.01 - 70.00                      40         26,107,525.94         9.76      652,688.15         748           68.13
70.01 - 75.00                      49         31,986,177.97        11.95      652,779.14         744           74.33
75.01 - 80.00                     288        161,328,435.81        60.29      560,168.18         744           79.62
85.01 - 90.00                       4          1,759,761.00         0.66      439,940.25         715           89.07
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Aggregate Group 2 Mortgage Loans is expected to be approximately 72.82%.

                                                                              85

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                        CURRENT MORTGAGE INTEREST RATES OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
   CURRENT MORTGAGE            MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
  INTEREST RATES (%)             LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

4.251 - 4.500                       2       $  1,162,379.33         0.43%    $581,189.67         704           80.00%
4.501 - 4.750                       6          4,411,746.26         1.65      735,291.04         722           73.42
4.751 - 5.000                      21         11,782,866.56         4.40      561,088.88         744           72.78
5.001 - 5.250                      20         10,746,251.30         4.02      537,312.57         758           76.50
5.251 - 5.500                      30         17,331,936.63         6.48      577,731.22         760           76.20
5.501 - 5.750                      84         50,394,437.72        18.83      599,933.78         750           70.70
5.751 - 6.000                     132         77,604,007.11        29.00      587,909.14         743           73.23
6.001 - 6.250                      84         49,011,629.93        18.32      583,471.78         743           72.89
6.251 - 6.500                      51         28,354,161.54        10.60      555,963.95         738           71.72
6.501 - 6.750                      17         10,019,145.93         3.74      589,361.53         753           74.46
6.751 - 7.000                       9          5,091,564.68         1.90      565,729.41         743           68.40
7.001 - 7.250                       3          1,691,400.00         0.63      563,800.00         731           72.87
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Aggregate Group 2 Mortgage Loans is expected to be approximately 5.910% per annum.

                                 GROSS MARGINS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
   GROSS MARGIN (%)              LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

2.001 - 2.250                     459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Aggregate
      Group 2 Mortgage Loans is expected to be approximately 2.250% per annum.

                                                                              86

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                                 RATE CEILINGS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE       AVERAGE
                                              STATISTICAL      STATISTICAL    STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF        CUT-OFF        WEIGHTED       WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL      PRINCIPAL    AVERAGE CREDIT     AVERAGE
  RATE CEILINGS (%)              LOANS          BALANCE          BALANCE        BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                       3       $  1,860,573.73         0.70%    $620,191.24         733           74.90%
9.501 - 9.750                       5          3,713,551.86         1.39      742,710.37         711           74.73
9.751 - 10.000                     21         11,782,866.56         4.40      561,088.88         744           72.78
10.001 - 10.250                    20         10,746,251.30         4.02      537,312.57         758           76.50
10.251 - 10.500                    29         16,851,936.63         6.30      581,101.26         760           76.09
10.501 - 10.750                    79         47,849,884.07        17.88      605,694.74         751           70.63
10.751 - 11.000                   116         68,853,084.53        25.73      593,561.07         742           73.02
11.001 - 11.250                    79         46,296,828.93        17.30      586,035.81         742           73.03
11.251 - 11.500                    47         25,939,160.90         9.69      551,897.04         739           73.08
11.501 - 11.750                    19          9,917,249.58         3.71      521,960.50         748           72.74
11.751 - 12.000                    21         11,255,487.26         4.21      535,975.58         748           74.59
12.001 - 12.250                     7          3,526,201.00         1.32      503,743.00         744           69.28
12.251 - 12.500                     4          2,298,000.00         0.86      574,500.00         713           70.82
12.501 - 12.750                     3          2,646,450.00         0.99      882,150.00         758           78.38
12.751 - 13.000                     5          3,184,000.64         1.19      636,800.13         761           55.95
13.001 - 13.250                     1            880,000.00         0.33      880,000.00         735           80.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Aggregate
      Group 2 Mortgage Loans is expected to be approximately 10.997% per annum.

                                                                              87

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                           FIRST RATE ADJUSTMENT DATE OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE      AVERAGE
                                              STATISTICAL      STATISTICAL   STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF       CUT-OFF        WEIGHTED       WEIGHTED
       FIRST RATE              MORTGAGE        PRINCIPAL        PRINCIPAL     PRINCIPAL    AVERAGE CREDIT     AVERAGE
    ADJUSTMENT DATE              LOANS          BALANCE          BALANCE       BALANCE         SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

December 1, 2008                    2       $    403,065.24         0.15%    $201,532.62         747           67.03%
February 1, 2009                    1            186,254.37         0.07      186,254.37         818           80.00
March 1, 2009                      18         10,030,285.62         3.75      557,238.09         736           73.68
April 1, 2009                      18         12,282,122.00         4.59      682,340.11         755           72.65
April 1, 2010                       1            455,658.35         0.17      455,658.35         656           79.42
September 1, 2010                   1            115,253.89         0.04      115,253.89         757           80.00
October 1, 2010                     1            394,400.00         0.15      394,400.00         733           80.00
November 1, 2010                    6          2,759,867.44         1.03      459,977.91         742           75.72
December 1, 2010                    6          1,698,488.29         0.63      283,081.38         710           73.00
January 1, 2011                     8          4,415,950.62         1.65      551,993.83         740           73.64
February 1, 2011                    3          1,602,000.00         0.60      534,000.00         727           64.37
March 1, 2011                     107         61,831,747.86        23.11      577,866.80         746           73.07
April 1, 2011                     232        137,409,577.40        51.35      592,282.66         747           73.21
January 1, 2013                     1            597,000.64         0.22      597,000.64         792           23.03
February 1, 2013                    1            698,194.40         0.26      698,194.40         781           66.40
March 1, 2013                      12          6,779,752.87         2.53      564,979.41         743           73.60
April 1, 2013                      41         25,941,908.00         9.69      632,729.46         742           70.89
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Aggregate Group 2 Mortgage Loans is expected to be approximately 61 months.

                                REMAINING TERMS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE      AVERAGE
                                              STATISTICAL      STATISTICAL   STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
    REMAINING TERM             MORTGAGE        PRINCIPAL        PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
      (MONTHS)                   LOANS          BALANCE          BALANCE       BALANCE         SCORE        ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

341 - 360                         459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Aggregate Group 2 Mortgage Loans is expected to be approximately 360 months.

                                                                              88

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                          CREDIT SCORING OF MORTGAGORS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE      AVERAGE
                                              STATISTICAL      STATISTICAL   STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
                               MORTGAGE        PRINCIPAL        PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
   CREDIT SCORES                 LOANS          BALANCE          BALANCE       BALANCE         SCORE        ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

801 - 850                          24       $ 15,863,615.47         5.93%    $660,983.98         806           68.54%
751 - 800                         194        116,657,179.69        43.59      601,325.67         775           72.31
701 - 750                         174         98,144,974.93        36.68      564,051.58         727           74.09
651 - 700                          54         29,345,379.48        10.97      543,432.95         684           73.29
601 - 650                          12          7,130,377.42         2.66      594,198.12         633           72.11
Not Scored                          1            460,000.00         0.17      460,000.00           0           59.74
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE      AVERAGE
                                              STATISTICAL      STATISTICAL   STATISTICAL
      ORIGINAL                 NUMBER OF        CUT-OFF          CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
   DEBT-TO-INCOME              MORTGAGE        PRINCIPAL        PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
     RATIOS (%)                  LOANS          BALANCE          BALANCE       BALANCE         SCORE        ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                        2       $  1,000,000.00         0.37%    $500,000.00         802           60.12%
10.01 - 15.00                      11          6,480,175.00         2.42      589,106.82         763           64.44
15.01 - 20.00                      19         11,377,669.72         4.25      598,824.72         755           64.08
20.01 - 25.00                      33         19,824,151.07         7.41      600,731.85         744           70.62
25.01 - 30.00                      58         32,737,831.21        12.23      564,445.37         747           74.95
30.01 - 35.00                      64         37,374,102.98        13.97      583,970.36         747           76.47
35.01 - 40.00                      92         53,224,171.99        19.89      578,523.61         742           72.54
40.01 - 45.00                      90         54,832,011.34        20.49      609,244.57         749           73.49
45.01 - 50.00                      60         33,319,656.95        12.45      555,327.62         736           74.55
50.01 - 55.00                      15          9,372,772.28         3.50      624,851.49         753           67.39
55.01 - 60.00                      11          5,974,580.45         2.23      543,143.68         743           68.77
60.01 - 65.00                       3          1,667,404.00         0.62      555,801.33         710           71.04
65.01 - 70.00                       1            417,000.00         0.16      417,000.00         706           79.23
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Aggregate Group 2 Mortgage Loans is expected to be approximately
      36.47%.

                                                                              89

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-D
                    [LOGO]               $1,775,524,000 (approximate)
--------------------------------------------------------------------------------

                            MONTHS SINCE ORIGINATION OF THE AGGREGATE GROUP 2 MORTGAGE LOANS (1)

------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF
                                               AGGREGATE        AGGREGATE      AVERAGE
                                              STATISTICAL      STATISTICAL   STATISTICAL
                               NUMBER OF        CUT-OFF          CUT-OFF       CUT-OFF        WEIGHTED        WEIGHTED
    MONTHS SINCE               MORTGAGE        PRINCIPAL        PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
    ORIGINATION                  LOANS          BALANCE          BALANCE       BALANCE         SCORE        ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

1 - 6                             454       $265,341,019.71        99.16%    $584,451.59         745           72.92%
7 - 12                              2            509,653.89         0.19      254,826.95         738           80.00
13 - 18                             3          1,750,853.39         0.65      583,617.80         752           55.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                            459       $267,601,526.99       100.00%    $583,009.86         745           72.82%
========================================================================================================================

(2)   As of the Cut-off Date, the weighted average Months Since Origination of the Aggregate Group 2 Mortgage Loans is expected to be approximately 2 months.

                                                                              90

BANC OF AMERICA SECURITIES LLC
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you
e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------